                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------
                                    FORM N-1A
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                            REGISTRATION NO. 2-57209
                         POST-EFFECTIVE AMENDMENT NO. 46
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-2679
                                AMENDMENT NO. 42
                               DAVIS SERIES, INC.

                                2949 East Elvira Road, Suite 101
                                Tucson, Arizona 85706
                                520-434-3771


   Agents For Service:          Thomas D. Tays, Esq.
                                Davis Selected Advisers, L.P.

                                2949 East Elvira Road, Suite 101
                                Tucson, Arizona 85706
                                520-434-3771

                                      -or-

                                Arthur Don, Esq.
                                D'Ancona & Pflaum
                                30 North LaSalle Street
                                Suite 2900
                                Chicago, Illinois  60602
                                (1-312-602-2044)


It is proposed that this filing will become effective:

             [ ]  Immediately upon filing pursuant to paragraph (b)
             [X]  On __May 1, 2002__ pursuant to paragraph (b)
             [ ]  60 days after filing pursuant to paragraph (a)
             [ ]  On ________, pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered:   Common Stock of:
                                        ----------------
                                        1.  Davis Opportunity Fund
                                        2.  Davis Financial Fund
                                        3.  Davis Real Estate Fund
                                        4.  Davis Convertible Securities Fund
                                        5.  Davis Government Bond Fund
                                        6.  Davis Government Money Market Fund

DAVIS OPPORTUNITY FUND
DAVIS FINANCIAL FUND
DAVIS REAL ESTATE FUND
DAVIS CONVERTIBLE SECURITIES FUND
DAVIS GOVERNMENT BOND FUND
DAVIS GOVERNMENT MONEY MARKET FUND
         (PORTFOLIOS OF DAVIS SERIES, INC.)


Prospectus and Application Form

Class A Shares
Class B Shares
Class C Shares

May 1, 2002



The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



Over 30 Years Of Reliable Investing(SM)

[Inside Front Cover]

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Davis Funds, the Funds' investment adviser or the Funds' distributor. This Prospectus does not constitute an offer by the Davis Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                                TABLE OF CONTENTS


Overview of each Davis Series Fund
         Davis Opportunity Fund (formerly Davis Growth Opportunity Fund) Davis Financial Fund
         Davis Real Estate Fund
         Davis Convertible Securities Fund
         Davis Government Bond Fund
         Davis Government Money Market Fund

                  Investment Objective and Principal Investment Strategies Determining if this Fund is Right for You
                  Principal Risks
                  Past Performance
                  Fees and Expenses
                  Financial Highlights

Who Is Responsible for Your Davis Account

How We Manage Davis Series Funds

Once You Invest in Davis Funds

Privacy Notice

How to Choose a Share Class

How to Open an Account

How to Buy, Sell and Exchange Shares

Davis Funds: Over 30 Years of Reliable Investing(SM)

Other Fund Documents

OVERVIEW OF DAVIS OPPORTUNITY FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Opportunity Fund's (formerly Davis Growth Opportunity Fund) investment objective is long term growth of capital. Under normal circumstances the Fund invests principally in common stock and other equity securities of companies with small and medium market capitalizations of less than $20 billion.

Our portfolio managers apply the Davis investment philosophy--searching for high-quality, well-managed, growing companies that can be purchased at reasonable prices and holding them for the long term--to the small- and mid-capitalization stock arena. We consider selling a company if the company no longer exhibits the characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o   You are seeking long-termgrowth of capital.
o   You prefer to invest in small- and medium-capitalization companies.
o You are willing to accept higher risk for the opportunity to pursue higher returns.
o   You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of sharp price swings and dramatic market declines.
o   You are interested in earning current income.
o   You prefer to invest in larger, more established companies.
o   You are investing for the short term.


PRINCIPAL RISKS

If you buy shares of Davis Opportunity Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance. Investing in small- and medium-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o SELECTION RISK. Selection risk is the risk that the securities we select for the Fund will underperform our benchmark or other funds with similar investment objectives and strategies. At times, we may increase the proportion of the Fund's investments in a particular industry compared to the weighting of that industry in the S&P 500(R) Index. To the extent that the Fund increases its emphasis on stocks in a particular industry, its share values may fluctuate in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in Davis Opportunity Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one, five and 10 years (or since inception) compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                             DAVIS OPPORTUNITY FUND
                    TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                        (as of December 31 of each year)
                                 CLASS B SHARES

         1992                        (2.86)%
         1993                         11.16%
         1994                        (8.45)%
         1995                         45.44%
         1996                         17.86%
         1997                         26.82%
         1998                          1.61%
         1999                         30.42%
         2000                         10.57%
         2001                         (8.92)%

During the period shown above, the highest quarterly return was 25.44% for the third quarter of 1997, and the worst quarterly return was (20.46)% for the third quarter of 1998.

Year-to-date performance as of March 31, 2002 (unannualized) was 6.76%.

Investments in initial public offerings (IPOs) had a favorable impact on Davis Opportunity Fund's performance in 1999 and 2000. This was a time when the IPO market was very active. No assurance can be given that Davis Opportunity Fund will continue to invest in IPOs to the same extent in the future, or that such investments would be profitable [this paragraph in italics].

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of shares offered by this prospectus will differ from the Class B returns shown in the chart, depending on the expenses of that class.

                             DAVIS OPPORTUNITY FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)


-------------------------------------------------------------------------------------------------------------
                                            PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS   LIFE OF CLASS*
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES                               (12.44)%          10.90%             N/A            15.85%
   (return before taxes)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES                               (12.49)%          10.88%           11.11%           13.95%
   (return before taxes)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES                               (13.04)%           7.47%            8.69%             N/A
   (return after taxes on distributions)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
   (return after taxes on distributions       (7.51)%           8.33%            8.75%             N/A
   and sale of fund shares)
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                (9.79)%            N/A              N/A             5.33%
   (return before taxes)
-------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX
   (reflects no deduction for fees,          (11.89)%          10.70%           12.94%           14.81%
   expenses or taxes)
-------------------------------------------------------------------------------------------------------------

Average Annual Total Returns for each class of shares reflect sales charges.

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 12/1/94; Class B shares, 5/1/84; and Class C shares, 8/15/97. Index average annual total return for life is from 5/1/84.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A, B and C shares are offered by this prospectus. After-tax returns are shown only for Class B shares and after-tax returns for other classes will vary.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

FEES AND EXPENSES

                  FEES YOU MAY PAY AS A DAVIS FUNDS SHAREHOLDER
                      (paid directly from your investment)

------------------------------------------------------------------------------------------------------------------
                                                               CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a         4.75%            None              None
     percentage of offering price)
------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions
     (as a percentage of the lesser of the net asset value     0.75%            4.00%             1.00%
     of the shares redeemed or the total cost of such shares)
------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends    None             None              None
------------------------------------------------------------------------------------------------------------------
Exchange fee                                                   None             None              None
------------------------------------------------------------------------------------------------------------------


                             DAVIS OPPORTUNITY FUND
                            ANNUAL OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                        (deducted from the fund's assets)

------------------------------------------------------------------------------------------------------------------
                                                                CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------------------
Management Fees                                                 0.75%             0.75%            0.75%
------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                       0.23%             1.00%            1.00%
------------------------------------------------------------------------------------------------------------------
Other Expenses                                                  0.25%             0.31%            0.33%
------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                                 1.23%             2.06%            2.08%
------------------------------------------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in Davis Opportunity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Opportunity Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Opportunity Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:


--------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...    1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES                    $594         $847      $1,119       $1,893
--------------------------------------------------------------------------------
CLASS B SHARES                    $609         $946      $1,308       $2,177*
--------------------------------------------------------------------------------
CLASS C SHARES                    $311         $652      $1,119       $2,410
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
IF YOU STILL HOLD YOUR SHARES AFTER...      1 YEAR         3 YEARS          5 YEARS       10 YEARS
-----------------------------------------------------------------------------------------------------
CLASS A SHARES                               $594            $847           $1,119         $1,893
-----------------------------------------------------------------------------------------------------
CLASS B SHARES                               $209            $646           $1,108         $2,177*
-----------------------------------------------------------------------------------------------------
CLASS C SHARES                               $211            $652           $1,119         $2,410
-----------------------------------------------------------------------------------------------------

* Class B shares' expenses for the 10-year period include two years of Class A shares' expenses since Class B shares automatically convert to Class A shares after eight years.


FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Opportunity Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2001, 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available on request. Another accounting firm audited the information for fiscal year 1997.

DAVIS OPPORTUNITY FUND                                                              CLASS A

                                                                             YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                         2001           2000           1999           1998           1997
                                                        ------         ------         ------         ------         ------
Net Asset Value, Beginning of Period ...............    $18.60         $22.17         $21.96         $22.49         $18.93
                                                        ------         ------         ------         ------         ------
Income (Loss) From Investment Operations
   Net Investment Loss .............................     (0.07)         (0.11)         (0.10)         (0.09)         (0.10)
   Net Realized and Unrealized Gains (Losses) ......     (1.44)          2.22           5.96           0.59           5.34
                                                        ------         ------         ------         ------         ------
   Total From Investment Operations ................     (1.51)          2.11           5.86           0.50           5.24
                                                        ------         ------         ------         ------         ------

Distributions
   Distributions from Realized Gains ...............     (0.27)         (5.68)         (5.65)         (1.03)         (1.68)
   Distributions in Excess of Net Realized Gains ...     (0.01)            --             --             --             --
                                                        ------         ------         ------         ------         ------
   Total Distributions .............................     (0.28)         (5.68)         (5.65)         (1.03)         (1.68)
                                                        ------         ------         ------         ------         ------
Net Asset Value, End of Period .....................    $16.81         $18.60         $22.17         $21.96         $22.49
                                                        ======         ======         ======         ======         ======

Total Return(1) ....................................     (8.06)%        11.49%         31.45%          2.32%         27.70%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) .........  $101,057        $83,607        $67,871        $52,212        $48,386
   Ratio of Expenses to Average Net Assets .........      1.23%          1.19%          1.29%          1.32%          1.27%
   Ratio of Net Investment Loss to
     Average Net Assets ............................     (0.50)%        (0.59)%        (0.50)%        (0.38)%        (0.58)%
   Portfolio Turnover Rate(2) ......................     40.96%         60.06%        100.30%         18.03%         19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS OPPORTUNITY FUND                                                                    CLASS B

                                                                                  YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------------------------
                                                              2001           2000           1999           1998           1997
                                                             ------         ------         ------         ------         ------
Net Asset Value, Beginning of Period .....................   $17.05         $20.95         $21.18         $21.88         $18.58
                                                             ------         ------         ------         ------         ------
Income (Loss) From Investment Operations
   Net Investment Loss ...................................    (0.18)         (0.23)         (0.26)         (0.26)         (0.25)
   Net Realized and Unrealized Gains (Losses) ............    (1.35)          2.01           5.68           0.59           5.23
                                                             ------         ------         ------         ------         ------
   Total From Investment Operations ......................    (1.53)          1.78           5.42           0.33           4.98
                                                             ------         ------         ------         ------         ------
Distributions
   Distributions from Realized Gains .....................    (0.27)         (5.68)         (5.65)         (1.03)         (1.68)
   Distributions in Excess of Net Realized Gains .........    (0.01)            --             --             --             --
                                                             ------         ------         ------         ------         ------
   Total Distributions ...................................    (0.28)         (5.68)         (5.65)         (1.03)         (1.68)
                                                             ------         ------         ------         ------         ------
Net Asset Value, End of Period ...........................   $15.24         $17.05         $20.95         $21.18         $21.88
                                                             ======         ======         ======         ======         ======
Total Return(1) ..........................................    (8.92)%        10.57%         30.42%          1.61%         26.82%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ...............  $69,903        $66,271        $52,234        $60,587        $61,383
   Ratio of Expenses to Average Net Assets ...............     2.06%          2.08%          2.16%          2.10%          2.09%(2)
   Ratio of Net Investment Loss to Average Net Assets ....    (1.33)%        (1.48)%        (1.37)%        (1.16)%        (1.40)%
   Portfolio Turnover Rate(3) ............................    40.96%         60.06%        100.30%         18.03%         19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.08% for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS OPPORTUNITY FUND                                                     CLASS C
                                                                                                          AUGUST 15, 1997
                                                                                                            (INCEPTION
                                                                                                             OF CLASS)
                                                                   YEAR ENDED DECEMBER 31,                    THROUGH
                                                     --------------------------------------------------     DECEMBER 31,
                                                       2001           2000          1999          1998          1997
                                                     -------        -------       -------       -------       -------
Net Asset Value, Beginning of Period .............   $ 17.76        $ 21.62       $ 21.71       $ 22.43       $ 25.56
                                                     -------        -------       -------       -------       -------
Income (Loss) From Investment Operations
   Net Investment Loss ...........................     (0.13)         (0.17)        (0.22)        (0.30)        (0.04)
   Net Realized and Unrealized Gains (Losses) ....     (1.46)          1.99          5.78          0.61         (1.41)
                                                     -------        -------       -------       -------       -------
       Total From Investment Operations ..........     (1.59)          1.82          5.56          0.31         (1.45)
                                                     -------        -------       -------       -------       -------
Dividends and Distributions
   Distributions from Realized Gains .............     (0.27)         (5.68)        (5.65)        (1.03)        (1.68)
   Distributions in Excess of Net
     Realized Gains ..............................     (0.01)           --            --            --            --
                                                     -------        -------       -------       -------       -------
       Total Distributions .......................     (0.28)         (5.68)        (5.65)        (1.03)        (1.68)
                                                     -------        -------       -------       -------       -------
Net Asset Value, End of Period ...................   $ 15.89        $ 17.76       $ 21.62       $ 21.71       $ 22.43
                                                     =======        =======       =======       =======       =======
Total Return(1) ..................................     (8.90)%        10.42%        30.32%         1.48%        (5.66)%
                                                     -------        -------       -------       -------       -------
Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) .......   $30,879        $13,326        $5,041        $3,644        $2,585
                                                     -------        -------       -------       -------       -------
   Ratio of Expenses to Average Net Assets .......      2.08%          2.15%         2.34%(2)      2.27%         2.19%*
                                                     -------        -------       -------       -------       -------
   Ratio of Net Investment Loss to
     Average Net Assets ..........................     (1.35)%        (1.55)%       (1.54)%       (1.33)%       (1.51)%*
   Portfolio Turnover Rate(3) ....................     40.96%         60.06%       100.30%        18.03%        19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.33% for 1999.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized.

OVERVIEW OF DAVIS FINANCIAL FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Financial Fund's investment objective is long-term growth of capital. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued by companies "principally engaged" in the financial services sector. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

A company is "principally engaged" in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Our portfolio managers use the Davis investment philosophy to select common stock of quality, overlooked growth companies at value prices and to hold them for the long term. We look for financial services companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the companies' true worth. We believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in a portfolio of financial services companies.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o   You are seeking long-term growth of capital.
o You believe that the financial services sector offers attractive long-term growth opportunities.
o   You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of sharp price swings and dramatic market declines.
o   You are interested in earning current income.
o You do not wish to invest in a concentrated portfolio of financial services companies.
o   You are investing for the short term.


PRINCIPAL RISKS

If you buy shares of Davis Financial Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.


o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o SELECTION RISK. Selection risk is the risk that the securities we select for the Fund will underperform the S&P 500(R) Index or other funds with similar investment objectives and strategies.

o CONCENTRATED FINANCIAL SERVICES PORTFOLIO. Davis Financial Fund invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector. Risks of investing in the financial services sector include:

    o REGULATORY ACTIONS. Financial services companies may suffer a setback if regulators change the rules under which they operate.

    o CHANGES IN INTEREST RATES. Unstable interest rates can have a disproportionate effect on the financial services sector.

    o CONCENTRATION OF LOANS. Financial services companies whose securities Davis Financial Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry.

    o COMPETITION. The financial services sector has become increasingly competitive.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.


PAST PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in Davis Financial Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one, five and 10 years (or since inception) compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              DAVIS FINANCIAL FUND
                    TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                        (as of December 31 of each year)
                                 CLASS A SHARES


                         1992                32.67%
                         1993                14.87%
                         1994                (4.55)%
                         1995                50.51%
                         1996                31.50%
                         1997                44.53%
                         1998                14.17%
                         1999                (0.85)%
                         2000                32.16%
                         2001                (9.15)%

During the period shown above, the highest quarterly return was 20.11% for the fourth quarter of 1998, and the worst quarterly return was (16.30)% for the third quarter of 2001.

Year-to-date performance as of March 31, 2002 (unannualized) was (0.15)%.

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the chart depending on the expenses of that class.

                              DAVIS FINANCIAL FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)

----------------------------------------------------------------------------------------------------------------------
                                               PAST 1 YEAR       PAST 5 YEARS       PAST 10 YEARS     LIFE OF CLASS*
----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                 (13.46)%            13.35%             18.34%             19.41%
   (return before taxes)
----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                 (13.46)%            12.98%             16.91%               N/A
   (return after taxes on distributions)
----------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
   (return after taxes on distributions         (8.20)%            11.10%             15.27%               N/A
   and sale of fund shares)
----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                 (13.53)%            13.23%               N/A              20.14%
   (return before taxes)
----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                 (10.84)%              N/A                N/A               8.63%
   (return before taxes)
----------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX
   (reflects no deduction for fees,            (11.89)%            10.70%             12.94%             13.28%
   expenses or taxes)
----------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns for each class of shares reflect sales charges.

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 5/1/91; Class B shares, 12/27/94; and Class C shares, 8/12/97. Index average annual total return for life is from 5/1/91.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A, B and C shares are offered by this prospectus. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

FEES AND EXPENSES

                  FEES YOU MAY PAY AS A DAVIS FUNDS SHAREHOLDER
                      (paid directly from your investment)

------------------------------------------------------------------------------------------------------------------
                                                               CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a         4.75%            None              None
     percentage of offering price)
------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions    0.75%            4.00%             1.00%
     (as a percentage of the lesser of the net asset value
     of the shares redeemed or the total cost of such shares)
------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends    None             None              None
------------------------------------------------------------------------------------------------------------------
Exchange fee                                                   None             None              None
------------------------------------------------------------------------------------------------------------------


                              DAVIS FINANCIAL FUND
                            ANNUAL OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                        (deducted from the fund's assets)

-----------------------------------------------------------------------------------------
                                        CLASS A SHARES  CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------
Management Fees                         0.61%           0.61%            0.61%
-----------------------------------------------------------------------------------------
Distribution (12b-1) Fees               0.19%           1.00%            1.00%
-----------------------------------------------------------------------------------------
Other Expenses                          0.28%           0.29%            0.29%
-----------------------------------------------------------------------------------------
Total Annual Operating Expenses         1.08%           1.90%            1.90%
-----------------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in Davis Financial Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Financial Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Financial Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:


--------------------------------------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...       1 YEAR              3 YEARS              5 YEARS            10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES                       $580                 $802               $1,042              $1,730
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES                       $593                 $897               $1,226              $2,009*
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES                       $293                 $597               $1,026              $2,222
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
IF YOU STILL HOLD YOUR              1 YEAR              3 YEARS              5 YEARS            10 YEARS
SHARES AFTER...
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES                       $580                 $802               $1,042              $1,730
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES                       $193                 $597               $1,026              $2,009*
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
CLASS C SHARES                       $193                 $597               $1,026              $2,222
--------------------------------------------------------------------------------------------------------------

* Class B shares' expenses for the 10-year period include two years of Class A shares' expenses since Class B shares automatically convert to Class A shares after eight years.


FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Financial Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2001, 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available on request. Another accounting firm audited the information for fiscal year 1997.

DAVIS FINANCIAL FUND                                                           CLASS A SHARES

                                                                            YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------
                                                      2001            2000            1999            1998           1997
                                                     ------          ------          ------          ------         ------
Net Asset Value, Beginning of Period .....           $36.30          $29.07          $29.32          $25.68         $18.06
                                                     ------          ------          ------          ------         ------
Income (Loss) From Investment Operations
   Net Investment Income (Loss) ..........            (0.06)          (0.06)           0.11            0.09           0.13
   Net Realized and Unrealized Gains
     (Losses) ............................            (3.26)           9.22           (0.36)           3.55           7.92
                                                     ------          ------          ------          ------         ------
       Total From Investment Operations ..            (3.32)           9.16           (0.25)           3.64           8.05
                                                     ------          ------          ------          ------         ------
Dividends and Distributions
   Net Investment Income .................             --              --              --              --            (0.13)
   Distributions from Realized Gains .....             --             (1.91)           --              --            (0.30)
   Distribution in Excess of Net Realized
      Gains ..............................             --             (0.02)           --              --             --
                                                     ------          ------          ------          ------         ------
       Total Dividend and Distributions ..             --             (1.93)           --              --            (0.43)
                                                     ------          ------          ------          ------         ------
Net Asset Value, End of Period ...........           $32.98          $36.30          $29.07          $29.32         $25.68
                                                     ======          ======          ======          ======         ======
Total Return(1) ..........................            (9.15)%         32.16%          (0.85)%         14.17%         44.53%
                                                     ======          ======          ======          ======         ======
Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)         $600,540        $637,882        $425,584        $460,799       $292,059
   Ratio of Expenses to Average Net Assets             1.08%           1.05%           1.04%           1.07%(2)       1.07%
   Ratio of Net Investment Income (Loss)
     to Average Net Assets ...............            (0.20)%         (0.21)%          0.36%           0.34%          0.77%
   Portfolio Turnover Rate(3) ............            17.80%          34.72%          17.55%          11.37%          6.23%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.06% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS FINANCIAL FUND                                                                CLASS B SHARES

                                                                                YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------------
                                                          2001            2000            1999            1998            1997
                                                         ------          ------          ------          ------          ------

Net Asset Value, Beginning of Period ...............     $34.85          $28.22          $28.71          $25.36          $17.91
                                                         ------          ------          ------          ------          ------
Income (Loss) From Investment Operations
   Net Investment Loss .............................      (0.33)          (0.31)          (0.16)          (0.12)          (0.01)
   Net Realized and Unrealized Gains (Losses)             (3.13)           8.87           (0.33)           3.47            7.76
                                                         ------          ------          ------          ------          ------
       Total From Investment Operations ............      (3.46)           8.56           (0.49)           3.35            7.75
                                                         ------          ------          ------          ------          ------
Dividends and Distributions
   Distributions from Realized Gains ...............       --             (1.91)           --              --             (0.30)
   Distribution in Excess of Net Realized
     Gains .........................................       --             (0.02)           --              --              --
                                                         ------          ------          ------          ------          ------
       Total Dividend and Distributions ............       --             (1.93)           --              --             (0.30)
                                                         ------          ------          ------          ------          ------
Net Asset Value, End of Period .....................     $31.39          $34.85          $28.22          $28.71          $25.36
                                                         ======          ======          ======          ======          ======
Total Return(1).....................................      (9.93)%         31.00%          (1.71)%         13.21%          43.25%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) .........   $415,607        $447,199        $376,541        $419,145        $193,257
   Ratio of Expenses to Average Net Assets .........       1.90%           1.95%           1.90%           1.93%(2)        1.97%
   Ratio of Net Investment Loss
      to Average Net Assets ........................      (1.02)%         (1.11)%         (0.50)%         (0.52)%         (0.12)%
   Portfolio Turnover Rate(3).......................       17.80%          34.72%          17.55%          11.37%           6.23%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.92% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS FINANCIAL FUND                                                       CLASS C SHARES
                                                                                                                 AUGUST 12, 1997
                                                                                                                   (INCEPTION
                                                                                                                    OF CLASS)
                                                                       YEAR ENDED DECEMBER 31,                       THROUGH
                                                        ----------------------------------------------------       DECEMBER 31,
                                                         2001            2000           1999           1998           1997
                                                        ------          ------         ------         ------         ------
Net Asset Value, Beginning of Period ........           $35.40          $28.63         $29.12         $25.71         $23.76
                                                        ------          ------         ------         ------         ------
Income (Loss) From Investment Operations
   Net Investment Loss ......................            (0.32)          (0.27)         (0.15)         (0.10)           --
   Net Realized and Unrealized Gains (Losses)            (3.20)           8.97          (0.34)          3.51           2.25
                                                        ------          ------         ------         ------         ------
       Total From Investment Operations .....            (3.52)           8.70          (0.49)          3.41           2.25
                                                        ------          ------         ------         ------         ------

Dividends and Distributions
   Distributions from Realized Gains ........             --             (1.91)          --             --            (0.30)
   Distribution in Excess of Net Realized
      Gains .................................             --             (0.02)          --             --             --
                                                        ------          ------         ------         ------         ------
       Total Dividend and Distributions .....             --             (1.93)          --             --            (0.30)
                                                        ------          ------         ------         ------         ------
Net Asset Value, End of Period ..............           $31.88          $35.40         $28.63         $29.12         $25.71
                                                        ======          ======         ======         ======         ======

Total Return(1)..............................            (9.94)%         31.04%         (1.68)%        13.26%          9.45%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ..         $145,817        $142,081        $89,128        $92,513        $19,515
   Ratio of Expenses to Average Net Assets ..             1.90%           1.93%          1.89%          1.91%          1.93%*
   Ratio of Net Investment Loss
     to Average Net Assets ..................            (1.02)%         (1.09)%        (0.49)%        (0.51)%        (0.09)%*
   Portfolio Turnover Rate(2) ...............             17.80%          34.72%         17.55%         11.37%          6.23%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized.

OVERVIEW OF DAVIS REAL ESTATE FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Real Estate Fund's investment objective is total return through a combination of growth and income. Under normal circumstances Davis Real Estate Fund invests at least 65% of its total assets in securities issued by companies "principally engaged" in the real estate industry. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

A company is "principally engaged" in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (known as "REITs"), brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

Most of Davis Real Estate Fund's real estate securities are, and likely will continue to be, interests in REITs. REITs pool investors' funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.

We concentrate heavily on valuation, looking for companies that sell at less than the present value of their expected cash flow over the next few years.

Our portfolio manager uses the Davis investment philosophy to select common stock of quality, overlooked growth companies at value prices and hold them for the long term. Intensive research allows us to identify real estate companies we believe to be of high quality whose shares are selling at attractive prices. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o   You are seeking total return through a combination of growth and income.
o You believe that the real estate sector offers attractive long-term growth opportunities.
o You want to diversify your traditional stock and bond portfolio with real estate securities.
o   You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of sharp price swings and dramatic market declines.
o You do not wish to invest in a concentrated portfolio of real estate companies.
o   You are investing for the short term.


PRINCIPAL RISKS

If you buy shares of Davis Real Estate Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance. Many real estate companies are small- and medium-capitalization companies. Investing in small- and medium-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o SELECTION RISK. Selection risk is the risk that the securities we select for the Fund will underperform the Wilshire Real Estate Securities Index or other funds with similar investment objectives and strategies.

o FOCUSED PORTFOLIO RISK. Davis Real Estate Fund is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the portfolio may be subject to greater volatility and risk and the Fund's investment performance, both good and bad, is expected to reflect the economic performance of the few companies on which the Fund focuses.

o CONCENTRATED REAL ESTATE PORTFOLIO RISK. Davis Real Estate Fund invests principally in one industry. Any fund that has a concentrated portfolio is particularly vulnerable to the risks of its selected industry. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including:

    o Declines in property values--because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants.

    o Increases in property taxes, operating expenses, interest rates or competition.

    o   Overbuilding.

    o   Changes in zoning laws.

    o   Losses from casualty or condemnation.


The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in Davis Real Estate Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one year, five years and since inception compare to those of the S&P 500(R) Index and the Wilshire Real Estate Securities Index. The S&P 500(R) Index is a widely recognized unmanaged index of stock performance. The Wilshire Real Estate Securities Index is a measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts and Real Estate Operating Companies. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                             DAVIS REAL ESTATE FUND
                             TOTAL RETURN SINCE 1995
                        (as of December 31 of each year)
                                 CLASS A SHARES

         1995                     17.70%
         1996                     37.05%
         1997                     25.08%
         1998                   (15.56)%
         1999                    (7.55)%
         2000                    25.76%
         2001                     5.66%

During the period shown above, the highest quarterly return was 19.22% for the fourth quarter of 1996, and the worst quarterly return was (11.43)% for the third quarter of 1998.

Year-to-date performance as of March 31, 2002 (unannualized) was 7.76%.

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the chart depending on the expenses of that class.

                             DAVIS REAL ESTATE FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)


------------------------------------------------------------------------------------------------------------
                                                  PAST 1 YEAR         PAST 5 YEARS          LIFE CLASS*
------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                       0.64%                4.33%               10.10%
   (return before taxes)
------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                      (0.92)%               2.71%                8.17%
   (return after taxes on distributions)
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
   (return after taxes on distributions and          0.37%                2.64%                7.34%
   sale of fund shares)
------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                       0.70%                4.10%               10.26%
   (return before taxes)
------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                       3.75%                 N/A                 2.51%
   (return before taxes)
------------------------------------------------------------------------------------------------------------
WILSHIRE REAL ESTATE SECURITIES INDEX
   (reflects no deduction for fees,                 10.45%                6.69%               10.41%
   expenses or taxes)
------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX
   (reflects no deduction for fees,                (11.89)%              10.70%               14.01%
   expenses or taxes)
------------------------------------------------------------------------------------------------------------

Average Annual Total Returns for each class of shares reflect sales charges.

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 1/3/94; Class B shares, 12/27/94; and Class C shares, 8/13/97. Index average annual total return for life is from 1/3/94.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A, B and C shares are offered by this prospectus. After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

                          DAVIS REAL ESTATE FUND YIELD
                                 CLASS A SHARES
                            (as of December 31, 2001)

30-DAY SEC YIELD        3.88%

You can obtain Davis Real Estate Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.

FEES AND EXPENSES

                  FEES YOU MAY PAY AS A DAVIS FUNDS SHAREHOLDER
                      (paid directly from your investment)

---------------------------------------------------------------------------------------------------------------
                                                              CLASS A        CLASS B         CLASS C
                                                              SHARES         SHARES          SHARES
---------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a        4.75%           None             None
     percentage of offering price)
---------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions
     (as a percentage of the lesser of the net asset value    0.75%           4.00%            1.00%
     of the shares redeemed or the total cost of such shares)
---------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends   None            None             None
---------------------------------------------------------------------------------------------------------------
Exchange fee                                                  None            None             None
---------------------------------------------------------------------------------------------------------------


                             DAVIS REAL ESTATE FUND
                            ANNUAL OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                        (deducted from the fund's assets)

---------------------------------------------------------------------------------------------
                                          CLASS A          CLASS B           CLASS C
                                          SHARES           SHARES            SHARES
---------------------------------------------------------------------------------------------
Management Fees                           0.72%            0.72%             0.72%
---------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                 0.19%            1.00%             1.00%
---------------------------------------------------------------------------------------------
Other Expenses                            0.28%            0.27%             0.25%
---------------------------------------------------------------------------------------------
Total Annual Operating Expenses           1.19%            1.99%             1.97%
---------------------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in Davis Real Estate Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Real Estate Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Real Estate Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:


--------------------------------------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...       1 YEAR              3 YEARS              5 YEARS            10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES                       $591                 $835               $1,098              $1,850
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES                       $602                 $924               $1,273              $2,110*
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES                       $300                 $618               $1,062              $2,296
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------
IF YOU STILL HOLD YOUR              1 YEAR              3 YEARS              5 YEARS            10 YEARS
SHARES AFTER...
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES                       $591                 $835               $1,098              $1,850
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES                       $202                 $624               $1,073              $2,110*
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES                       $200                 $618               $1,062              $2,296
--------------------------------------------------------------------------------------------------------------

* Class B shares' expenses for the 10-year period include two years of Class A shares' expenses since Class B shares automatically convert to Class A shares after eight years.

FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Real Estate Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2001, 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available on request. Another accounting firm audited the information for fiscal year 1997.

DAVIS REAL ESTATE FUND                                                                   CLASS A

                                                                                  YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------------
                                                          2001            2000            1999            1998            1997
                                                         ------          ------          ------          ------          ------
Net Asset Value, Beginning of Period ............        $22.06          $18.27          $20.73          $25.41          $21.24
                                                         ------          ------          ------          ------          ------
Income (Loss) From Investment Operations
   Net Investment Income ........................          0.77            0.75            0.78            0.74            0.74
   Net Realized and Unrealized Gains(Losses).....          0.45            3.88           (2.32)          (4.65)           4.51
                                                         ------          ------          ------          ------          ------
       Total From Investment Operations .........          1.22            4.63           (1.54)          (3.91)           5.25
                                                         ------          ------          ------          ------          ------
Dividends and Distributions
   Net Investment Income ........................         (0.77)          (0.75)          (0.78)          (0.74)          (0.74)
   Distributions from Realized Gains ............           --              --              --              --            (0.27)
   Distribution in Excess of Net Investment
     Income .....................................         (0.22)          (0.09)          (0.14)          (0.03)          (0.07)
                                                         ------          ------          ------          ------          ------

Total Dividends and Distributions ...............         (0.99)          (0.84)          (0.92)          (0.77)          (1.08)
                                                         ------          ------          ------          ------          ------
Net Asset Value, End of Period ..................        $22.29          $22.06          $18.27          $20.73          $25.41
                                                         ======          ======          ======          ======          ======
Total Return(1)..................................          5.66%          25.76%          (7.55)%        (15.56)%         25.08%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted) .........      $167,043        $176,123        $147,835        $198,328        $147,488
    Ratio of Expenses to Average Net Assets .....          1.19%           1.17%(2)        1.21%           1.21%           1.18%
    Ratio of Net Investment Income to
       Average Net Assets .......................          3.41%           3.76%           3.82%           3.40%           3.40%
    Portfolio Turnover Rate(3) ..................         34.91%          17.68%          52.22%          19.14%          12.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.16% for 2000.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS REAL ESTATE FUND                                                                 CLASS B

                                                                                YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------------------
                                                            2001           2000           1999            1998            1997
                                                           ------         ------         ------          ------          ------
Net Asset Value, Beginning of Period ..................    $21.99         $18.21         $20.67          $25.32          $21.19
                                                           ------         ------         ------          ------          ------

Income (Loss) From Investment Operations
   Net Investment Income ..............................      0.56           0.58           0.61            0.56            0.54
   Net Realized and Unrealized Gains(Losses) ..........      0.45           3.87          (2.32)          (4.63)           4.47
                                                           ------         ------         ------          ------          ------
       Total From Investment Operations ...............      1.01           4.45          (1.71)          (4.07)           5.01
                                                           ------         ------         ------          ------          ------
Dividends and Distributions
   Net Investment Income ..............................     (0.56)         (0.58)         (0.61)          (0.56)          (0.54)
   Distributions from Realized Gains ..................       --             --             --              --            (0.27)
   Distributions in Excess of Net Investment
     Income ...........................................     (0.23)         (0.09)         (0.14)          (0.02)          (0.07)
                                                           ------         ------         ------          ------          ------
       Total Dividend and Distributions ...............     (0.79)         (0.67)         (0.75)          (0.58)          (0.88)
                                                           ------         ------         ------          ------          ------
Net Asset Value, End of Period ........................    $22.21         $21.99         $18.21          $20.67          $25.32
                                                           ======         ======         ======          ======          ======
Total Return(1)........................................      4.70%         24.74%         (8.37)%        (16.21)%         23.88%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ............   $87,899        $90,417        $93,585        $143,993        $114,283
   Ratio of Expenses to Average Net Assets ............      1.99%          2.11%          2.06%           2.02%           2.04%
   Ratio of Net Investment Income to Average Net Assets      2.61%          2.81%          2.97%           2.59%           2.60%
   Portfolio Turnover Rate(2)..........................     34.91%         17.68%         52.22%          19.14%          12.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS REAL ESTATE FUND                                                             CLASS C

                                                                                                                  AUGUST 13, 1997
                                                                                                                    (INCEPTION
                                                                                                                     OF CLASS)
                                                                            YEAR ENDED DECEMBER 31,                   THROUGH
                                                             ---------------------------------------------------     DECEMBER 31,
                                                              2001           2000           1999           1998          1997
                                                             ------         ------         ------         ------        ------
Net Asset Value, Beginning of Period ..............          $22.14         $18.34         $20.81         $25.49        $23.41
                                                             ------         ------         ------         ------        ------
Income (Loss) From Investment Operations
   Net Investment Income ..........................            0.56           0.58           0.61           0.53          0.18
   Net Realized and Unrealized Gains (Losses) .....            0.47           3.89          (2.33)         (4.62)         2.42
                                                             ------         ------         ------         ------        ------
       Total From Investment Operations ...........            1.03           4.47          (1.72)         (4.09)         2.60
                                                             ------         ------         ------         ------        ------
Dividends and Distributions
   Net Investment Income ..........................           (0.56)         (0.58)         (0.61)         (0.53)        (0.18)
   Distributions from Realized Gains ..............             --             --             --             --          (0.27)
   Distributions in Excess of Net Investment Income           (0.24)         (0.09)         (0.14)         (0.06)        (0.07)
                                                             ------         ------         ------         ------        ------
       Total Dividend and Distributions ...........           (0.80)         (0.67)         (0.75)         (0.59)        (0.52)
                                                             ------         ------         ------         ------        ------
Net Asset Value, End of Period ....................          $22.37         $22.14         $18.34         $20.81        $25.49
                                                             ======         ======         ======         ======        ======
Total Return(1)....................................            4.75%         24.71%         (8.34)%       (16.20)%       11.12%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ........         $39,165        $36,084        $29,952        $34,336        $8,322
   Ratio of Expenses to Average Net Assets ........            1.97%(2)       2.03%(2)       2.01%          2.02%         2.03%*
   Ratio of Net Investment Income to Average Net
      Assets ......................................            2.64%          2.90%          3.02%          2.59%         2.56%*
   Portfolio Turnover Rate(3) .....................           34.91%         17.68%         52.22%         19.14%        12.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.96% and 2.02% for 2001 and 2000, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized.

OVERVIEW OF DAVIS CONVERTIBLE SECURITIES FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Convertible Securities Fund's investment objective is total return through a combination of growth and income. Under normal circumstances Davis Convertible Securities Fund invests at least 65% of its total assets in convertible securities. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes. The most common types of convertible securities are bonds and preferred stock that the holder can exchange for common stock of the same issuer.

Convertible securities offer both current income and growth potential. For current income, we buy convertible debt instruments like bonds, notes and debentures that entitle the Fund to receive regular interest payments. Similarly, we buy preferred stock that entitles the Fund to receive regular dividend payments. These interest and dividend payments generally exceed the dividend payments that the issuers of our convertible securities make to holders of their common stock. Convertible securities have growth potential because, if the underlying common stock begins to increase in value, the holder of the convertible security can exchange it for common stock and enjoy the benefits of that growth.

Many convertible debt securities are assigned ratings by agencies that evaluate the quality of publicly offered debt. Our portfolio manager may use up to 35% of Davis Convertible Securities Fund's net assets to buy debt securities with low ratings, known as "high-yield, high-risk debt securities."

Our portfolio managers look for growing companies at value prices. Our goal is to identify those convertible securities that tend to increase more than decline, given an equal upward or downward move in the price of the underlying stock.

Davis Convertible Securities Fund first attempts to identify high-quality, well-managed, growing companies whose securities are selling at attractive prices. Then we try to identify securities issued by those companies that have the potential to deliver 80% of the amount that the issuer's common stock appreciates when market conditions are favorable, but will not drop in value by more than 50% of the amount that the issuer's common stock declines when market conditions are bad. Of course, there cannot be any guarantee that the convertible securities that we purchase will in fact perform in the manner that our models suggest.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o   You are seeking total return through a combination of growth and income.
o   You want to diversify a common stock portfolio.
o You are principally interested in growth-oriented investments, but want current income.
o   You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of sharp price swings and dramatic market declines.
o You do not wish to invest in a portfolio that has some of the characteristics of both common stocks and bonds.
o   You are investing for the short term.


PRINCIPAL RISKS

If you buy shares of Davis Convertible Securities Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

EQUITY RISKS

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance. Investing in small- and medium-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o SELECTION RISK. Selection risk is the risk that the securities we select for the Fund will underperform the S&P 500(R) Index or other funds with similar investment objectives and strategies.

DEBT RISKS

o INTEREST RATE SENSITIVITY. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline.

o CHANGES IN DEBT RATING. If a rating agency gives a convertible security a low rating, the value of the security will decline because investors will demand a higher rate of return.

o CREDIT RISK. Like any borrower, the issuer of a convertible debt security may be unable to make its payments. The Fund may invest up to 35% of total assets in high-yield, high-risk debt securities.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES. There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

When they evaluate the quality of a debt instrument, rating agencies look at factors like the issuer's current financial condition and business prospects, the value of any collateral that secures the debt and the issuer's history of paying other debt. Each agency has its own system for "grading" debt. Standard & Poor's has 11 ratings, ranging from D for securities that are in default to AAA for securities that are almost certain to be repaid. Moody's Investors Service has nine ratings, with C being the lowest and Aaa being the highest.

A debt security is called "investment-grade" if a respected agency assigns it a favorable credit rating. In contrast, a debt security is considered "high-yield, high-risk" if it is rated BB or lower by Standard and Poor's or Ba or lower by Moody's Investors Service. Securities with these low ratings are also referred to as "junk bonds." Many institutional investors, such as pension plans and municipal governments, are only permitted to buy investment-grade debt.

There are four principal risks of owning high-yield, high-risk debt securities:

    o OVERBURDENED ISSUERS. Many issuers only resort to offering high-yield, high-risk debt securities when they cannot get financing from more traditional sources, such as banks. These issuers are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline.

    o PRIORITY. Issuers of high-yield, high-risk debt securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the high-yield, high-risk debt securities; an issuer must be current on its senior obligations before it can pay bondholders. In addition, some of the other debt may be secured by the issuer's primary operating assets. If the issuer defaults on those obligations, the lenders may seize their collateral--possibly forcing the issuer out of business and into bankruptcy.

    o DIFFICULT TO RESELL. Many investors simply do not want high-yield, high-risk debt securities, and others are prohibited from buying them.

    o VOLATILE PRICES. Prices of high-yield, high-risk debt securities are more volatile than prices of higher-rated securities. In periods of economic difficulty or rising interest rates, prices of high-yield, high-risk debt securities decline more than prices of investment-grade securities.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.


PAST PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in Davis Convertible Securities Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one year, five years and since inception compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                        DAVIS CONVERTIBLE SECURITIES FUND
                             TOTAL RETURN SINCE 1993
                        (as of December 31 of each year)
                                 CLASS A SHARES

         1993                       17.26%
         1994                       (6.72)%
         1995                       26.68%
         1996                       29.46%
         1997                       28.68%
         1998                       (1.79)%
         1999                       12.97%
         2000                       (0.97)%
         2001                       (7.56)%

During the period shown above, the highest quarterly return was 14.33% for the third quarter of 1997, and the worst quarterly return was (13.20)% for the third quarter of 2001.

Year-to-date performance as of March 31, 2002 (unannualized) was (5.43)%.

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of shares offered by this prospectus will differ from the Class A returns shown in the chart depending on the expenses of that class.


                        DAVIS CONVERTIBLE SECURITIES FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)


---------------------------------------------------------------------------------------------------------
                                                 PAST 1 YEAR           PAST 5 YEARS         LIFE CLASS*
---------------------------------------------------------------------------------------------------------
CLASS A SHARES                                   (11.93)%               4.48%               10.04%
   (return before taxes)
---------------------------------------------------------------------------------------------------------
CLASS A SHARES                                   (13.11)%               2.59%                7.80%
   (return after taxes on distributions)
---------------------------------------------------------------------------------------------------------
CLASS A SHARES
   (return after taxes on distributions           (7.27)%               2.81%                7.32%
   and sale of fund shares)
---------------------------------------------------------------------------------------------------------
CLASS B SHARES                                   (12.03)%               4.19%               10.20%
   (return before taxes)
---------------------------------------------------------------------------------------------------------
CLASS C SHARES                                    (9.33)%                N/A                 1.17%
   (return before taxes)
---------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX
   (reflects no deduction for fees,              (11.89)%               10.70%              13.43%
   expenses or taxes)
---------------------------------------------------------------------------------------------------------

Average Annual Total Returns for each class of shares reflect sales charges.

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 5/1/92; Class B shares, 2/3/95; and Class C shares, 8/12/97. Index average annual total return for life is from 5/1/92.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A, B and C shares are offered by this prospectus. After-tax returns are shown only for Class A shares, and after-tax returns for other classes will vary.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

             DAVIS CONVERTIBLE SECURITIES FUND YIELD, CLASS A SHARES
                            (as of December 31, 2001)

30-DAY SEC YIELD           3.25%

You can obtain Davis Convertible Securities Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.

FEES AND EXPENSES

                  FEES YOU MAY PAY AS A DAVIS FUNDS SHAREHOLDER
                      (paid directly from your investment)

------------------------------------------------------------------------------------------------------------------
                                                               CLASS A           CLASS B          CLASS C
                                                               SHARES            SHARES           SHARES
------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a         4.75%            None              None
     percentage of offering price)
------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions
     (as a percentage of the lesser of the net asset value     0.75%            4.00%             1.00%
     of the shares redeemed or the total cost of such shares)
------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends    None             None              None
------------------------------------------------------------------------------------------------------------------
Exchange fee                                                   None             None              None
------------------------------------------------------------------------------------------------------------------


                        DAVIS CONVERTIBLE SECURITIES FUND
                            ANNUAL OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                        (deducted from the fund's assets)

-----------------------------------------------------------------------------------------------
                                            CLASS A          CLASS B           CLASS C
                                            SHARES           SHARES            SHARES
-----------------------------------------------------------------------------------------------
Management Fees                             0.75%            0.75%             0.75%
-----------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                   0.14%            1.00%             1.00%
-----------------------------------------------------------------------------------------------
Other Expenses                              0.20%            0.26%             0.27%
-----------------------------------------------------------------------------------------------
Total Annual Operating Expenses             1.09%            2.01%             2.02%
-----------------------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in Davis Convertible Securities Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Convertible Securities Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Convertible Securities Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:



----------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...       1 YEAR    3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------
CLASS A SHARES                       $581       $805     $1,047     $1,741
----------------------------------------------------------------------------
CLASS B SHARES                       $604       $930     $1,283     $2,100*
----------------------------------------------------------------------------

----------------------------------------------------------------------------
CLASS C SHARES                       $305       $634     $1,088     $2,348
----------------------------------------------------------------------------



-------------------------------------------------------------------------------
IF YOU STILL HOLD YOUR      1 YEAR      3 YEARS        5 YEARS      10 YEARS
SHARES AFTER...
-------------------------------------------------------------------------------
CLASS A SHARES               $581         $805         $1,047        $1,741
-------------------------------------------------------------------------------
CLASS B SHARES               $204         $630         $1,083        $2,100*
-------------------------------------------------------------------------------
CLASS C SHARES               $205         $634         $1,088        $2,348
-------------------------------------------------------------------------------

* Class B shares' expenses for the 10-year period include two years of Class A shares' expenses since Class B shares automatically convert to Class A shares after eight years.


FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Convertible Securities Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2001, 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available on request. Another accounting firm audited the information for fiscal year 1997.

DAVIS CONVERTIBLE SERIES FUND                                                             CLASS A

                                                                                  YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                            2001            2000            1999            1998           1997
                                                           ------          ------          ------          ------         ------
Net Asset Value, Beginning of Period ...............       $23.96          $25.21          $23.76          $25.26         $21.22
                                                           ------          ------          ------          ------         ------
Income (Loss) From Investment Operations
   Net Investment Income ...........................         0.76            0.80            0.77            0.77           0.67
   Net Realized and Unrealized Gains (Losses) ......        (2.57)          (1.01)           2.22           (1.23)          5.33
                                                           ------          ------          ------          ------         ------
       Total From Investment Operations ............        (1.81)          (0.21)           2.99           (0.46)          6.00
                                                           ------          ------          ------          ------         ------
Dividends and Distributions
   Net Investment Income ...........................        (0.76)          (0.83)          (0.76)          (0.76)         (0.67)
   Distributions from Realized Gains ...............          --            (0.19)          (0.77)          (0.27)         (1.22)
   Return of Capital ...............................        (0.03)          (0.02)          (0.01)          (0.01)         (0.07)
                                                           ------          ------          ------          ------         ------
       Total Dividend and Distributions ............        (0.79)          (1.04)          (1.54)          (1.04)         (1.96)
                                                           ------          ------          ------          ------         ------
Net Asset Value, End of Period .....................       $21.36          $23.96          $25.21          $23.76         $25.26
                                                           ======          ======          ======          ======         ======
Total Return(1).....................................        (7.56)%         (0.97)%         12.97%          (1.79)%        28.68%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) .........      $89,077        $102,702        $117,308        $132,856        $90,107
   Ratio of Expenses to Average Net Assets .........         1.09%           1.07%           1.12%           1.16%(2)       1.08%(2)
   Ratio of Net Investment Income
     to Average Net Assets .........................         3.31%           3.02%           2.99%           3.27%          3.00%
   Portfolio Turnover Rate(3).......................        20.38%          24.50%          32.99%          14.43%         23.68%

(1) Assumes hypothetical investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.15% and 1.07% for 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS CONVERTIBLE SERIES FUND                                                  CLASS B

                                                                       YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------
                                                   2001           2000           1999           1998           1997
                                                  ------         ------         ------         ------         ------
Net Asset Value, Beginning of Period ...          $23.74         $24.98         $23.55         $25.03         $21.05
                                                  ------         ------         ------         ------         ------
Income (Loss) From Investment Operations
   Net Investment Income ...............            0.54           0.55           0.53           0.56           0.44
   Net Realized and Unrealized Gains
     (Losses) ..........................           (2.55)         (0.99)          2.22          (1.22)          5.26
                                                  ------         ------         ------         ------         ------
       Total From Investment Operations            (2.01)         (0.44)          2.75          (0.66)          5.70
                                                  ------         ------         ------         ------         ------

Dividends and Distributions
   Net Investment Income ...............           (0.54)         (0.59)         (0.54)         (0.54)         (0.44)
   Distributions from Realized Gains ...             --           (0.19)         (0.77)         (0.27)         (1.22)
   Return of Capital ...................           (0.03)         (0.02)         (0.01)         (0.01)         (0.06)
                                                  ------         ------         ------         ------         ------
       Total Dividend and Distributions            (0.57)         (0.80)         (1.32)         (0.82)         (1.72)
                                                  ------         ------         ------         ------         ------
Net Asset Value, End of Period .........          $21.16         $23.74         $24.98         $23.55         $25.03
                                                  ======         ======         ======         ======         ======
Total Return(1).........................           (8.47)%        (1.86)%        12.01%         (2.62)%        27.35%

Ratios/Supplemental Data
   Net Assets, End of Period
     (000 omitted) .....................         $57,692        $71,789        $86,623        $90,827        $35,536
   Ratio of Expenses to
     Average Net Assets ................            2.01%(2)       2.02%(2)       2.01%          2.04%(2)       2.11%(2)
   Ratio of Net Investment Income
     to Average Net Assets .............            2.40%          2.08%          2.10%          2.39%          2.09%
   Portfolio Turnover Rate(3)...........           20.38%         24.50%         32.99%         14.43%         23.68%

(1) Assumes hypothetical investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.00%, 2.01%, 2.03% and 2.10% for 2001, 2000, 1998 and 1997,
    respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

DAVIS CONVERTIBLE SERIES FUND                                                 CLASS C
                                                                                                              AUGUST 12, 1997
                                                                                                                (INCEPTION
                                                                                                                 OF CLASS)
                                                                     YEAR ENDED DECEMBER 31,                      THROUGH
                                                        ---------------------------------------------------     DECEMBER 31,
                                                         2001           2000           1999           1998          1997
                                                        ------         ------         ------         ------        ------
Net Asset Value, Beginning of Period ...............    $24.06         $25.31         $23.86         $25.36        $24.91
                                                        ------         ------         ------         ------        ------
Income (Loss) From Investment Operations
   Net Investment Income ...........................      0.55           0.56           0.55           0.59          0.11
   Net Realized and Unrealized Gains (Losses) ......     (2.58)         (1.00)          2.23          (1.26)         1.72
                                                        ------         ------         ------         ------        ------
       Total From Investment operations ............     (2.03)         (0.44)          2.78          (0.67)         1.83
                                                        ------         ------         ------         ------        ------

Dividends and Distributions
   Net Investment Income ...........................     (0.55)         (0.60)         (0.55)         (0.55)        (0.11)
   Distributions from Realized Gains ...............       --           (0.19)         (0.77)         (0.27)        (1.22)
   Return of Capital ...............................     (0.03)         (0.02)         (0.01)         (0.01)        (0.05)
                                                        ------         ------         ------         ------        ------
       Total Dividend and Distributions ............     (0.58)         (0.81)         (1.33)         (0.83)        (1.38)
                                                        ------         ------         ------         ------        ------
Net Asset Value, End of Period .....................    $21.45         $24.06         $25.31         $23.86        $25.36
                                                        ======         ======         ======         ======        ======

Total Return(1).....................................     (8.44)%        (1.83)%        11.98%         (2.61)%        7.38%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) .........   $12,717        $15,983        $18,936        $26,406        $6,296
   Ratio of Expenses to Average Net Assets .........      2.02%          2.01%(2)       2.01%          2.03%(2)      2.08%*(2)
   Ratio of Net Investment Income
     to Average Net Assets .........................      2.38%          2.09%          2.10%          2.40%         2.01%*
   Portfolio Turnover Rate(3) ......................     20.38%         24.50%         32.99%         14.43%        23.68%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.00%, 2.02% and 2.07% for 2000, 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*   Annualized.

OVERVIEW OF DAVIS GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Government Bond Fund's investment objective is current income. Under normal circumstances Davis Government Bond Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer). Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. Government. At times, a significant portion of Davis Government Bond Fund's securities are mortgage-backed securities and collateralized mortgage obligations. A "mortgage-backed security" represents ownership of a pool of mortgage loans. As the mortgages are paid off, a portion of the principal and interest payments are passed through to the owners of the securities. Davis Government Bond Fund only buys mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. A "collateralized mortgage obligation" is a debt security that is secured by a pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. Davis Government Bond Fund only invests in collateralized mortgage obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Davis Government Bond Fund does not attempt to deliver the highest possible current yield to its investors. Instead, the portfolio manager tries to deliver competitive results with less risk or volatility than our competitors.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o   You are seeking current income.
o   You are most comfortable investing in high-quality U.S. Government
    Securities.
o   You want to diversify a common stock portfolio.
o   You are investing for the mid-term or the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o   You cannot accept even moderate price swings or market declines.
o   You are investing for the short term.


PRINCIPAL RISKS

If you buy shares of Davis Government Bond Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

INTEREST RATE RISKS. There are two principal ways that changes in interest rates affect the U.S. Government Securities in which the Fund invests:

o PRICE VOLATILITY RISK. Most of the Fund's U.S. Government Securities pay a fixed interest rate. When market rates increase, the value (and price) of the U.S. Government Securities usually decline. When interest rates are falling, the value (and price) of the U.S. Government Securities usually increase. As a result, an increase in market rates should reduce the value of the Fund's portfolio and a decrease in rates should have the opposite effect.

o EXTENSION AND PREPAYMENT RISK. Market prices of the mortgage-backed securities and collateralized mortgage obligations that Davis Government Bond Fund owns are affected by how quickly borrowers elect to prepay the mortgages underlying the securities. Changes in market interest rates affect borrowers' decisions about whether to prepay their mortgages. Rising interest rates lead to "extension risk," which occurs when borrowers maintain their existing mortgages until they come due instead of choosing to prepay them. Falling interest rates lead to "prepayment risk," which occurs when borrowers prepay their mortgages more quickly than usual so that they can refinance at a lower rate. A government agency that has the right to "call" (prepay) a fixed-rate security may respond the same way. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.

Because, under normal circumstances, Davis Government Bond Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities, it incurs a minimum risk of loss due to credit risk. U.S. Government Securities are among the safest investments you can make, and are an excellent means of preserving principal. Some of the agency-issued securities in the Fund's portfolio are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

Shares of Davis Government Bond Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.


PAST PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in Davis Government Bond Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one, five and 10 years (or since inception) compare to those of the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, a recognized unmanaged index of U.S. Government Securities performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                           DAVIS GOVERNMENT BOND FUND
                    TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                        (as of December 31 of each year)
                                 CLASS B SHARES

                         1992                      4.14%
                         1993                      3.69%
                         1994                     (0.97)%
                         1995                     10.62%
                         1996                      2.78%
                         1997                      7.12%
                         1998                      5.38%
                         1999                     (4.12)%
                         2000                      8.80%
                         2001                      5.48%

During the period shown above, the highest quarterly return was 4.32% for the third quarter of 2001, and the worst quarterly return was (1.90)% for the second quarter of 1999.

Year-to-date performance as of March 31, 2002 (unannualized) was (0.02)%.

The bar chart does not reflect any sales charges. Total return would have been less if it reflected those charges. The return for the other classes of shares offered by this prospectus will differ from the Class B returns shown in the chart, depending on the expenses of that class.

                           DAVIS GOVERNMENT BOND FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)


------------------------------------------------------------------------------------------------------------------
                                                PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS    LIFE OF CLASS*
------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                     1.21%            4.23%             N/A              5.13%
   (return before taxes)
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                     1.48%            4.10%            4.21%             6.34%
   (return before taxes)
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                    (0.12)%           2.26%            2.07%              N/A
   (return after taxes on distributions)
------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
   (return after taxes on distributions and        0.88%            2.35%            2.28%              N/A
   sale of fund shares)
------------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                     4.44%             N/A              N/A              4.12%
   (return before taxes)
------------------------------------------------------------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE TERM U.S.
   TREASURY SECURITIES INDEX
   (reflects no deduction for fees,                8.16%            6.97%            6.60%             8.78%
   expenses or taxes)
------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns for each class of shares reflect sales charges.

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 12/1/94; Class B shares, 5/1/84; and Class C shares, 8/19/97. Index average annual total return for life is from 5/1/84.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Class A, B and C shares are offered by this prospectus. After-tax returns are shown only for Class B shares and after-tax returns for other classes will vary.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

                        DAVIS GOVERNMENT BOND FUND YIELD,
                                 CLASS A SHARES
                            (as of December 31, 2001)

30-DAY SEC YIELD           4.59%

You can obtain Davis Government Bond Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.


FEES AND EXPENSES

                  FEES YOU MAY PAY AS A DAVIS FUNDS SHAREHOLDER
                      (paid directly from your investment)


------------------------------------------------------------------------------------------------------------------
                                                               CLASS A           CLASS B          CLASS C
                                                               SHARES            SHARES           SHARES
------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a         4.75%            None              None
     percentage of offering price)
------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions
     (as a percentage of the lesser of the net asset value     0.75%            4.00%             1.00%
     of the shares redeemed or the total cost of such shares)
------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends    None             None              None
------------------------------------------------------------------------------------------------------------------
Exchange fee                                                   None             None              None
------------------------------------------------------------------------------------------------------------------


                           DAVIS GOVERNMENT BOND FUND
                            ANNUAL OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                        (deducted from the fund's assets)

------------------------------------------------------------------------------------------------------------------
                                                               CLASS A           CLASS B          CLASS C
                                                               SHARES            SHARES           SHARES
------------------------------------------------------------------------------------------------------------------
Management Fees                                                0.50%            0.50%             0.50%
------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                      0.25%            1.00%             1.00%
------------------------------------------------------------------------------------------------------------------
Other Expenses                                                 0.47%            0.44%             0.46%
------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                                1.22%            1.94%             1.96%
------------------------------------------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in Davis Government Bond Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Government Bond Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Government Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:



--------------------------------------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...       1 YEAR              3 YEARS              5 YEARS            10 YEARS
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES                       $593                 $844               $1,113              $1,882
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES                       $597                 $909               $1,247              $2,078*
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES                       $299                 $615               $1,057              $2,285
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
IF YOU STILL HOLD YOUR              1 YEAR              3 YEARS              5 YEARS            10 YEARS
SHARES AFTER...
--------------------------------------------------------------------------------------------------------------
CLASS A SHARES                       $593                 $844               $1,113              $1,882
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES                       $197                 $609               $1,047              $2,078*
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES                       $199                 $615               $1,057              $2,285
--------------------------------------------------------------------------------------------------------------

* Class B shares' expenses for the 10-year period include two years of Class A shares' expenses since Class B shares automatically convert to Class A shares after eight years.


FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Government Bond Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2001, 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available on request. Another accounting firm audited the information for fiscal year 1997.

DAVIS GOVERNMENT BOND FUND                                                        CLASS A

                                                                           YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------------------
                                                     2001           2000           1999           1998           1997
                                                     -----          -----          -----          -----          -----
Net Asset Value, Beginning of Period .....           $5.60          $5.38          $5.90          $5.87          $5.76
                                                     -----          -----          -----          -----          -----

Income (Loss) From Investment Operations
   Net Investment Income .................            0.26           0.29           0.28           0.29           0.33
   Net Realized and Unrealized Gains
     (Losses) ............................            0.08           0.22          (0.48)          0.07           0.11
                                                     -----          -----          -----          -----          -----
       Total From Investment Operations ..            0.34           0.51          (0.20)          0.36           0.44
                                                     -----          -----          -----          -----          -----
Dividends and Distributions
   Net Investment Income .................           (0.26)         (0.29)         (0.28)         (0.29)         (0.33)
   Return of Capital .....................             --             -- (4)       (0.04)         (0.04)           --
                                                     -----          -----          -----          -----          -----
       Total Dividend and Distributions ..           (0.26)         (0.29)         (0.32)         (0.33)         (0.33)
                                                     -----          -----          -----          -----          -----
Net Asset Value, End of Period ...........           $5.68          $5.60          $5.38          $5.90          $5.87
                                                     =====          =====          =====          =====          =====
Total Return(1)...........................            6.27%          9.81%         (3.47)%         6.31%          7.92%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)          $18,198        $15,548        $18,002        $21,285        $17,589
   Ratio of Expenses to Average Net Assets            1.22%          1.27%          1.20%          1.43%          1.27%(2)
   Ratio of Net Investment
     Income to Average Net Assets ........            4.59%          5.33%          5.07%          4.87%          5.82%
   Portfolio Turnover Rate(3).............          149.03%        140.66%        150.54%         18.40%         24.35%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.26% for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Less than $0.005 per share.

DAVIS GOVERNMENT BOND FUND                                                           CLASS B

                                                                             YEAR ENDED DECEMBER 31,
                                                        -----------------------------------------------------------------
                                                         2001           2000           1999           1998           1997
                                                        -----          -----          -----          -----          -----
Net Asset Value, Beginning of Period ........           $5.58          $5.37          $5.88          $5.86          $5.75
                                                        -----          -----          -----          -----          -----
Income (Loss) From Investment Operations
   Net Investment Income ....................            0.23           0.24           0.24           0.27           0.29
   Net Realized and Unrealized Gains (Losses)            0.07           0.21          (0.48)          0.04           0.11
                                                        -----          -----          -----          -----          -----
       Total From Investment Operations .....            0.30           0.45          (0.24)          0.31           0.40
                                                        -----          -----          -----          -----          -----
Dividends and Distributions
   Net Investment Income ....................           (0.22)         (0.24)         (0.23)         (0.27)         (0.29)
   Return of Capital ........................              --            -- (4)       (0.04)         (0.02)           --
                                                        -----          -----          -----          -----          -----
       Total Dividend and Distributions .....           (0.22)         (0.24)         (0.27)         (0.29)         (0.29)
                                                        -----          -----          -----          -----          -----
Net Asset Value, End of Period ..............           $5.66          $5.58          $5.37          $5.88          $5.86
                                                        =====          =====          =====          =====          =====
Total Return(1)...............................           5.48%          8.80%         (4.12)%         5.38%          7.12%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ..         $37,541        $17,331        $28,344        $36,005        $12,703
   Ratio of Expenses to Average Net Assets ..            1.94%          2.00%          1.95%          2.18%(2)       2.01%(2)
   Ratio of Net Investment Income
     to Average Net Assets ..................            3.87%          4.60%          4.32%          4.13%          5.07%
   Portfolio Turnover Rate(3)................          149.03%        140.66%        150.54%         18.40%         24.35%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.17% and 2.00% for 1998 and 1997, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Less than $0.005 per share.

DAVIS GOVERNMENT BOND FUND                                               CLASS C
                                                                                                        AUGUST 19, 1997
                                                                                                          (INCEPTION
                                                                                                           OF CLASS)
                                                                    YEAR ENDED DECEMBER 31,                 THROUGH
                                                        -----------------------------------------------   DECEMBER 31,
                                                         2001         2000          1999          1998        1997
                                                        -----         -----         -----         -----       -----
Net Asset Value, Beginning of Period ........           $5.60         $5.39         $5.90         $5.88       $5.79
                                                        -----         -----         -----         -----       -----

Income (Loss) From Investment Operations
   Net Investment Income ....................            0.23          0.24          0.23          0.27        0.08
   Net Realized and Unrealized Gains (Losses)            0.07          0.21         (0.47)         0.04        0.09
                                                        -----         -----         -----         -----       -----
       Total From Investment Operations .....            0.30          0.45         (0.24)         0.31        0.17
                                                        -----         -----         -----         -----       -----
Dividends and Distributions
   Net Investment Income ....................           (0.22)        (0.24)        (0.23)        (0.27)      (0.08)
   Return of Capital ........................             --            -- (4)      (0.04)        (0.02)        --
                                                        -----         -----         -----         -----       -----
       Total Dividend and Distributions .....           (0.22)        (0.24)        (0.27)        (0.29)      (0.08)
                                                        -----         -----         -----         -----       -----
Net Asset Value, End of Period ..............           $5.68         $5.60         $5.39         $5.90       $5.88
                                                        =====         =====         =====         =====       =====

Total Return(1)..............................            5.44%         8.75%        (4.15)%        5.42%       2.97%
                                                        -----         -----         -----         -----       -----

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted) ..          $12,335        $2,872        $4,791        $8,178        $215
   Ratio of Expenses to Average Net Assets ..            1.96%         2.07%         1.96%         2.18%       1.97%*(2)
   Ratio of Net Investment Income to
       Average Net Assets ...................            3.85%         4.53%         4.31%         4.12%       5.11%*
   Portfolio Turnover Rate(3)................          149.03%       140.66%       150.54%        18.40%      24.35%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.96% for 1997.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Less than $0.005 per share.

*   Annualized.

OVERVIEW OF DAVIS GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Government Money Market Fund's investment objective is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. Under normal circumstances Davis Government Money Market Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer). A "repurchase agreement" is a type of short-term investment that uses securities as collateral. Like a short-term loan, the borrower sells securities to the lender. The borrower agrees to buy back the securities at a certain time--at a higher price that incorporates an "interest payment."

The Fund maintains liquidity and preserves capital by carefully monitoring the maturity of our investments. Our portfolio has a dollar-weighted average maturity of 90 days or less.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o   You are seeking current income.
o   You are most comfortable investing in high-quality U.S. Government
    Securities.
o   You want a safe haven in times of market turmoil.
o   You want easy access to your money.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o   You need a high total return to achieve your investment goals.
o   Your primary investment goal is capital growth.


PRINCIPAL RISKS

VARIABLE INCOME. The primary risk of investing in Davis Government Money Market Fund is that the income that it pays to investors is not stable. When interest rates increase, the Fund's income distributions should increase. When interest rates decrease, the Fund's income distributions should decrease.

Because, under normal circumstances, Davis Government Money Market Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities, it incurs a minimum risk of loss due to interest rate or credit risk. U.S. Government Securities are among the safest investments you can make, and are an excellent means of preserving principal. Some of the agency-issued securities in the Fund's portfolio are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

Although Davis Government Money Market Fund seeks to preserve the value of your investment at $1 per share, investors can lose money. Shares of Davis Government Money Market Fund are not deposits or obligations of any bank, are not guaranteed by the U.S. Government or any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in Davis Government Money Market Fund by showing changes in the Fund's year-to-year performance and by presenting the Fund's average annual returns for one, five and 10 years. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

                       DAVIS GOVERNMENT MONEY MARKET FUND
                    TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                        (as of December 31 of each year)
                            CLASS A, B, AND C SHARES

                    1992                               2.70%
                    1993                               2.01%
                    1994                               3.48%
                    1995                               5.25%
                    1996                               4.80%
                    1997                               5.02%
                    1998                               4.94%
                    1999                               4.51%
                    2000                               5.91%
                    2001                               3.77%

During the period shown above, the highest quarterly return was 1.52% for the third quarter of 2000, and the worst quarterly return was 0.47% for the second quarter of 1993.

Year-to-date performance as of March 31, 2002 (unannualized) was 0.42%.


                       DAVIS GOVERNMENT MONEY MARKET FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)

----------------------------------------------------------------------------------------------------------
                                                   PAST 1 YEAR        PAST 5 YEARS       PAST 10 YEARS
----------------------------------------------------------------------------------------------------------
CLASS A SHARES                                        3.77%               4.84%              4.25%
----------------------------------------------------------------------------------------------------------
CLASS B SHARES                                        3.77%               4.84%              4.25%
----------------------------------------------------------------------------------------------------------
CLASS C SHARES                                        3.77%               4.84%              4.25%
----------------------------------------------------------------------------------------------------------


               DAVIS GOVERNMENT MONEY MARKET FUND 7-DAY SEC YIELD
                             CLASS A, B AND C SHARES
                            (as of December 31, 2001)

7-DAY SEC YIELD   2.05%

You can obtain Davis Government Money Market Fund's most recent 7-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.

FEES AND EXPENSES

      FEES YOU MAY PAY AS A DAVIS GOVERNMENT MONEY MARKET FUND SHAREHOLDER
                      (paid directly from your investment)

------------------------------------------------------------------------------------------------------------------
                                                               CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a         None             None              None
  percentage of offering price)
------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) imposed on redemptions
  (as a percentage of the lesser of the net asset value of     None             None              None
  shares redeemed or the total cost of such shares)
------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends    None             None              None
------------------------------------------------------------------------------------------------------------------
Exchange fee                                                   None             None              None
------------------------------------------------------------------------------------------------------------------


                       DAVIS GOVERNMENT MONEY MARKET FUND
                            ANNUAL OPERATING EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                        (deducted from the fund's assets)

------------------------------------------------------------------------------------------------------------------
                                                               CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------------------------
Management Fees                                                0.47%            0.47%             0.47%
------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                      None             None              None
------------------------------------------------------------------------------------------------------------------
Other Expenses                                                 0.12%            0.12%             0.12%
------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                                0.59%            0.59%             0.59%
------------------------------------------------------------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in Davis Government Money Market Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Government Money Market Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Government Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:



--------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...   1 YEAR      3 YEARS       5 YEARS     10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES                    $60         $189         $329         $738
--------------------------------------------------------------------------------
CLASS B SHARES                    $60         $189         $329         $738
--------------------------------------------------------------------------------
CLASS C SHARES                    $60         $189         $329         $738
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IF YOU STILL HOLD YOUR          1 YEAR      3 YEARS       5 YEARS     10 YEARS
SHARES AFTER...
--------------------------------------------------------------------------------
CLASS A SHARES                    $60         $189         $329         $738
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS B SHARES                    $60         $189         $329         $738
--------------------------------------------------------------------------------
CLASS C SHARES                    $60         $189         $329         $738
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

These tables are designed to show you the financial performance of Davis Government Money Market Fund for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2001, 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available on request. Another accounting firm audited the information for fiscal year 1997.

                              FINANCIAL HIGHLIGHTS

DAVIS GOVERNMENT MONEY MARKET FUND                                 CLASS A, B, C

                                                                          YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------
                                                  2001             2000             1999             1998             1997
                                                 ------           ------           ------           ------           ------
Net Asset Value, Beginning of Period ...         $1.000           $1.000           $1.000           $1.000           $1.000
                                                 ------           ------           ------           ------           ------

Income From Investment Operations
 Net Investment Income .................           .037             .058             .044             .048             .049

Dividends
 Net Investment Income .................          (.037)           (.058)           (.044)           (.048)           (.049)
                                                 ------           ------           ------           ------           ------
Net Asset Value, End of Period .........         $1.000           $1.000           $1.000           $1.000           $1.000
                                                 ======           ======           ======           ======           ======

Total Return(1).........................          3.77%            5.91%            4.51%            4.94%            5.02%
                                                                                                     5.91%            5.91%

Ratios/Supplemental Data
------------------------
 Net Assets, End of Period (000 omitted)       $505,713         $559,216         $553,977         $514,474         $464,459
 Ratio of Expenses to Average Net Assets          0.59%            0.59%            0.61%            0.61%            0.57%
 Ratio of Net Investment Income to
     Average Net Assets ................          3.75%            5.77%            4.52%            4.84%            4.92%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis Funds. This section describes how each Fund is organized, the entities that perform these services and how these entities are compensated. Additional information on the organization of each Fund is provided in Davis Series' Statement of Additional Information. For information on how to receive a copy of the Statement of Additional Information, see the back cover of this prospectus.


INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, L.P.
(referred to throughout this prospectus as "Davis Advisors") 2949 East Elvira Road, Suite 101 Tucson, AZ 85706

o   Serves as investment adviser for the Davis Funds.
o   Manages the Davis Funds' business affairs.
o   Has served as investment adviser for various clients since 1969.
o Annual Adviser Fee for the year ended December 31, 2001 (based on average net assets):


                  Davis Opportunity Fund:                     0.75%
                  Davis Financial Fund:                       0.61%
                  Davis Real Estate Fund:                     0.72%
                  Davis Convertible Securities Fund:          0.75%
                  Davis Government Bond Fund:                 0.50%
                  Davis Government Money Market Fund:         0.47%


INVESTMENT SUB-ADVISER

DAVIS SELECTED ADVISERS - NY, INC.
609 Fifth Avenue
New York, NY 10017

o   Serves as a sub-adviser for the Davis Funds.
o   Has served as investment sub-adviser for various clients since 1996.
o   Wholly owned subsidiary of Davis Advisors.
o Davis Advisors pays for Davis Selected Advisers - NY, Inc.'s sub-advisory services. The Funds do not pay for these services. As a wholly owned subsidiary, sub-advisory fees are based on the subsidiary's operating expenses and not on Fund assets.

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
(referred to throughout this prospectus as "State Street Bank and Trust") P.O. Box 8406
Boston, MA 02266-8406

o   Prices the Davis Funds daily.

o   Holds securities and other assets of the Davis Funds.

o   Maintains records of shareholders.

o   Supervises the payment of dividends.

BOARD OF DIRECTORS

Davis Funds' board of directors has general supervisory responsibilities for the Funds. The directors monitor and supervise the performance of the investment adviser, sub-adviser and other service providers, monitors the Funds' business and investment activities and determine whether to renew agreements with the adviser, sub-adviser and distributor.

DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
(referred to throughout this prospectus as "Davis Distributors") 2949 East Elvira Road, Suite 101 Tucson, AZ 85706
o Oversees purchases of shares and promotional activities for Davis Funds and other mutual funds managed by Davis Advisors.
o   Wholly owned subsidiary of Davis Advisors.

SENIOR RESEARCH ADVISER AND FOUNDER OF DAVIS ADVISORS

SHELBY M.C. DAVIS
Responsibilities:
o   Senior Research Adviser of Davis Advisors.
o   Founder of Davis Advisors.

Other Experience:
o Served as a Portfolio Manager of Davis New York Venture Fund from its inception in February 1969 to February 1997.
o Served as a Portfolio Manager of a growth and income fund managed by Davis Advisors from May 1993 to February 1997.


PORTFOLIO MANAGERS

FOR DAVIS OPPORTUNITY FUND
INVESTMENT TEAM

o The Fund is managed by a team of senior portfolio managers and research analysts from the research department of Davis Advisors who share ideas and responsibility for managing the Fund's investments.

FOR DAVIS FINANCIAL FUND
CHRISTOPHER C. DAVIS
Responsibilities:
o   A Portfolio Manager of Davis Financial Fund since inception in May 1991.
o   Also manages other equity funds advised by Davis Advisors.

Other Experience:
o Assistant portfolio manager and research analyst working with Shelby M.C. Davis from September 1989 to September 1995.

KENNETH CHARLES FEINBERG
Responsibilities:
o   A Portfolio Manager of Davis Financial Fund since May 1997.
o   Also manages other equity funds advised by Davis Advisors.

Other Experience:
o   Research analyst at Davis Advisors since December 1994.

FOR DAVIS REAL ESTATE FUND
ANDREW A. DAVIS
Responsibilities:
o   Portfolio Manager of Davis Real Estate Fund from its inception in January
    1994.
o   Also manages other Davis equity funds.

Other Experience:
o   Has served as a portfolio manager at Davis Advisors since February 1993.

FOR DAVIS CONVERTIBLE SECURITIES FUND
ANDREW A. DAVIS
Responsibilities:
o   A Portfolio Manager of Davis Convertible Securities Fund since February
    1993.
o   Also manages other Davis equity funds.

Other Experience:
o   Has served as a portfolio manager at Davis Advisors since February 1993.

JASON VOSS, CFA
Responsibilities:
o   A Portfolio Manager of Davis Convertible Securities Fund since September
    2000.

Other Experience:
o   Research analyst at Davis Advisors since May 1998.
o From May 1997 to May 1998 worked as a research analyst for Portfolio Management Consultants and earned a Master's Degree in Business Administration at the University of Colorado.

FOR DAVIS GOVERNMENT BOND FUND AND DAVIS GOVERNMENT MONEY MARKET FUND
CRESTON KING, CFA
Responsibilities:
o Portfolio Manager of Davis Government Bond Fund and Davis Government Money Market Fund since August 1999.
o   Also manages other bond funds and money market funds advised by Davis
    Advisors.

Other Experience:
o From August 1993 until he joined Davis Advisors in June 1999, Mr. King was a trader, analyst and portfolio manager for U.S. Global Investors, Inc., where he managed various money market funds and bond funds.


OUR CODE OF ETHICS

We allow the officers and employees of Davis Advisors and its affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions listed in our company Code of Ethics.

HOW WE MANAGE DAVIS SERIES FUNDS

EQUITY FUNDS: DAVIS INVESTMENT PHILOSOPHY

Each of the Davis Series Funds that invests principally in equity securities (Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund and Davis Convertible Securities Fund) is managed using the Davis investment philosophy.

The Davis Series Funds that invest principally in equity securities typically invest most of their assets in U.S. companies, but they may also invest in foreign companies. Investments in foreign companies are used principally as a way of providing additional opportunities to invest in quality, overlooked growth companies. Investment in foreign companies also can offer the Fund the potential for geographic diversification.

WHAT WE LOOK FOR IN A COMPANY

The Davis investment philosophy stresses a back-to-basics approach: We use extensive research to buy growing companies at value prices and hold on to them for the long term. Over the years, Davis Advisors has developed a list of 10 characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all 10, we search for those possessing several of the characteristics that are listed in the following chart.

1. FIRST-CLASS MANAGEMENT. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.

2. MANAGEMENT OWNERSHIP. Just as we invest heavily in our own funds, we look for companies where individual managers own a significant stake.

3. STRONG RETURNS ON CAPITAL. We want companies that invest their capital wisely and reap superior returns on those investments.

4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.

8. COMPETITIVE PRODUCTS OR SERVICES. We invest in companies with products that are not vulnerable to obsolescence.

9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

GOVERNMENT FUNDS: CONSERVATIVE INVESTING

Davis Government Bond Fund and Davis Government Money Market Fund invest exclusively in U.S. Government Securities. The Funds also will own other assets (such as cash and receivables) that are not investments. The Funds do not attempt to deliver the highest possible current yield to their investors. Instead, the portfolio manager tries to deliver competitive results with less risk or volatility than our competitors.

U.S. Government Securities may include bonds and notes issued by the U.S. Treasury and also government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"). Treasury issues and Ginnie Maes are backed by the full faith and credit of the U.S. Government while securities issued by the other government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.


OTHER INVESTMENT STRATEGIES

The Funds may invest in other securities and may employ other investment strategies, but they are not principal investment strategies. The Statement of Additional Information discusses these securities and investment strategies.

The Davis Funds use short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while we evaluate long-term opportunities. The Funds also may use short-term investments for temporary defensive purposes. In the event our portfolio managers anticipate a decline in the market values of the securities in which a Fund principally invests, we may reduce the Fund's risk by investing in short-term securities until market conditions improve. Unlike equities or bonds, these investments will not appreciate in value when the market advances and will not contribute to the growth component of a Fund's investment objective.


RISK SPECTRUM

Davis Advisors manages eight retail mutual funds in the Davis family. Each Fund has a distinct investment objective and strategy. The following graph shows how these Funds compare to each other in terms of risk.

For more information about any of the other Davis Funds, including risks, charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.


------------------------------------------------------------------------
DAVIS FUNDS                                   LOW      MED      HIGH
------------------------------------------------------------------------
DAVIS INTERNATIONAL TOTAL RETURN FUND                             O
------------------------------------------------------------------------
DAVIS OPPORTUNITY FUND                                            O
------------------------------------------------------------------------
DAVIS FINANCIAL FUND                                              O
------------------------------------------------------------------------
DAVIS REAL ESTATE FUND                                   O
------------------------------------------------------------------------
DAVIS NEW YORK VENTURE FUND                              O
------------------------------------------------------------------------
DAVIS CONVERTIBLE SECURITIES FUND                        O
------------------------------------------------------------------------
DAVIS GOVERNMENT BOND FUND                     O
------------------------------------------------------------------------
DAVIS GOVERNMENT MONEY MARKET FUND             O
------------------------------------------------------------------------

For more information about any of the other Davis Funds, including risks, charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

ONCE YOU INVEST IN DAVIS FUNDS

This section describes how your investment is valued, how you earn money on your investment and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Once you open an account in any Davis Fund, you may buy or sell shares on any business day. The share price of your investment changes depending on the total value of the Fund's investments.

Each business day, we determine the value of fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value.

Net asset values for all of the Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the New York Stock Exchange or at 4 p.m. Eastern Standard Time, whichever comes first.

The net asset values of most Davis Funds shares are published daily in the business section of many major newspapers. If you have access to the Internet, you also can check net asset value on our Web site (WWW.DAVISFUNDS.COM).


HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the securities in each Davis Fund:

o Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.

o Over-the-counter securities are valued at the average of closing bid and asked prices.

o Debt securities may be valued by an independent pricing service. In particular, the Fund relies on a professional pricing service that has experience in valuing securities with limited resale markets so as to obtain prices that reflect the market as accurately as possible.

o Discount securities purchased with a maturity of 60 days or less usually are valued at amortized cost. Davis Government Money Market Fund typically values all of its investments at amortized cost.

o Securities with unavailable market quotations and other assets are valued at "fair value," which is determined by the Board of Directors.

If any of the Funds' securities are traded in markets that close at different times, events affecting portfolio values that occur after the time that their prices are determined and the time the Funds' shares are priced may not be reflected in the Funds' share price. The Funds have adopted procedures designed to identify and react to significant events in foreign markets that would have a material effect on the Funds' net asset value. The net asset value of the Funds' shares may change on days when shareholders will not be able to purchase or redeem the Funds' shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Funds' shares even if there has not been any change in the foreign currency price of the Funds' investments.

Normally, the share price of Davis Government Money Market Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that the Fund's Board of Directors believes will cause a material deviation between the amortized cost of the Fund's debt securities and the market value of those securities, the Board will consider taking temporary action to maintain a fixed price or to prevent material dilution or other unfavorable consequences to Fund shareholders. This temporary action could include withholding dividends, paying dividends out of surplus, realizing gains or losses, or using market valuation to calculate net asset value rather than amortized cost.


HOW WE PAY EARNINGS

There are two ways you can receive payments from a Davis Fund:

o DIVIDENDS. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Capital gains are profits received by a Fund from the sale of securities held for the long term, which are then distributed to shareholders.

If you would like information about when a particular Davis Fund pays dividends and distributes capital gains, if any, please call 1-800-279-0279.

Unless you choose otherwise, each Davis Fund automatically reinvests your dividends and capital gains in additional Fund shares. You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on IRS Form W-9 that your Tax Identification Number is correct and you are not subject to backup withholding. Backup withholding is required for taxpayers who are subject to back taxes for failure to report all interest and dividends.

If you fail to report a correct Taxpayer Identification Number, underreported dividend or interest income or already are subject to backup withholding, Davis Funds are required by law to withhold a portion of any distributions you may receive and send it to the U.S. Treasury.


HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends and capital gains from any Davis Fund automatically invested in the same share class of the same Fund or any other Davis Fund. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name and class of shares, and have a minimum initial value of $250. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with 10 days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. Once your account has been opened and you wish to establish this program, call for more information.

HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

o If you invest in a fund that pays dividends, the dividends are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.

o If you invest in a fund that pays net capital gains, they generally will be taxed as a long-term capital gain distribution.


o Davis Government Money Market Fund, as a money market fund, intends to pay only ordinary income dividends and no capital gain distributions.

These payments may be taxed at different rates, depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains), whether received in cash or reinvested in shares, are taxable in the year in which they are declared, not the year they are paid.

Also, keep in mind that when you sell or exchange shares of a fund, it may result in a taxable gain or loss.

We recommend that you consult with a tax adviser about dividends and capital gains you may receive from any Davis Fund.


PRIVACY NOTICE

We collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


HOW TO CHOOSE A SHARE CLASS

Before you can buy any shares in any Davis Fund, you need to decide which class of shares best suits your needs. Davis Funds offers four classes of shares: A, B, C and Y. Class Y shares, which are offered through a separate prospectus, are available only to qualified institutional investors. Each class is subject to different expenses and sales charges.

You may choose to buy one class of shares rather than another, depending on the amount of the purchase and the expected length of time of investment. Long-term shareholders of Class B or C shares may pay more than the maximum front-end sales charge allowed by the National Association of Securities Dealers.

SPECIAL NOTE: Institutions buying $5 million or more of any Davis Fund may be eligible to buy Class Y shares offered through a separate prospectus. With Class Y shares, you pay no sales charges or distribution fees. To find out more about Class Y shares, contact your sales representative or our distributor, Davis Distributors.


DISTRIBUTION AND SERVICE FEES. The Davis Funds have adopted plans under Rule 12b-1 that allow the Funds to pay for distribution of shares and for services provided to shareholders. Payments under the Class A Distribution Plan are limited to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Payments under the Class B and Class C Distribution Plans are limited to an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B or C shares, respectively, or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., which is 1.00% at present. Therefore, the effective rate of the Class B and Class C Distribution Plans currently is 1.00%. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES

Class A shares may be best for you if you are a long-term investor who is willing to pay the entire sales charge at the time of purchase. In return, you pay a lower distribution fee than the two other share classes:

o You buy Class A shares at their net asset value per share plus a sales charge, which is 4.75% for any investment below $100,000 (see chart following). The term "offering price" includes the front-end sales charge.

o   There is no limit to how much you can invest in this share class.

o Davis Funds (other than Davis Government Money Market Fund) pays a distribution fee--up to 0.25% of the average daily net assets--each year you hold the shares. This fee is lower than the fee you pay for the other two classes of shares. Lower expenses translate into higher annual return on net asset value.

Investors who buy Class A shares of Davis Government Money Market Fund do not pay front-end sales charges.

                          CLASS A SHARES SALES CHARGES
         (for all Davis Funds except Davis Government Money Market Fund)


-------------------------------------------------------------------------------------------------------------------
                                                                                          AMOUNT OF SALES CHARGE
                                           SALES CHARGE                                   RETAINED BY THE DEALER
                                          (PERCENTAGE OF     SALES CHARGE (PERCENTAGE    (PERCENTAGE OF OFFERING
         AMOUNT OF PURCHASE              OFFERING PRICE)      OF NET AMOUNT INVESTED)             PRICE)
-------------------------------------------------------------------------------------------------------------------
Under $100,000                                4.75%                    5.0%                        4.0%
-------------------------------------------------------------------------------------------------------------------
$100,000 - $250,000                            3.5%                    3.6%                        3.0%
-------------------------------------------------------------------------------------------------------------------
$250,000 -$500,000                             2.5%                    2.6%                        2.0%
-------------------------------------------------------------------------------------------------------------------
$500,000 - $750,000                            2.0%                    2.0%                       1.75%
-------------------------------------------------------------------------------------------------------------------
$750,000 - $1 million                          1.0%                    1.0%                       0.75%
-------------------------------------------------------------------------------------------------------------------
$1 million or more*                            None                    None                        None
-------------------------------------------------------------------------------------------------------------------

* You pay no front-end sales charge on purchases of $1 million or more, but if you sell those shares (in any Davis Fund other than Davis Government Money Market Fund) within the first year, a deferred sales charge of 0.75% will be deducted from the redemption proceeds. Davis Distributors may pay the dealer of record concessions (on Davis Funds other than Davis Government Money Market Fund) according to the following schedule. The concession will be paid only on net purchases that were not previously subject to a front-end sales charge or dealer concession.

------------------------------------------------------------------------
        PURCHASE AMOUNT                 COMMISSION
------------------------------------------------------------------------
       First $3 million                   0.75%
------------------------------------------------------------------------
        Next $2 million                   0.50%
------------------------------------------------------------------------
        Over $5 million                   0.25%
------------------------------------------------------------------------

If a commission is paid for purchases of $1 million or more the dealer will be paid with distribution fees received from that Fund. If distribution fee limits already have been reached for the year, Davis Distributors itself will pay the commissions.

As the chart above shows, the sales charge gets smaller as your purchase amount increases. There are several ways you may combine purchases to qualify for a lower sales charge (see the following page).

YOU CAN COMBINE PURCHASES OF CLASS A SHARES:

o WITH OTHER FAMILY MEMBERS. If you buy shares for yourself, your spouse and any children under the age of 21, all the shares you buy will be counted as a single purchase.

o WITH CERTAIN GROUPS. If you buy shares through a group organized for a purpose other than to buy mutual fund shares, the purchases will be treated as a single purchase.

o THROUGH EMPLOYEE BENEFIT PLANS. If you buy shares through trust or fiduciary accounts and Individual Retirement Accounts (IRAs) of a single employer, the purchases will be treated as a single purchase.

o UNDER A STATEMENT OF INTENTION. If you enter a Statement of Intention and agree to buy Class A shares of $100,000 or more over a 13-month period, all of the shares you buy during that period will be counted as a single purchase, with the exception of purchases into Davis Government Money Market Fund. Before entering a Statement of Intention, please read the terms and conditions in the Statement of Additional Information. Under a Statement of Intention, you agree to permit our service provider, State Street Bank and Trust, to hold fund shares in escrow to guarantee payment of any sales charges that may be due if you ultimately invest less than you agreed to invest over the covered 13-month period.

o UNDER RIGHTS OF ACCUMULATION. If you notify your dealer or our distributor, Davis Distributors, you can include the Class A, B and C shares you already own when calculating the price for your current purchase.

o WITH CLASS A SHARES OF OTHER DAVIS FUNDS. If you buy Class A shares of this or any other Davis Fund, all of the shares you buy will be counted as a single purchase. This includes shares purchased under a Statement of Intention or Rights of Accumulation.

CLASS A SHARES FRONT-END SALES CHARGE WAIVERS

We do not impose a sales charge on purchases of Class A shares for:

o   Investments in Davis Government Money Market Fund.

o Shareholders making purchases with dividends or capital gains that automatically are reinvested.

o Directors, officers and employees of any Davis Fund, the investment adviser of any Davis Fund or its affiliates and their immediate families.

o Employees and people affiliated with broker-dealer firms offering shares in any Davis Fund.

o Financial institutions acting as fiduciaries making single purchases of $250,000 or more.

o Employee benefit plans making purchases through a single account covering at least 250 participants.

o Wrap accounts offered by securities firms, fee-based investment advisers or financial planners.

o   State and local governments.

o Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with the Fund and which charge fees based on assets in the account.

CLASS B SHARES

Class B shares may be best for you if you are willing to pay a higher distribution fee than Class A shares for eight years in order to avoid paying a front-end sales charge:

o   You buy the shares at net asset value (no initial sales charge).

o   You can invest up to $250,000 in Class B shares.

o If you sell Class B shares in any of the Davis Funds (other than Davis Government Money Market Fund) within six years of purchase, you must pay a deferred sales charge. This charge decreases over time as you own the shares (see chart following). At redemption, the deferred sales charge will be calculated from the first day of the month after initial purchase, excluding any time that shares were held in a money market fund.

o After you hold Class B shares for eight years, they are converted automatically into Class A shares without incurring a front-end sales charge. Investors in Class A shares pay a lower distribution fee.

o Investors in Class B shares (other than Davis Government Money Market Fund) pay a distribution fee of 1% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.

Investors who buy Class B shares of Davis Government Money Market Fund will not pay deferred sales charges unless the money market fund shares were received in exchange for shares of other Davis Funds (see "Exchanging Shares").


                      CLASS B SHARES DEFERRED SALES CHARGES
         (for all Davis Funds except Davis Government Money Market Fund)

--------------------------------------------------------------------------
    SALES MADE AFTER PURCHASE          AMOUNT OF DEFERRED SALES CHARGE
--------------------------------------------------------------------------
             Year 1                                   4%
--------------------------------------------------------------------------
            Years 2-3                                 3%
--------------------------------------------------------------------------
            Years 4-5                                 2%
--------------------------------------------------------------------------
             Year 6                                   1%
--------------------------------------------------------------------------
            Years 7-8                                None
--------------------------------------------------------------------------


CLASS C SHARES

Class C shares may be best for you if you are willing to pay a higher distribution fee than Class A shares' in order to avoid paying a front-end sales charge:

o You buy the shares at net asset value (no initial sales charge).

o   You cannot invest more than $1 million in Class C shares.

o If you sell Class C shares in any of the Davis Funds (other than Davis Government Money Market Fund) within one year of purchase, you must pay a deferred sales charge of 1%. At redemption, the deferred sales charge will be calculated from the first day of the month after initial purchase, excluding any time that shares were held in a money market fund.

o Investors in Class C shares (other than Davis Government Money Market Fund) pay a distribution fee of 1% of the average daily net asset value each year you hold the shares. Higher expenses translate into lower annual return on net asset value.

Investors who buy Class C shares of Davis Government Money Market Fund will not pay deferred sales charges unless the money market fund shares were received in exchange for shares of other Davis Funds (see "Exchanging Shares").

DEFERRED SALES CHARGE

As an investor in any Davis Fund (other than Davis Government Money Market
Fund), you may pay a deferred sales charge as a percentage of the net asset value of the shares you sell or the total cost of the shares, whichever is lower. At redemption, the deferred sales charge will be calculated from the first day of the month after initial purchase, excluding any time that shares were held in a money market fund. Davis Funds investors pay a deferred sales charge in the following cases:

o As a Class A shareholder, only if you buy shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase.

o As a Class B shareholder, if you sell shares within six years of purchase. The percentage decreases over the six-year period.

o   As a Class C shareholder, if you sell shares within one year of purchase.

To keep deferred sales charges as low as possible, we first will sell shares in your account that are not subject to deferred sales charges (if any). We do not impose a deferred sales charge on the amount of your account value represented by an increase in net asset value over the initial purchase price, or on shares acquired through dividend reinvestments or capital gain distributions.

To determine whether the deferred sales charge applies to a redemption, the Funds redeem shares in the following order:

o   Shares acquired by reinvestment of dividends and capital gain distributions.

o   Shares that no longer are subject to the deferred sales charge.

o   Shares that have increased in value beyond their original cost.

o   Shares held the longest, but still subject to the deferred sales charge.


DEFERRED SALES CHARGE WAIVERS

We will waive deferred sales charges on sales of Class A, B and C shares of any Davis Fund if:

o You sell Class A shares that were not subject to a commission at the time of purchase (the amount of purchase totaled $1 million or more and the shares were held for more than a year).

o You (or a registered joint owner) die or have been determined to be totally disabled after the purchase of shares.

o You sell shares under the Automatic Withdrawal Plan if the aggregate value of the redeemed shares does not exceed 12% of the account's value.*

o You sell shares under a qualified retirement plan or IRA that constitutes a tax-free return of excess contributions to avoid a penalty.

o Your Fund sells the remaining shares in your account under an Involuntary Redemption.

o You qualify for an exception relating to defined contribution plans. These exceptions are described in the Statement of Additional Information.

o You are a director, officer or employee of Davis Advisors or one of its affiliates (or a family member of a director, officer or employee).

If the net asset value of the shares that you sell has increased since you purchased them, any deferred sales charge will be based on the original cost of the shares.

* An Automatic Withdrawal Plan may be established as either a percentage or a fixed-dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. If established as a percentage, no sales charge will be incurred regardless of market fluctuations. If established as a fixed-dollar amount, a sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Automatic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a 12-month period, regardless of whether such redemptions are pursuant to an Automatic Withdrawal Plan.

If you have any additional questions about choosing a share class, please call us toll-free at 1-800-279-0279 during business hours, 9 a.m. to 6 p.m. Eastern Standard Time. If you still are not sure about which class is best for you, contact your financial adviser.


HOW TO OPEN AN ACCOUNT

You can open an account if you invest at least:

o   $1,000 for a non-retirement plan account.
o   $250 for a retirement plan account.


THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form and mail it to our service provider, State Street Bank and Trust. You must sign the Application Form. Include a check made payable to DAVIS FUNDS or, in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. DAVIS FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

                                    State Street Bank and Trust Company
                                    Boston, MA 02210
                                    Attn: Mutual Fund Services
                                    [NAME OF DAVIS FUND THAT YOU ARE BUYING]
                                    Shareholder Name
                                    Shareholder Account Number
                                    Federal Routing Number 011000028
                                    DDA Number 9904-606-2


RETIREMENT PLAN ACCOUNTS

You can invest in Davis Funds using any of these types of retirement plan accounts:

o   Deductible IRAs
o   Non-deductible IRAs
o   Roth IRAs
o   Education Savings Accounts
o   Simple IRAs
o   Simplified Employee Pension (SEP) IRAs
o   403(b) Plans

State Street Bank and Trust acts as custodian (service provider) for the retirement plans and charges the participant a $10 maintenance fee each year regardless of the number of plans established per Social Security Number. These fees automatically are deducted from each account unless you elect to pay the fee directly. To open a retirement plan account, you must fill out a special application form. You can request this form by calling Davis Distributors.


HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have established an account with Davis Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a Davis Funds shareholder. This includes how to initiate these transactions and the charges that you may incur (if any) when buying, selling or exchanging shares.


THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-279-0279. You can speak directly with a Davis Funds representative during our business hours (9 a.m. to 6 p.m. Eastern Standard
    Time) or use our automated telephone system any time, day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

         Regular mail:
         State Street Bank and Trust Company
         c/o Davis Funds

         P.O. Box 8406
         Boston, MA 02266-8406

         Express shipping:
         State Street Bank and Trust Company
         c/o Davis Funds
         66 Brooks Drive
         Braintree, MA 02184

3. BY DEALER. Contact a dealer, who then will make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.

The Davis Funds do not issue certificates for any class of shares. Instead, shares purchased automatically are credited to an account maintained for you on the books of the Davis Funds by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.


WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received before 4 p.m. Eastern Standard Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o   Receive your order before 4 p.m. Eastern Standard Time.
o   Promptly transmit the order to State Street Bank and Trust.


BUYING MORE SHARES

You may buy more shares at any time, by mail or through a dealer. The minimum purchase amount is $25.

When you purchase shares by mail, send a check made payable to DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund, the class of shares you wish to buy and your account number.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.


MAKING AUTOMATIC INVESTMENTS

An easy way to increase your investments in this or other Davis Funds is to sign up for the AUTOMATIC INVESTMENT PLAN. Under this plan, you arrange for a set amount of money to be taken from your bank account and invested in shares of a Davis Fund. The minimum amount you can invest each month is $25. The account minimum of $1,000 for non-retirement accounts or $250 for retirement accounts will be waived if you meet the minimum requirement within a year.

Purchases can be processed electronically on any day of the month between the 5th and 28th if the institution that services your bank account is a member of the Automated Clearing House system, and the debit should show up on your next bank statement.

To sign up for the Automatic Investment Plan, fill out the appropriate section of the Application Form. After your account has been opened and you wish to establish this plan, you must submit a letter of instruction signed by the account owner(s). You can stop automatic investments at any time by calling Davis Distributors.

You also can use our Dividend Diversification Program to buy more shares in any Davis Fund. See ONCE YOU INVEST IN DAVIS FUNDS.

The Automated Clearing House system is used by most banks for electronic transfers of money into and out of your bank account, and is regulated by the Federal Reserve.


SELLING SHARES

You may sell back all or part of your shares in any Davis Fund in which you invest (known as a redemption) on any business day, at net asset value minus any sales charges that may be due. You can sell the shares by telephone, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" following).

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds usually are paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed recently were purchased, payment to you will be delayed until your purchase check has cleared, up to a maximum of 15 days from the date of purchase.


CHECK WRITING PRIVILEGE FOR DAVIS GOVERNMENT MONEY MARKET FUND. You can request the ability to use your Davis Government Money Market Fund account as a checking account if:

o   You hold Class A shares.
o   You are not investing through a retirement plan or an IRA.

Davis Government Money Market Fund investors with check writing privileges can write checks for $100 or more from their accounts, subject to some rules prescribed by State Street Bank and Trust.

Writing a check is a way of selling shares and directing the proceeds to a third party. When a Davis Government Money Market Fund check is presented to State Street Bank and Trust for payment, the bank will redeem a sufficient number of shares in your account to cover the amount of the check. If you have had recent activity in your Davis Government Money Market Fund account, funds may not be available to cover your checks. For example: (1) If you have redeemed or exchanged funds out of your Davis Government Money Market Fund account, there may not be sufficient funds remaining to cover your check; (2) If you have recently purchased shares in your Davis Government Money Market Fund account, the funds still may be within the 15-day "uncollected" status; or (3) If funds were exchanged into your Davis Government Money Market Fund account from another Davis Fund, those funds still may be within the 15-day uncollected status.

To qualify for CHECK WRITING PRIVILEGES, fill out the appropriate section in your Application Form.

You can find more information about check writing privileges in Davis Series' Statement of Additional Information. Davis Funds and State Street Bank and Trust reserve the right to modify or terminate the check writing service at any time.


WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You always will receive cash for sales that total less than $250,000 or 1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last 30 days or, if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o In the past the Davis Funds issued certificates. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust and accompanied by a letter of instruction signed by the owner(s).

o   A sale may produce a gain or loss. Gains may be subject to tax.

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

MEDALLION SIGNATURE GUARANTEE. A written endorsement from an eligible guarantor institution that the signature(s) on the written request is (are) valid. Eligible guarantors include federally insured financial institutions, registered broker-dealers or participants in a recognized medallion signature guarantee program. Davis Funds cannot accept guarantees from institutions that do not provide reimbursement in cases of fraud. No other form of signature verification can be accepted.

STOCK POWER. A letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.


SPECIAL NOTE: When you make a sale or withdrawal, a deferred sales charge may be imposed if:

o You buy $1 million or more of Class A shares and sell them within a year of purchase.
o   You sell Class B shares within six years of purchase.
o   You sell Class C shares within one year of purchase.


IF YOU DECIDE TO BUY BACK SHARES YOU SOLD

If you decide to buy back some or all of the shares you sold in a Davis Fund within 60 days of sale and notify us in writing, you can take advantage of the SUBSEQUENT REPURCHASE PRIVILEGE. With this privilege, which you can use only once, you will not be charged a sales charge, and any deferred sales charge you paid on the original sale will be returned to your account. Shares will be purchased at the current price and credited into the same Davis Fund and account. You must send a letter to our service provider, State Street Bank and Trust, along with a check for the repurchased shares.


IF YOUR ACCOUNT FALLS BELOW $250

If your account balance in a Fund falls below $250 as a result of a redemption or exchange, we may sell your remaining shares in that Fund at net asset value. We first will notify you by mail, giving you at least 60 days' notice that an INVOLUNTARY REDEMPTION may take place. If you can increase your account balance to above $250 during the notice period, the Involuntary Redemption will be canceled.


MAKING AUTOMATIC WITHDRAWALS

If your account balance is more than $10,000, you can sell a set dollar or percentage amount each month or quarter (for retirement accounts or IRAs , withdrawals may be established on an annual basis). Because withdrawals are sales, they may produce a gain or loss. If you purchase additional shares at the same time that you make a withdrawal, you may have to pay taxes and a sales load. When you participate in this plan, known as the AUTOMATIC WITHDRAWAL PLAN, shares are sold so that you will receive payment by one of three methods:

o You may receive funds at the address of record provided that this address has been unchanged for a period of not less than 30 days. These funds are sent by check on or after the 25th day of the month.

o You also may choose to receive funds by Automated Clearing House (ACH) to the banking institution of your choice. You may elect an ACH draft date between the 5th and the 28th days of the month. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to execute an Automatic Withdrawal Plan by ACH.

o You may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to designate a third-party payee.

You may stop automatic withdrawals at any time without charge or penalty by calling Davis Distributors or by notifying the service agent in writing.


WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire usually is credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House usually will arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you first must fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account already has been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

EXCHANGING SHARES

You can sell shares of any Davis Fund to buy shares in the same class of any other Davis Fund without having to pay a sales charge. This is known as an exchange. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least $1,000 for a non-retirement account (unless you are participating in the Automatic Exchange Program). Exchanges normally are performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern Standard Time.

Shares in different Davis Funds may be exchanged at relative net asset value. However, if any Davis Fund shares being exchanged are subject to a deferred sales charge, Statement of Intention or other limitation, the limitation will continue to apply to the shares received in the exchange. When you exchange shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that you own Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that you are invested in shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. In the past the Davis Funds issued certificates. If you wish to exchange shares for which you hold share certificates, these certificates must be sent by certified mail to State Street Bank and Trust accompanied by a letter of instruction signed by the owner(s). If your shares are being sold for cash, this is known as a redemption. Please see the section WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. For federal income tax purposes, exchanges between Funds are treated as a sale and a purchase. Therefore, there usually will be a recognizable capital gain or loss due to an exchange.

There are limits as to the number of exchanges you can make each year. Currently, four exchanges between Funds are allowed during a 12-month period. You may make an unlimited number of exchanges out of Davis Government Money Market Fund. Automatic exchanges are excluded from this provision. Davis Distributors must approve any exchanges above the limit in writing.

The Funds are not designed for professional "market timing" organizations, or other organizations or individuals engaged in market timing strategies, programmed exchanges, frequent exchanges or exchanges that are large in relation to the total assets of the Funds. Market timing strategies are disruptive to the Funds. If the Funds determine that your exchange patterns reflect a market timing strategy, the Funds reserve the right to take any action permitted under applicable rules and standards, including but not limited to: (i) refusing to accept your orders to purchase Fund shares; and/or (ii) restricting the availability of exchanges through telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services.


YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS WITHOUT HAVING TO PAY ANY SALES CHARGE:

EQUITY FUNDS
Davis New York Venture Fund
Davis Opportunity Fund
Davis Financial Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
Davis Real Estate Fund
Davis Convertible Securities Fund

GOVERNMENT BOND FUND
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
Davis Government Money Market Fund

For more information about any of the other Davis Funds, including risks, fees and expenses, ask for a prospectus. Read it carefully before investing or sending money.


MAKING AUTOMATIC EXCHANGES

You can elect to make automatic monthly exchanges if all accounts involved are registered under the same name and have a minimum initial value of $250. You must exchange at least $25 to participate in this program, known as the AUTOMATIC EXCHANGE PROGRAM. To sign up for this program, fill out the appropriate section of the Application Form. Once your account has been established, you may contact our customer service department to establish this program.


TELEPHONE TRANSACTIONS

A benefit of investing through Davis Funds is that you can use our automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call Davis Distributors, you can perform a transaction with Davis Funds in one of two ways:

o Speak directly with a representative during business hours (9 a.m. to 6 p.m. Eastern Standard Time).
o If you have a TouchTone(TM)telephone, you can use the automated telephone system, known as DAVIS DIRECT ACCESS, 24 hours a day, seven days a week.

If you wish to sell shares by telephone and receive a check in the mail:

o   The maximum amount that can be issued is $100,000.
o   The check can be issued only to the registered account owner.
o   The check must be sent to the address on file with Davis Distributors.
o   Your current address must be on file for at least 30 days.

When you buy, sell or exchange shares over the telephone, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by telephone.

INTERNET TRANSACTIONS

You can use our Web site--WWW.DAVISFUNDS.COM--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online through the Internet. You also may request confirmation statements and tax summary information be mailed to the address on file. Please review our Web site for more complete information. If you do not wish to have this option activated for your account, please contact our customer service department.

To access your accounts, you will need the name of the fund(s) in which you are invested, an account number and your Social Security Number. Davis Funds provides written confirmation of your initial access and any time you buy, sell or exchange shares. You also must establish a unique and confidential Personal Identification Number (PIN). This PIN is required each time you access your Davis account online.

When you buy, sell or exchange shares over the Internet, you agree that Davis Funds are not liable for following instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.

YOU CAN USE DAVIS DIRECT ACCESS TO:

o   GET THE PRICE, TOTAL RETURN AND FUND DESCRIPTION FOR ANY DAVIS FUND.

o   CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

o   BUY, SELL AND EXCHANGE SHARES.*

o   GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.

* Retirement accounts may be subject to restrictions.

DAVIS FUNDS:
OVER 30 YEARS OF RELIABLE INVESTING(SM)

Davis Advisors, investment adviser of Davis Funds, has a history of investing for the long term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality, well-managed, growing companies that have been overlooked, buy their stock at value prices and hold the shares for the long term. This strategy first was developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, Senior Research Adviser and Founder of Davis Advisors. The Davis strategy still is followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as Portfolio Managers for many funds and institutional accounts managed by Davis Advisors.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Currently, we have more than $2 billion of our own money invested side by side with our shareholders.

Please take the time to read this prospectus carefully and, if you decide to invest with us, keep it as a reference guide. If you need more information about Davis Funds, please call us or visit our Web site.

ADDRESS AND TELEPHONE GUIDE

OUR TELEPHONE NUMBER:        OUR SERVICE PROVIDER'S REGULAR MAILING ADDRESS:
1-800-279-0279               State Street Bank and Trust Company
                             c/o Davis Funds
                             P.O. Box 8406
                             Boston, MA 02266-8406

OUR MAILING ADDRESS:
Davis Funds
2949 East Elvira Road
Suite 101
Tucson, AZ 85706

OUR INTERNET ADDRESS:        OUR SERVICE PROVIDER'S EXPRESS SHIPPING ADDRESS:
http://www.davisfunds.com    State Street Bank and Trust Company
                             c/o Davis Funds
                             66 Brooks Drive
                             Braintree, MA 02184

OTHER FUND DOCUMENTS

For more information about any Davis Fund, you may request a free copy of the Statement of Additional Information or Annual or Semi-Annual Report. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about Davis Series Funds and their management and operations. The ANNUAL REPORT discusses the market conditions and investment strategies that materially affected Fund performance during the last fiscal year. The SEMI-ANNUAL REPORT updates information provided in the Annual Report for the succeeding six months.

Davis Series Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time. You also may call this number for account inquiries.

o   VIA THE INTERNET. Visit the SEC Web site (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. Additional copies of this information can be obtained, for a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

o   BY MAIL. Specify the document you are requesting when writing to us.

DAVIS FUNDS
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
1-800-279-0279



The Funds' Investment Company Act File Number is 811-2679

DAVIS OPPORTUNITY FUND
DAVIS FINANCIAL FUND
DAVIS REAL ESTATE FUND
DAVIS CONVERTIBLE SECURITIES FUND
DAVIS GOVERNMENT BOND FUND
DAVIS GOVERNMENT MONEY MARKET FUND
         (PORTFOLIOS OF DAVIS SERIES, INC.)


Prospectus

Class Y shares

May 1, 2002



The Securities and Exchange Commission has not approved or disapproved of these securities. The Securities and Exchange Commission has not determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.



Over 30 Years Of Reliable Investing(SM)

[Inside Front Cover]

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied on as having been authorized by the Davis Funds, the Funds' investment adviser or the Funds' distributor. This Prospectus does not constitute an offer by the Davis Funds or by the Funds' distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                                TABLE OF CONTENTS


Overview of each Davis Series Fund
         Davis Opportunity Fund (formerly Davis Growth Opportunity Fund) Davis Financial Fund
         Davis Real Estate Fund
         Davis Convertible Securities Fund
         Davis Government Bond Fund
         Davis Government Money Market Fund

                  Investment Objective and Principal Investment Strategies Determining if this Fund is Right for You
                  Principal Risks
                  Past Performance
                  Fees and Expenses
                  Financial Highlights

Who Is Responsible for Your Davis Account

How We Manage Davis Series Funds

Once You Invest in Davis Funds

Privacy Notice

How to Choose a Share Class

How to Open an Account

How to Buy, Sell and Exchange Shares

Davis Funds: Over 30 Years of Reliable Investing(SM)

Other Fund Documents

OVERVIEW OF DAVIS OPPORTUNITY FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Opportunity Fund's (formerly Davis Growth Opportunity Fund) investment objective is long term growth of capital. Under normal circumstances the Fund invests principally in common stock and other equity securities of companies with small and medium market capitalizations of less than $20 billion.

Our portfolio managers apply the Davis investment philosophy--searching for high-quality, well-managed, growing companies that can be purchased at reasonable prices and holding them for the long term--to the small- and mid-capitalization stock arena. We consider selling a company if the company no longer exhibits the characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o   You are seeking long-term growth of capital.
o   You prefer to invest in small- and medium-capitalization companies.
o You are willing to accept higher risk for the opportunity to pursue higher returns.
o   You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of sharp price swings and dramatic market declines.
o   You are interested in earning current income.
o   You prefer to invest in larger, more established companies.
o   You are investing for the short term.

PRINCIPAL RISKS

If you buy shares of Davis Opportunity Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance. Investing in small- and medium-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o SELECTION RISK. Selection risk is the risk that the securities we select for the Fund will underperform our benchmark or other funds with similar investment objectives and strategies. At times, we may increase the proportion of the Fund's investments in a particular industry compared to the weighting of that industry in the S&P 500(R) Index. To the extent that the Fund increases its emphasis on stocks in a particular industry, its share values may fluctuate in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies or other events that affect that industry more than others.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in Davis Opportunity Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one, five and 10 years (or since inception) compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                             DAVIS OPPORTUNITY FUND
                             TOTAL RETURN SINCE 1998
                        (as of December 31 of each year)
                                 CLASS Y SHARES

         1998                          2.18%
         1999                         32.16%
         2000                         11.83%
         2001                         (7.81)%

During the period shown above, the highest quarterly return was 26.63% for the fourth quarter of 1999, and the worst quarterly return was (20.22)% for the third quarter of 1998.

Year-to-date performance as of March 31, 2002 (unannualized) was 7.03%.

Investments in initial public offerings (IPOs) had a favorable impact on Davis Opportunity Fund's performance in 1999 and 2000. This was a time when the IPO market was very active. No assurance can be given that Davis Opportunity Fund will continue to invest in IPOs to the same extent in the future, or that such investments would be profitable [this paragraph in italics].


                             DAVIS OPPORTUNITY FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)

--------------------------------------------------------------------------------
                                              PAST 1 YEAR      LIFE OF FUND
                                                             (SINCE 09/18/97)
--------------------------------------------------------------------------------
CLASS Y SHARES                                  (7.81)%           5.13%
   (return before taxes)
--------------------------------------------------------------------------------
CLASS Y SHARES                                  (8.30)%           1.62%
--------------------------------------------------------------------------------
CLASS Y SHARES
   (return after taxes on distributions
   and sale of fund shares)                     (4.66)%           3.42%
--------------------------------------------------------------------------------
S&P 500(R) INDEX
   (reflects no deduction for fees,
   expenses or taxes)                          (11.89)%           6.07%
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.


FEES AND EXPENSES

FEES YOU MAY PAY AS A DAVIS FUNDS SHAREHOLDER
(paid directly from your investment)


----------------------------------------------------------------------------
                                                               CLASS Y
----------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a          None
   percentage of offering price)
----------------------------------------------------------------------------
Maximum deferred sales charge (load)                            None
----------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends     None
----------------------------------------------------------------------------
Exchange fee                                                    None
----------------------------------------------------------------------------



DAVIS OPPORTUNITY FUND
ANNUAL OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2001
(deducted from the fund's assets)


----------------------------------------------------------------------
                                                  CLASS Y
----------------------------------------------------------------------
Management Fees                                    0.75%
----------------------------------------------------------------------
Distribution (12b-1) Fees                          None
----------------------------------------------------------------------
Other Expenses                                     0.16%
----------------------------------------------------------------------
Total Annual Operating Expenses                    0.91%
----------------------------------------------------------------------



EXAMPLE

This example is intended to help you compare the cost of investing in Davis Opportunity Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Opportunity Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Opportunity Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

------------------------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...         1 YEAR         3 YEARS         5 YEARS      10 YEARS
------------------------------------------------------------------------------------------------
CLASS Y SHARES                          $93            $290           $504         $1,120
------------------------------------------------------------------------------------------------



FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis Opportunity Fund Class Y shares since inception, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2001, 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available on request. Another accounting firm audited the information for the period ended December 31, 1997.

DAVIS OPPORTUNITY FUND                                           CLASS Y SHARES
                                                                                                  SEPTEMBER 18, 1997
                                                                                                 (INCEPTION OF CLASS)
                                                            YEAR ENDED DECEMBER 31,                     THROUGH
                                             ---------------------------------------------------      DECEMBER 31,
                                              2001           2000          1999(4)         1998           1997
                                             ------         ------         ------         ------         ------
Net Asset Value, Beginning of Period.....    $18.83         $22.31         $21.96         $22.52         $27.19
                                             ------         ------         ------         ------         ------
Income (Loss) From Investment Operations
   Net Investment Loss...................     (0.03)         (0.04)         (0.03)         (0.14)            --
   Net Realized and Unrealized Gains
     (Losses) ...........................     (1.45)          2.24           6.03           0.61          (2.99)
                                             ------         ------         ------         ------         ------
       Total From Investment Operations..     (1.48)          2.20           6.00           0.47          (2.99)
                                             ------         ------         ------         ------         ------
Dividends and Distributions
   Distributions from Realized Gains.....     (0.27)         (5.68)         (5.65)         (1.03)         (1.68)
   Distributions in Excess of Net
      Realized gains ....................     (0.01)            --             --             --             --
                                             ------         ------         ------         ------         ------
       Total Distributions...............     (0.28)         (5.68)         (5.65)         (1.03)         (1.68)
                                             ------         ------         ------         ------         ------
Net Asset Value, End of Period...........    $17.07         $18.83         $22.31         $21.96         $22.52
                                             ======         ======         ======         ======         ======
Total Return(1) .........................     (7.81)%        11.83%         32.16%          2.18%        (10.98)%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)   $4,309         $4,176             $5            $73            $94
   Ratio of Expenses to Average Net Assets     0.91%          0.93%          1.06%(2)       1.33%(2)       1.01%*
   Ratio of Net Investment Loss to
       Average Net Assets ...............     (0.18)%        (0.33)%        (0.26)%        (0.38)%        (0.33)%*
   Portfolio Turnover Rate(3)............     40.96%         60.06%        100.30%         18.03%         19.33%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.05% and 1.32% for 1999 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4) Per share calculations other than distributions were based on average shares outstanding for the period.

*   Annualized.

OVERVIEW OF DAVIS FINANCIAL FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Financial Fund's investment objective is long-term growth of capital. Under normal circumstances the Fund invests at least 65% of its total assets in securities issued by companies "principally engaged" in the financial services sector. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

A company is "principally engaged" in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Our portfolio managers use the Davis investment philosophy to select common stock of quality, overlooked growth companies at value prices and to hold them for the long term. We look for financial services companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the companies' true worth. We believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in a portfolio of financial services companies.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o   You are seeking long-term growth of capital.
o You believe that the financial services sector offers attractive long-term growth opportunities.
o   You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of sharp price swings and dramatic market declines.
o   You are interested in earning current income.
o You do not wish to invest in a concentrated portfolio of financial services companies.
o   You are investing for the short term.


PRINCIPAL RISKS

If you buy shares of Davis Financial Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

o SELECTION RISK. Selection risk is the risk that the securities we select for the Fund will underperform the S&P 500(R) Index or other funds with similar investment objectives and strategies.

o CONCENTRATED FINANCIAL SERVICES PORTFOLIO. Davis Financial Fund invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector. Risks of investing in the financial services sector include:

     o REGULATORY ACTIONS. Financial services companies may suffer a setback if regulators change the rules under which they operate.

     o CHANGES IN INTEREST RATES. Unstable interest rates can have a disproportionate effect on the financial services sector.

     o CONCENTRATION OF LOANS. Financial services companies whose securities Davis Financial Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry.

     o COMPETITION. The financial services sector has become increasingly competitive.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in Davis Financial Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one year and since inception compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


DAVIS FINANCIAL FUND

                             TOTAL RETURN SINCE 1998
                        (as of December 31 of each year)
                                 CLASS Y SHARES

               1998     14.58%
               1999     (0.65)%
               2000     32.42%
               2001     (9.00)%

During the period shown above, the highest quarterly return was 20.29% for the fourth quarter of 1998, and the worst quarterly return was (16.24)% for the third quarter of 2001.

Year-to-date performance as of March 31, 2002 (unannualized) was (0.12)%.

                              DAVIS FINANCIAL FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)

-------------------------------------------------------------------------------
                                                PAST 1        LIFE OF FUND
                                                 YEAR       (SINCE 03/10/97)
-------------------------------------------------------------------------------
CLASS Y SHARES                                  (9.00)%          12.54%
   (return before taxes)
-------------------------------------------------------------------------------
CLASS Y SHARES                                  (9.00)%          12.13%
-------------------------------------------------------------------------------
CLASS Y SHARES
   (return after taxes on distributions
   and sale of fund shares)                     (5.48)%          10.36%
-------------------------------------------------------------------------------
S&P 500(R) INDEX
   (reflects no deduction for fees,
   expenses or taxes)                           (11.89)%         8.99%
-------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

FEES AND EXPENSES

FEES YOU MAY PAY AS A DAVIS FUNDS SHAREHOLDER
(paid directly from your investment)

------------------------------------------------------------------------------------------------------------
                                                                                            CLASS Y
------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)        None
------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)                                                        None
------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends                                 None
------------------------------------------------------------------------------------------------------------
Exchange fee                                                                                None
------------------------------------------------------------------------------------------------------------


DAVIS FINANCIAL FUND
ANNUAL OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2001
(deducted from the fund's assets)

----------------------------------------------------------
                                        CLASS Y
----------------------------------------------------------
Management Fees                          0.61%
----------------------------------------------------------
Distribution (12b-1) Fees                None
----------------------------------------------------------
Other Expenses                           0.26%
----------------------------------------------------------
Total Annual Operating Expenses          0.87%
----------------------------------------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in Davis Financial Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Financial Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Financial Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

-------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...         1 YEAR     3 YEARS   5 YEARS  10 YEARS
-------------------------------------------------------------------------------
CLASS Y SHARES                          $89        $278     $482     $1,073
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis Financial Fund Class Y shares since inception, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2001, 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available on request. Another accounting firm audited the information for the period ended December 31, 1997.

DAVIS FINANCIAL FUND                                              CLASS Y SHARES

                                                                                                   MARCH 10, 1997
                                                                                                (INCEPTION OF CLASS)
                                                               YEAR ENDED DECEMBER 31,                 THROUGH
                                                 ------------------------------------------------     DECEMBER 31,
                                                  2001          2000          1999          1998          1997
                                                 ------        ------        ------        ------        ------
Net Asset Value, Beginning of Period.....        $36.56        $29.21        $29.40        $25.66        $20.32
                                                 ------        ------        ------        ------        ------
Income (Loss) From Investment Operations
   Net Investment Income (Loss)..........            --(4)      (0.01)         0.20          0.14          0.09
   Net Realized and Unrealized Gains
     (Losses) ...........................         (3.29)         9.29         (0.39)         3.60          5.74
                                                 ------        ------        ------        ------        ------
       Total From Investment Operations..         (3.29)         9.28         (0.19)         3.74          5.83
                                                 ------        ------        ------        ------        ------
Dividends and Distributions
   Net Investment Income.................            --            --            --            --         (0.19)
   Distributions from Realized Gains.....            --         (1.91)           --            --         (0.30)
   Distribution in Excess of Net
     Realized Gains ......................           --         (0.02)           --            --            --
                                                 ------        ------        ------        ------        ------
       Total Dividend and Distributions..            --         (1.93)           --            --         (0.49)
                                                 ------        ------        ------        ------        ------
Net Asset Value, End of Period...........        $33.27        $36.56        $29.21        $29.40        $25.66
                                                 ======        ======        ======        ======        ======
Total Return(1)..........................         (9.00)%       32.42%        (0.65)%       14.58%        28.66%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)      $23,266       $22,394        $8,260       $10,453        $3,805
   Ratio of Expenses to Average Net Assets         0.87%         0.89%         0.86%         0.83%(2)      0.79%*
   Ratio of Net Investment Income
       (Loss) to Average Net Assets .....          0.01%        (0.05)%        0.54%         0.58%         1.06%*
   Portfolio Turnover Rate(3)............         17.80%        34.72%        17.55%        11.37%         6.23%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns. Total returns are not annualized for periods of less than one full year.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(4)  Less than $0.005 per share.

*    Annualized.

OVERVIEW OF DAVIS REAL ESTATE FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Real Estate Fund's investment objective is total return through a combination of growth and income. Under normal circumstances Davis Real Estate Fund invests at least 65% of its total assets in securities issued by companies "principally engaged" in the real estate industry. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

A company is "principally engaged" in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (known as "REITs"), brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

Most of Davis Real Estate Fund's real estate securities are, and likely will continue to be, interests in REITs. REITs pool investors' funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.

We concentrate heavily on valuation, looking for companies that sell at less than the present value of their expected cash flow over the next few years.

Our portfolio manager uses the Davis investment philosophy to select common stock of quality, overlooked growth companies at value prices and hold them for the long term. Intensive research allows us to identify real estate companies we believe to be of high quality whose shares are selling at attractive prices. We believe that managing risk is the key to delivering superior long-term investment results; therefore, we consider how much could potentially be lost on an investment before considering how much might be gained.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o    You are seeking total return through a combination of growth and income.
o You believe that the real estate sector offers attractive long-term growth opportunities.
o You want to diversify your traditional stock and bond portfolio with real estate securities.
o    You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of sharp price swings and dramatic market declines.
o You do not wish to invest in a concentrated portfolio of real estate companies.
o    You are investing for the short term.

PRINCIPAL RISKS

If you buy shares of Davis Real Estate Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance. Many real estate companies are small- and medium-capitalization companies. Investing in small- and medium-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o SELECTION RISK. Selection risk is the risk that the securities we select for the Fund will underperform the Wilshire Real Estate Securities Index or other funds with similar investment objectives and strategies.

o FOCUSED PORTFOLIO RISK. Davis Real Estate Fund is allowed to focus its investments in fewer companies than a fund that is required to diversify its portfolio. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the portfolio may be subject to greater volatility and risk and the Fund's investment performance, both good and bad, is expected to reflect the economic performance of the few companies on which the Fund focuses.

o CONCENTRATED REAL ESTATE PORTFOLIO RISK. Davis Real Estate Fund invests principally in one industry. Any fund that has a concentrated portfolio is particularly vulnerable to the risks of its selected industry. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including:

     o Declines in property values--because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants.

     o Increases in property taxes, operating expenses, interest rates or competition.

     o   Overbuilding.

     o   Changes in zoning laws.

     o   Losses from casualty or condemnation.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in Davis Real Estate Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one year, five years and since inception compare to those of the S&P 500(R) Index and the Wilshire Real Estate Securities Index. The S&P 500(R) Index is a widely recognized unmanaged index of stock performance. The Wilshire Real Estate Securities Index is a measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts and Real Estate Operating Companies. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


                             DAVIS REAL ESTATE FUND
                             TOTAL RETURN SINCE 1997
                        (as of December 31 of each year)
                                 CLASS Y SHARES


         1997          25.29%
         1998         (15.20)%
         1999          (7.21)%
         2000          26.24%
         2001           5.95%

During the period shown above, the highest quarterly return was 13.14% for the third quarter of 1997, and the worst quarterly return was (11.36)% for the third quarter of 1998.

Year-to-date performance as of March 31, 2002 (unannualized) was 7.89%.


                             DAVIS REAL ESTATE FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)

---------------------------------------------------------------------------------------------------------
                                              PAST 1 YEAR          PAST 5 YEARS         LIFE OF FUND
                                                                                      (SINCE 11/08/96)
---------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                   5.95%                5.69%                8.03%
   (return before taxes)
---------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                   4.18%                3.92%                6.15%
   (return after taxes on distributions)
---------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                   3.59%                3.67%                5.56%
   (return after taxes on distributions
   and sale of funds shares)
---------------------------------------------------------------------------------------------------------
WILSHIRE REAL ESTATE SECURITIES INDEX
   (reflects no deduction for fees,
   expenses or taxes)                            10.45%               6.69%                8.93%
---------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX
   (reflects no deduction for fees,
   expenses or taxes)                           (11.89)%              10.70%               10.76%
---------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

                             DAVIS REAL ESTATE FUND
                              YIELD, CLASS Y SHARES
                            (as of December 31, 2001)

30-DAY SEC YIELD           4.36%

You can obtain Davis Real Estate Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.


FEES AND EXPENSES

FEES YOU MAY PAY AS A DAVIS FUNDS SHAREHOLDER
(paid directly from your investment)

------------------------------------------------------------------------------------------------------------
                                                                                            CLASS Y
------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)        None
------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)                                                        None
------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends                                 None
------------------------------------------------------------------------------------------------------------
Exchange fee                                                                                None
------------------------------------------------------------------------------------------------------------


ANNUAL DAVIS REAL ESTATE FUND OPERATING EXPENSES
(for the year ended December 31, 2001)
(deducted from the fund's assets)

-----------------------------------------------------
                                     CLASS Y
-----------------------------------------------------
Management Fees                      0.72%
-----------------------------------------------------
Distribution (12b-1) Fees            None
-----------------------------------------------------
Other Expenses                       0.13%
-----------------------------------------------------
Total Annual Operating Expenses      0.85%
-----------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in Davis Real Estate Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Real Estate Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Real Estate Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

---------------------------------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...         1 YEAR            3 YEARS           5 YEARS          10 YEARS
---------------------------------------------------------------------------------------------------------
CLASS Y SHARES                          $87              $271              $471             $1,049
---------------------------------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis Real Estate Fund Class Y shares for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2001, 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available on request. Another accounting firm audited the information for fiscal year 1997.

DAVIS REAL ESTATE FUND                                                CLASS Y SHARES

                                                                  YEAR ENDED DECEMBER 31,
                                               ----------------------------------------------------------
                                                2001        2000         1999         1998          1997
                                               ------       ------       ------       ------       ------
Net Asset Value, Beginning of Period........   $22.20       $18.38       $20.86       $25.56       $21.37
                                               ------       ------       ------       ------       ------

Income (Loss) From Investment Operations
   Net Investment Income....................     0.85         0.83         0.80         0.83         0.79
   Net Realized and Unrealized Gains (Losses)    0.44         3.91        (2.28)       (4.67)        4.54
                                               ------       ------       ------       ------       ------
     Total From Investment Operations.......     1.29         4.74        (1.48)       (3.84)        5.33
                                               ------       ------       ------       ------       ------

Dividends and Distributions
   Net Investment Income....................    (0.85)       (0.83)       (0.86)       (0.83)       (0.79)
   Distributions from Realized Gains........        -            -            -            -        (0.27)
   Distribution in Excess of Net Investment
    Income..................................    (0.22)       (0.09)       (0.14)       (0.03)       (0.08)
                                               ------       ------       ------       ------       ------
     Total Dividends and Distributions......    (1.07)       (0.92)       (1.00)       (0.86)       (1.14)
                                               ------       ------       ------       ------       ------
Net Asset Value, End of Period..............   $22.42       $22.20       $18.38       $20.86       $25.56
                                               ======       ======       ======       ======       ======

Total Return(1).............................     5.95%       26.24%       (7.21)%     (15.20)%      25.29%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..  $39,203      $43,432      $43,136      $37,054      $27,147
   Ratio of Expenses to Average Net Assets..     0.85%        0.89%        0.85%        0.83%(2)     1.00%
   Ratio of Net Investment Income to Average
      Net Assets ...........................     3.75%        4.03%        4.18%        3.79%        3.47%
   Portfolio Turnover Rate(3)...............    34.91%       17.68%       52.22%       19.14%       12.50%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.82% for 1998.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

OVERVIEW OF DAVIS CONVERTIBLE SECURITIES FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Convertible Securities Fund's investment objective is total return through a combination of growth and income. Under normal circumstances Davis Convertible Securities Fund invests at least 65% of its total assets in convertible securities. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes. The most common types of convertible securities are bonds and preferred stock that the holder can exchange for common stock of the same issuer.

Convertible securities offer both current income and growth potential. For current income, we buy convertible debt instruments like bonds, notes and debentures that entitle the Fund to receive regular interest payments. Similarly, we buy preferred stock that entitles the Fund to receive regular dividend payments. These interest and dividend payments generally exceed the dividend payments that the issuers of our convertible securities make to holders of their common stock. Convertible securities have growth potential because, if the underlying common stock begins to increase in value, the holder of the convertible security can exchange it for common stock and enjoy the benefits of that growth.

Many convertible debt securities are assigned ratings by agencies that evaluate the quality of publicly offered debt. Our portfolio manager may use up to 35% of Davis Convertible Securities Fund's net assets to buy debt securities with low ratings, known as "high-yield, high-risk debt securities."

Our portfolio managers look for growing companies at value prices. Our goal is to identify those convertible securities that tend to increase more than decline, given an equal upward or downward move in the price of the underlying stock.

Davis Convertible Securities Fund first attempts to identify well-managed growth companies whose securities are selling at attractive prices. Then we try to identify securities issued by those companies that have the potential to deliver 80% of the amount that the issuer's common stock appreciates when market conditions are favorable, but will not drop in value by more than 50% of the amount that the issuer's common stock declines when market conditions are bad. Of course, there cannot be any guarantee that the convertible securities that we purchase will in fact perform in the manner that our models suggest.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o    You are seeking total return through a combination of growth and income.
o    You want to diversify a common stock portfolio.
o You are principally interested in growth-oriented investments, but want current income.
o    You are investing for the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o You are worried about the possibility of sharp price swings and dramatic market declines.
o You do not wish to invest in a portfolio that has some of the characteristics of both common stocks and bonds.
o    You are investing for the short term.


PRINCIPAL RISKS

If you buy shares of Davis Convertible Securities Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

EQUITY RISKS

o MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

o COMPANY RISK. The market values of a common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance. Investing in small- and medium-capitalization companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

o SELECTION RISK. Selection risk is the risk that the securities we select for the Fund will underperform the S&P 500(R) Index or other funds with similar investment objectives and strategies.

DEBT RISKS

o INTEREST RATE SENSITIVITY. If a security pays a fixed interest rate, and market rates increase, the value of the fixed-rate security should decline.

o CHANGES IN DEBT RATING. If a rating agency gives a convertible security a low rating, the value of the security will decline because investors will demand a higher rate of return.

o CREDIT RISK. Like any borrower, the issuer of a convertible debt security may be unable to make its payments. The Fund may invest up to 35% of total assets in high-yield, high-risk debt securities.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES. There are several agencies that evaluate and rate debt securities. Two of the most prominent are Standard & Poor's and Moody's Investors Service.

When they evaluate the quality of a debt instrument, rating agencies look at factors like the issuer's current financial condition and business prospects, the value of any collateral that secures the debt, and the issuer's history of paying other debt. Each agency has its own system for "grading" debt. Standard & Poor's has 11 ratings, ranging from D for securities that are in default to AAA for securities that are almost certain to be repaid. Moody's Investors Service has nine ratings, with C being the lowest and Aaa being the highest.

A debt security is called "investment-grade" if a respected agency assigns it a favorable credit rating. In contrast, a debt security is considered "high-yield, high-risk" if it is rated BB or lower by Standard & Poor's or Ba or lower by Moody's Investors Service. Securities with these low ratings are also referred to as "junk bonds." Many institutional investors, such as pension plans and municipal governments, are only permitted to buy investment-grade debt.

There are four principal risks of owning high-yield, high-risk debt securities:

o OVERBURDENED ISSUERS. Many issuers only resort to offering high-yield, high-risk debt securities when they cannot get financing from more traditional sources, such as banks. These issuers are unlikely to have a cushion from which to make their payments when their earnings are poor or when the economy in general is in decline.

o PRIORITY. Issuers of high-yield, high-risk debt securities are likely to have a substantial amount of other debt. Most, if not all, of this other debt will be "senior" to the high-yield, high-risk debt securities; an issuer must be current on its senior obligations before it can pay bondholders. In addition, some of the other debt may be secured by the issuer's primary operating assets. If the issuer defaults on those obligations, the lenders may seize their collateral--possibly forcing the issuer out of business and into bankruptcy.

o DIFFICULT TO RESELL. Many investors simply do not want high-yield, high-risk debt securities, and others are prohibited from buying them.

o VOLATILE PRICES. Prices of high-yield, high-risk debt securities are more volatile than prices of higher-rated securities. In periods of economic difficulty or rising interest rates, prices of high-yield, high-risk debt securities decline more than prices of investment-grade securities.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in Davis Convertible Securities Fund by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns for one year, five years and since inception compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

DAVIS CONVERTIBLE SECURITIES FUND

                             TOTAL RETURN SINCE 1997
                        (as of December 31 of each year)
                                 CLASS Y SHARES

         1997         28.80%
         1998         (1.46)%
         1999         13.30%
         2000         (0.70)%
         2001         (7.43)%

During the period shown above, the highest quarterly return was 14.39% for the third quarter of 1997, and the worst quarterly return was (13.19)% for the third quarter of 2001.

Year-to-date performance as of March 31, 2002 (unannualized) was 5.51%.

                        DAVIS CONVERTIBLE SECURITIES FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)

--------------------------------------------------------------------------------------------------------
                                              PAST 1 YEAR          PAST 5 YEARS        LIFE OF FUND
                                                                                     (SINCE 11/13/96)
--------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                  (7.43)%               5.74%               6.99%
   (return before taxes)
--------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                  (8.73)%               3.74%               4.58%
   (return after taxes on distributions)
--------------------------------------------------------------------------------------------------------
CLASS Y SHARES
   (return after taxes on distributions
   and sale of fund shares)                     (4.52)%               3.79%               4.64%
--------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX
   (reflects no deduction for fees,
   expenses or taxes)                           (11.89)%              10.70%              10.80%
--------------------------------------------------------------- -----------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.


                        DAVIS CONVERTIBLE SECURITIES FUND
                              YIELD, CLASS Y SHARES
                            (as of December 31, 2001)

30-DAY SEC YIELD           3.58%

You can obtain Davis Convertible Securities Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.


FEES AND EXPENSES

FEES YOU MAY PAY AS A DAVIS FUNDS SHAREHOLDER
(paid directly from your investment)

---------------------------------------------------------------------------------------
                                                                           CLASS Y
---------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of       None
     offering price)
---------------------------------------------------------------------------------------
Maximum deferred sales charge (load)                                       None
---------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends                None
---------------------------------------------------------------------------------------
Exchange fee                                                               None
---------------------------------------------------------------------------------------

DAVIS CONVERTIBLE SECURITIES FUND
ANNUAL OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2001
(deducted from the fund's assets)

---------------------------------------------------
                                      CLASS Y
---------------------------------------------------
Management Fees                        0.75%
---------------------------------------------------
Distribution (12b-1) Fees               None
---------------------------------------------------
Other Expenses                         0.13%
---------------------------------------------------
Total Annual Operating Expenses        0.88%
---------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in Davis Convertible Securities Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Convertible Securities Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Convertible Securities Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

-----------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...      1 YEAR     3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS Y SHARES                      $90        $281       $488       $1,084
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis Convertible Securities Fund Class Y shares for the past five years, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2001, 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available on request. Another accounting firm audited the information for fiscal year 1997.

DAVIS CONVERTIBLE SECURITIES FUND                                 CLASS Y SHARES

                                                               YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------
                                              2001         2000         1999         1998         1997
                                             ------       ------       ------       ------       ------
Net Asset Value, Beginning of Period....     $24.05       $25.29       $23.84       $25.34       $21.29
                                             ------       ------       ------       ------       ------

Income (Loss) From Investment Operations
   Net Investment Income................       0.82         0.86         0.82         0.89         0.69
   Net Realized and Unrealized Gains
     (Losses) ..........................      (2.61)       (1.00)        2.25        (1.27)        5.35
                                             ------       ------       ------       ------       ------
       Total From Investment Operations.      (1.79)       (0.14)        3.07        (0.38)        6.04
                                             ------       ------       ------       ------       ------

Dividends and Distributions
   Net Investment Income................      (0.82)       (0.89)       (0.84)       (0.85)       (0.69)
   Distributions from Realized Gains....         --        (0.19)       (0.77)       (0.27)       (1.22)
   Return of Capital....................      (0.01)       (0.02)       (0.01)          --        (0.08)
                                             ------       ------       ------       ------       ------
       Total Dividend and Distributions.      (0.83)       (1.10)       (1.62)       (1.12)       (1.99)
                                             ------       ------       ------       ------       ------
Net Asset Value, End of Period..........     $21.43       $24.05       $25.29       $23.84       $25.34
                                             ======       ======       ======       ======       ======
Total Return(1).........................      (7.43)%      (0.70)%      13.30%       (1.46)%      28.80%

Ratios/Supplemental Data
   Net Assets, End of Period                $20,865      $28,865      $33,221      $30,536      $36,543
   Ratio of Expenses to                       20.88%       20.88%(2)    20.87%        0.86%(2)     0.95%
   Ratio of Net Investment Income
     to Average Net Assets .............       3.52%        3.22%        3.24%        3.57%        3.09%
   Portfolio Turnover Rate(3)...........      20.38%       24.50%       32.99%       14.43%       23.68%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in total returns.

(2) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 0.87% and 0.85% for 2000 and 1998, respectively.

(3) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

OVERVIEW OF DAVIS GOVERNMENT BOND FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Government Bond Fund's investment objective is current income. Under normal circumstances Davis Government Bond Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer). Obligations that the U.S. Treasury issues or guarantees are generally considered to offer the highest credit quality available in any security. Many securities issued by government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. Government. At times, a significant portion of Davis Government Bond Fund's securities are mortgage-backed securities and collateralized mortgage obligations. A "mortgage-backed security" represents ownership of a pool of mortgage loans. As the mortgages are paid off, a portion of the principal and interest payments are passed through to the owners of the securities. Davis Government Bond Fund only buys mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. A "collateralized mortgage obligation" is a debt security that is secured by a pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. Davis Government Bond Fund only invests in collateralized mortgage obligations that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Davis Government Bond Fund does not attempt to deliver the highest possible current yield to its investors. Instead, the portfolio manager tries to deliver competitive results with less risk or volatility than our competitors.

DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:
o    You are seeking current income.
o    You are most comfortable investing in high-quality U.S. Government
     Securities.
o    You want to diversify a common stock portfolio.
o    You are investing for the mid-term or the long term.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o    You cannot accept even moderate price swings or market declines.
o    You are investing for the short term.


PRINCIPAL RISKS

If you buy shares of Davis Government Bond Fund, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors that can cause the Fund's performance to suffer.

INTEREST RATE RISKS. There are two principal ways that changes in interest rates affect the U.S. Government Securities in which the Fund invests:

o PRICE VOLATILITY RISK. Most of the Fund's U.S. Government Securities pay a fixed interest rate. When market rates increase, the value (and price) of the U.S. Government Securities usually decline. When interest rates are falling, the value (and price) of the U.S. Government Securities usually increase. As a result, an increase in market rates should reduce the value of the Fund's portfolio and a decrease in rates should have the opposite effect.

o EXTENSION AND PREPAYMENT RISK. Market prices of the mortgage-backed securities and collateralized mortgage obligations that Davis Government Bond Fund owns are affected by how quickly borrowers elect to prepay the mortgages underlying the securities. Changes in market interest rates affect borrowers' decisions about whether to prepay their mortgages. Rising interest rates lead to "extension risk," which occurs when borrowers maintain their existing mortgages until they come due instead of choosing to prepay them. Falling interest rates lead to "prepayment risk," which occurs when borrowers prepay their mortgages more quickly than usual so that they can refinance at a lower rate. A government agency that has the right to "call" (prepay) a fixed-rate security may respond the same way. The pace at which borrowers prepay affects the yield and the cash flow to holders of securities and the market value of those securities.

Because, under normal circumstances, Davis Government Bond Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities, it incurs a minimum risk of loss due to credit risk. U.S. Government Securities are among the safest investments you can make, and are an excellent means of preserving principal. Some of the agency-issued securities in the Fund's portfolio are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

Shares of Davis Government Bond Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in Davis Government Bond Fund by showing changes in the Fund's year to year performance and by showing how the Fund's average annual returns for one year and since inception compare to those of the Lehman Brothers Intermediate Term U.S. Treasury Securities Index, a recognized unmanaged index of U.S. Government Securities performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

DAVIS GOVERNMENT BOND FUND

                             TOTAL RETURN SINCE 1999
                        (as of December 31 of each year)
                                 CLASS Y SHARES

        1999     (2.73)%
        2000     10.08%
        2001      6.54%

During the period shown above, the highest quarterly return was 4.55% for the third quarter of 2001, and the worst quarterly return was (1.24)% for the second quarter of 1999.

Year-to-date performance as of March 31, 2002 (unannualized) was 0.24%.

                           DAVIS GOVERNMENT BOND FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)

-------------------------------------------------------------------------------
                                             PAST 1 YEAR          LIFE OF FUND
                                                               (SINCE 09/01/98)
-------------------------------------------------------------------------------
CLASS Y SHARES                                   6.54%             4.53%
   (return before taxes)
-------------------------------------------------------------------------------
CLASS Y SHARES                                   4.51%             2.41%
   (return after taxes on distributions)
-------------------------------------------------------------------------------
CLASS Y SHARES
   (return after taxes on distributions
   and sale of fund shares)                      3.95%             2.54%
-------------------------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE TERM U.S.
   TREASURY SECURITIES INDEX
   (reflects no deduction for fees,
   expenses or taxes)                            8.16%             6.39%
-------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.


                        DAVIS GOVERNMENT BOND FUND YIELD,
                                 CLASS Y SHARES
                            (as of December 31, 2001)

30-DAY SEC YIELD           5.01%

You can obtain Davis Government Bond Fund's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.


FEES AND EXPENSES

FEES YOU MAY PAY AS A DAVIS FUNDS SHAREHOLDER
(paid directly from your investment)

--------------------------------------------------------------------------------------------------------
                                                                                        CLASS Y
--------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)    None
--------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)                                                    None
--------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends                             None
--------------------------------------------------------------------------------------------------------
Exchange fee                                                                            None
--------------------------------------------------------------------------------------------------------

ANNUAL DAVIS GOVERNMENT BOND FUND OPERATING EXPENSES
(for the year ended December 31, 2001)
(deducted from the fund's assets)

-------------------------------------------------------------
                                             CLASS Y
-------------------------------------------------------------
Management Fees                              0.50%
-------------------------------------------------------------
Distribution (12b-1) Fees                    None
-------------------------------------------------------------
Other Expenses                               0.46%
-------------------------------------------------------------
Total Annual Operating Expenses              0.96%
-------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in Davis Government Bond Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Government Bond Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Government Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

-------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...     1 YEAR    3 YEARS    5 YEARS      10 YEARS
-------------------------------------------------------------------------------
CLASS Y SHARES                     $98        $306       $531        $1,178
-------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis Government Bond Fund Class Y shares since inception, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.

KPMG LLP has audited the information for fiscal years 2001, 2000 and 1999 and period ended December 31, 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available on request.

DAVIS GOVERNMENT BOND FUND                                   CLASS Y SHARES
                                                                                               SEPTEMBER 1, 1998
                                                                                              (INCEPTION OF CLASS)
                                                          YEAR ENDED DECEMBER 31,                    THROUGH
                                                 -------------------------------------------       DECEMBER 31,
                                                 2001              2000              1999(3)           1998
                                                 -----             -----             -----             -----
Net Asset Value, Beginning of Period......       $5.64             $5.42             $5.92             $5.92
                                                 -----             -----             -----             -----
Income (Loss) From Investment Operations
   Net Investment Income..................        0.29              0.31              0.24              0.07
   Net Realized and Unrealized Gains
     (Losses).............................        0.07              0.22             (0.40)             0.02
                                                 -----             -----             -----             -----
       Total From Investment Operations...        0.36              0.53             (0.16)             0.09
                                                 -----             -----             -----             -----
Dividends and Distributions
   Net Investment Income..................       (0.28)            (0.31)            (0.30)            (0.07)
   Return of Capital......................          --                --(4)          (0.04)            (0.02)
                                                 -----             -----             -----             -----
       Total Dividend and Distributions...       (0.28)            (0.31)            (0.34)            (0.09)
                                                 -----             -----             -----             -----
Net Asset Value, End of Period............       $5.72             $5.64             $5.42             $5.92
                                                 =====             =====             =====             =====
Total Return(1)...........................        6.54%            10.08%            (2.73)%            1.59%

Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)        $438              $117               $17              $352
   Ratio of Expenses to Average Net Assets        0.96%             1.02%             0.92%             1.05%*
   Ratio of Net Investment Income to
     Average Net Assets ..................        4.85%             5.58%             5.35%             5.25%*
   Portfolio Turnover Rate(2).............      149.03%           140.66%           150.54%            18.40%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Per share calculations other than distributions were based on average shares outstanding for the period.

(4)  Less than $0.005 per share.

*    Annualized.

OVERVIEW OF DAVIS GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Government Money Market Fund's investment objective is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. Under normal circumstances Davis Government Money Market Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

There are two basic types of U.S. Government Securities: direct obligations of the U.S. Treasury, and obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. U.S. Government Securities all represent debt obligations (unlike equity securities, which represent ownership of the issuer). A "repurchase agreement" is a type of short-term investment that uses securities as collateral. Like a short-term loan, the borrower sells securities to the lender. The borrower agrees to buy back the securities at a certain time--at a higher price that incorporates an "interest payment."

The Fund maintains liquidity and preserves capital by carefully monitoring the maturity of our investments. Our portfolio has a dollar-weighted average maturity of 90 days or less.


DETERMINING IF THIS FUND IS RIGHT FOR YOU

YOU SHOULD CONSIDER INVESTING IN THIS FUND IF:

o    You are seeking current income.
o    You are most comfortable investing in high-quality U.S. Government
     Securities.
o    You want a safe haven in times of market turmoil.
o    You want easy access to your money.

YOU SHOULD NOT INVEST IN THIS FUND IF:
o    You need a high total return to achieve your investment goals.
o    Your primary investment goal is capital growth.


PRINCIPAL RISKS

VARIABLE INCOME. The primary risk of investing in Davis Government Money Market Fund is that the income that it pays to investors is not stable. When interest rates increase, the Fund's income distributions should increase. When interest rates decrease, the Fund's income distributions should decrease.

Because, under normal circumstances, Davis Government Money Market Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities, it incurs a minimum risk of loss due to interest rate or credit risk. U.S. Government Securities are among the safest investments you can make, and are an excellent means of preserving principal. Some of the agency-issued securities in the Fund's portfolio are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk. There is always some risk, even for U.S. Government Securities, that the issuer of a security held by the Fund will fail to make a payment when it is due.

Although Davis Government Money Market Fund seeks to preserve the value of your investment at $1 per share, investors can lose money. Shares of Davis Government Money Market Fund are not deposits or obligations of any bank, are not guaranteed by the U.S. Government or any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

PAST PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in Davis Government Money Market Fund by showing changes in the Fund's year-to-year performance for the past 10 years and by presenting the Fund's average annual returns for one year, five years and 10 years of Class A shares (not Class Y shares). The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Davis Government Money Market Fund first issued Class Y shares to the public on June 12, 2001. The bar chart and table that follow present the returns for Class A shares (not Class Y shares), which are offered to the public in a separate prospectus. Class Y shares and Class A shares would have had substantially similar annual returns because both Classes of shares are invested in the same portfolio of securities and pay the same expenses.


                       DAVIS GOVERNMENT MONEY MARKET FUND
                    TOTAL RETURN OVER THE LAST 10-YEAR PERIOD
                                 CLASS A SHARES
                        (as of December 31 of each year)

                               1992            2.70%
                               1993            2.01%
                               1994            3.48%
                               1995            5.25%
                               1996            4.80%
                               1997            5.02%
                               1998            4.94%
                               1999            4.51%
                               2000            5.91%
                               2001            3.77%

During the period shown above, the highest quarterly return was 1.52% for the third quarter of 2000, and the worst quarterly return was 0.47% for the second quarter of 1993.

Year-to-date performance as of March 31, 2002 (unannualized) was 0.42%.

                       DAVIS GOVERNMENT MONEY MARKET FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2001)

--------------------------------------------------------------------------
                      PAST 1 YEAR       PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------
CLASS A SHARES           3.77%             4.84%             4.25%
--------------------------------------------------------------------------


                       DAVIS GOVERNMENT MONEY MARKET FUND
                                 7-DAY SEC YIELD
                                 CLASS Y SHARES
                            (as of December 31, 2001)

7-DAY SEC YIELD   2.05%

You can obtain Davis Government Money Market Fund's most recent 7-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.

FEES AND EXPENSES

FEES YOU MAY PAY AS A DAVIS GOVERNMENT MONEY MARKET FUND SHAREHOLDER (paid directly from your investment)

-----------------------------------------------------------------------------------------------------------
                                                                                           CLASS Y
-----------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)       None
-----------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)                                                       None
-----------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on reinvested dividends                                None
-----------------------------------------------------------------------------------------------------------
Exchange fee                                                                               None
-----------------------------------------------------------------------------------------------------------


DAVIS GOVERNMENT MONEY MARKET FUND
ANNUAL OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2001
(deducted from the fund's assets)

---------------------------------------------------------------
                                             CLASS Y
---------------------------------------------------------------
Management Fees                               0.47%
---------------------------------------------------------------
Distribution (12b-1) Fees                     None
---------------------------------------------------------------
Other Expenses                                0.12%
---------------------------------------------------------------
Total Annual Operating Expenses               0.59%
---------------------------------------------------------------


EXAMPLE

This example is intended to help you compare the cost of investing in Davis Government Money Market Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Davis Government Money Market Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that Davis Government Money Market Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs--based on these assumptions--would be:

-------------------------------------------------------------------------------
IF YOU SELL YOUR SHARES IN...        1 YEAR    3 YEARS    5 YEARS     10 YEARS
-------------------------------------------------------------------------------
CLASS Y SHARES                         $60       $189      $329         $738
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

This table is designed to show you the financial performance of Davis Government Money Market Fund Class Y shares since inception, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the Fund.


KPMG LLP has audited the information for fiscal years 2001, 2000, 1999 and 1998. KPMG LLP's report, along with the Fund's financial statements, is included in Davis Series' annual report, which is available on request. Another accounting firm audited the information for fiscal year 1997.

DAVIS GOVERNMENT MONEY MARKET FUND                                   CLASS Y SHARES

                                                                 YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------------
                                              2001          2000          1999          1998          1997
                                             ------        ------         ------        ------       ------
Net Asset Value, Beginning of Period....     $1.000        $1.000         $1.000        $1.000       $1.000
                                             ------        ------         ------        ------       ------

Income From Investment Operations
  Net Investment Income.................       .037          .058           .044          .048         .049

Dividends
 Net Investment Income..................      (.037)        (.058)         (.044)        (.048)       (.049)
                                             ------        ------         ------        ------       ------
Net Asset Value, End of Period..........     $1.000        $1.000         $1.000        $1.000       $1.000
                                             ======        ======         ======        ======       ======

Total Return(1) ........................       3.77%         5.91%         54.51%        54.94%        5.02%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)   $505,713      $559,216       $553,977     $514,474      $464,459
 Ratio of Expenses to Average Net Assets       0.59%         0.59%          0.61%        0.61%         0.57%
 Ratio of Net Investment Income to
     Average Net Assets.................       3.75%         5.77%          4.52%        4.84%         4.92%

1 Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

WHO IS RESPONSIBLE FOR YOUR DAVIS ACCOUNT

A number of entities provide services to Davis Funds. This section describes how each Fund is organized, the entities that perform these services and how these entities are compensated. Additional information on the organization of each Fund is provided in Davis Series Funds' Statement of Additional Information. For information on how to receive a copy of the Statement of Additional Information, see the back cover of this prospectus.


INVESTMENT ADVISER

DAVIS SELECTED ADVISERS, L.P.
(referred to throughout this prospectus as "Davis Advisors") 2949 East Elvira Road, Suite 101 Tucson, AZ 85706

    o    Serves as investment adviser for the Davis Funds.
    o    Manages the Davis Funds' business affairs.
    o    Has served as investment adviser for various clients since 1969.
    o Annual Adviser Fee for the year ended December 31, 2001 (based on average net assets):

                  Davis Opportunity Fund:                     0.75%
                  Davis Financial Fund:                       0.61%
                  Davis Real Estate Fund:                     0.72%
                  Davis Convertible Securities Fund:          0.75%
                  Davis Government Bond Fund:                 0.50%
                  Davis Government Money Market Fund:         0.47%

INVESTMENT SUB-ADVISER

DAVIS SELECTED ADVISERS - NY, INC.
609 Fifth Avenue
New York, NY 10017

o    Serves as a sub-adviser for the Davis Funds.
o    Has served as investment sub-adviser for various clients since 1996.
o    Wholly owned subsidiary of Davis Advisors.
o Davis Advisors pays for Davis Selected Advisers - NY, Inc.'s sub-advisory services. The Funds do not pay for these services. As a wholly owned subsidiary, sub-advisory fees are based on the subsidiary's operating expenses and not on Fund assets.

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
(referred to throughout this prospectus as "State Street Bank and Trust") P.O. Box 8406
Boston, MA 02266-8406

o    Prices the Davis Funds daily.
o    Holds securities and other assets of the Davis Funds.

o    Maintains records of shareholders.

o    Supervises the payment of dividends.

BOARD OF DIRECTORS

Davis Funds' board of directors has general supervisory responsibilities for the Funds. The directors monitor and supervise the performance of the investment adviser, sub-adviser and other service providers, monitors the Funds' business and investment activities and determine whether to renew agreements with the adviser, sub-adviser and distributor.

DISTRIBUTOR

DAVIS DISTRIBUTORS, LLC
(referred to throughout this prospectus as "Davis Distributors") 2949 East Elvira Road, Suite 101 Tucson, AZ 85706

 o Oversees purchases of shares and promotional activities for Davis Funds and other mutual funds managed by Davis Advisors.
 o    Wholly owned subsidiary of Davis Advisors.

SENIOR RESEARCH ADVISER AND FOUNDER OF DAVIS ADVISORS

SHELBY M.C. DAVIS
Responsibilities:
    o    Senior Research Adviser of Davis Advisors.
    o    Founder of Davis Advisors.

Other Experience:
    o Served as a Portfolio Manager of Davis New York Venture Fund from its inception in February 1969 to February 1997.
    o Served as a Portfolio Manager of a growth and income fund managed by Davis Advisors from May 1993 to February 1997.


PORTFOLIO MANAGERS

FOR DAVIS OPPORTUNITY FUND
INVESTMENT TEAM
   o The Fund is managed by a team of senior portfolio managers and research analysts from the research department of Davis Advisors who share ideas and responsibility for managing the Fund's investments.

FOR DAVIS FINANCIAL FUND
CHRISTOPHER C. DAVIS
Responsibilities:
   o     A Portfolio Manager of Davis Financial Fund since inception in May
         1991.
   o     Also manages other equity funds advised by Davis Advisors.

Other Experience:
   o Assistant portfolio manager and research analyst working with Shelby M.C. Davis from September 1989 to September 1995.

KENNETH CHARLES FEINBERG
Responsibilities:
   o      A Portfolio Manager of Davis Financial Fund since May 1997.
   o      Also  manages other equity funds advised by Davis Advisors.

Other Experience:
   o      Research analyst at Davis Advisors since December 1994.

FOR DAVIS REAL ESTATE FUND
ANDREW A. DAVIS
Responsibilities:
   o Portfolio Manager of Davis Real Estate Fund from its inception in January 1994.
   o      Also manages other Davis equity funds.

Other Experience:
   o     Has served as a portfolio manager at Davis Advisors since February
         1993.

FOR DAVIS CONVERTIBLE SECURITIES FUND
ANDREW A. DAVIS
Responsibilities:
   o A Portfolio Manager of Davis Convertible Securities Fund since February 1993. Also manages other Davis equity funds.

Other Experience:
   o     Has served as a portfolio manager at Davis Advisors since February
         1993.

JASON VOSS, CFA
Responsibilities:
   o A Portfolio Manager of Davis Convertible Securities Fund since September 2000.

Other Experience:
   o      Research analyst at Davis Advisors since May 1998.
   o From May 1997 to May 1998 worked as a research analyst for Portfolio Management Consultants and earned a Master's Degree in Business Administration at the University of Colorado.

FOR DAVIS GOVERNMENT BOND FUND AND DAVIS GOVERNMENT MONEY MARKET FUND
CRESTON KING, CFA
Responsibilities:
   o Portfolio Manager of Davis Government Bond Fund and Davis Government Money Market Fund since August 1999.
   o Also manages other bond funds and money market funds advised by Davis Advisors.

Other Experience:
   o From August 1993 until he joined Davis Advisors in June 1999, Mr. King was a trader, analyst and portfolio manager for U.S. Global Investors, Inc., where he managed various money market funds and bond funds.


OUR CODE OF ETHICS

We allow the officers and employees of Davis Advisors and its affiliates to buy and sell securities for their own personal accounts. However, in order to do so, they must agree to a number of restrictions listed in our company Code of Ethics.

HOW WE MANAGE DAVIS SERIES FUNDS

EQUITY FUNDS: DAVIS INVESTMENT PHILOSOPHY

Each of the Davis Series Funds that invests principally in equity securities (Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund and Davis Convertible Securities Fund) is managed using the Davis investment philosophy.

The Davis Series Funds that invest principally in equity securities typically invest most of their assets in U.S. companies, but they may also invest in foreign companies. Investments in foreign companies are used principally as a way of providing additional opportunities to invest in quality, overlooked growth companies. Investment in foreign companies also can offer the Fund the potential for geographic diversification.

WHAT WE LOOK FOR IN A COMPANY

The Davis investment philosophy stresses a back-to-basics approach: We use extensive research to buy growing companies at value prices and hold on to them for the long term. Over the years, Davis Advisors has developed a list of 10 characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns. While very few companies have all 10, we search for those possessing several of the characteristics that are listed in the following chart.

1. FIRST-CLASS MANAGEMENT. We believe that great companies are created by great managers. In visiting companies, we look for managers with a record of doing what they say they are going to do.

2. MANAGEMENT OWNERSHIP. Just as we invest heavily in our own funds, we look for companies where individual managers own a significant stake.

3. STRONG RETURNS ON CAPITAL. We want companies that invest their capital wisely and reap superior returns on those investments.

4. LEAN EXPENSE STRUCTURE. Companies that can keep costs low are able to compete better, especially in difficult times. A low cost structure sharply reduces the risk of owning a company's shares.

5. DOMINANT OR GROWING MARKET SHARE IN A GROWING MARKET. A company that is increasing its share of a growing market has the best of both worlds.

6. PROVEN RECORD AS AN ACQUIRER. When an industry or market downturn occurs, it is a good idea to own companies that can take advantage of attractive prices to expand operations through inexpensive acquisitions.

7. STRONG BALANCE SHEET. Strong finances give a company staying power to weather difficult economic cycles.

8. COMPETITIVE PRODUCTS OR SERVICES. We invest in companies with products that are not vulnerable to obsolescence.

9. SUCCESSFUL INTERNATIONAL OPERATIONS. A proven ability to expand internationally reduces the risk of being tied too closely to the U.S. economic cycle.

10. INNOVATION. The savvy use of technology in any business, from a food company to an investment bank, can help reduce costs and increase sales.

GOVERNMENT FUNDS: CONSERVATIVE INVESTING

Davis Government Bond Fund and Davis Government Money Market Fund invest exclusively in U.S. Government Securities. The Funds also will own other assets (such as cash and receivables) that are not investments. The Funds do not attempt to deliver the highest possible current yield to their investors. Instead, the portfolio manager tries to deliver competitive results with less risk or volatility than our competitors.

U.S. Government Securities may include bonds and notes issued by the U.S. Treasury and also government agencies such as the Federal Home Loan Bank, Government National Mortgage Association (GNMA or "Ginnie Mae"), Federal National Mortgage Association (FNMA or "Fannie Mae") and Student Loan Marketing Association (SLMA or "Sallie Mae"). Treasury issues and Ginnie Maes are backed by the full faith and credit of the U.S. Government while securities issued by the other government agencies are not fully guaranteed by the U.S. Government, and in unusual circumstances may present credit risk.


OTHER INVESTMENT STRATEGIES

The Funds may invest in other securities and may employ other investment strategies, but they are not principal investment strategies. The Statement of Additional Information discusses these securities and investment strategies.

The Davis Funds use short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while we evaluate long-term opportunities. The Funds also may use short-term investments for temporary defensive purposes. In the event our portfolio managers anticipate a decline in the market values of the securities which a Fund principally invests in, we may reduce the Fund's risk by investing in short-term securities until market conditions improve. Unlike equities or bonds, these investments will not appreciate in value when the market advances and will not contribute to the growth component of a Fund's investment objective.


RISK SPECTRUM

Davis Advisors manages eight retail mutual funds in the Davis family. Each Fund has a distinct investment objective and strategy. The following graph shows how these Funds compare to each other in terms of risk.

For more information about any of the other Davis Funds, including risks, charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

--------------------------------------------------------------------
DAVIS FUNDS
                                            LOW     MED     HIGH
--------------------------------------------------------------------
DAVIS INTERNATIONAL TOTAL RETURN FUND                         o
--------------------------------------------------------------------
DAVIS OPPORTUNITY FUND                                        o
-------------------------------------------------- ------ ---------
DAVIS FINANCIAL FUND                                          o
--------------------------------------------------------------------
DAVIS REAL ESTATE FUND                               o
--------------------------------------------------------------------
DAVIS NEW YORK VENTURE FUND                          o
--------------------------------------------------------------------
DAVIS CONVERTIBLE SECURITIES FUND                    o
--------------------------------------------------------------------
DAVIS GOVERNMENT BOND FUND                  o
--------------------------------------------------------------------
DAVIS GOVERNMENT MONEY MARKET FUND          o
--------------------------------------------------------------------

For more information about any of the other Davis Funds, including risks, charges and expenses, ask for a prospectus. Read it carefully before investing or sending money.

ONCE YOU INVEST IN DAVIS FUNDS

This section describes how your investment is valued, how you earn money on your investment and how the government may tax these earnings.

HOW YOUR SHARES ARE VALUED

Once you open an account in any Davis Fund, you may buy or sell shares on any business day. The share price of your investment changes depending on the total value of the Fund's investments.

Each business day, we determine the value of fund shares by adding up the total value of investments plus other assets (such as cash), subtracting liabilities, and dividing the result by the total number of shares outstanding. This share figure is known as the net asset value.

Net asset values for all of the Davis Funds are determined each business day. A business day is any day the New York Stock Exchange is open for trading. We calculate net asset value either at the close of the New York Stock Exchange or at 4 p.m. Eastern Standard Time, whichever comes first.

The net asset values of most Davis Funds shares are published daily in the business section of many major newspapers. If you have access to the Internet, you also can check net asset value on our Web site (WWW.DAVISFUNDS.COM).


HOW SECURITIES IN THE PORTFOLIO ARE VALUED

We use current market valuations to price the securities in each Davis Fund:

o Securities that trade on an organized exchange are valued at the last published sales price on the exchange. If no sales are recorded, the securities are valued at the average of the closing bid and asked prices on the exchange.

o Over-the-counter securities are valued at the average of closing bid and asked prices.

o Debt securities may be valued by an independent pricing service. In particular, the Fund relies on a professional pricing service that has experience in valuing securities with limited resale markets so as to obtain prices that reflect the market as accurately as possible.

o Discount securities purchased with a maturity of 60 days or less usually are valued at amortized cost. Davis Government Money Market Fund typically values all of its investments at amortized cost.

o Securities with unavailable market quotations and other assets are valued at "fair value," which is determined by the Board of Directors.

If any of the Funds' securities are traded in markets that close at different times, events affecting portfolio values that occur after the time that their prices are determined and the time the Funds' shares are priced may not be reflected in the Funds' share price. The Funds have adopted procedures designed to identify and react to significant events in foreign markets that would have a material effect on the Funds' net asset value. The net asset value of the Funds' shares may change on days when shareholders will not be able to purchase or redeem the Funds' shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Funds' shares even if there has not been any change in the foreign currency price of the Funds' investments.

Normally, the share price of Davis Government Money Market Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that the Fund's Board of Directors believes will cause a material deviation between the amortized cost of the Fund's debt securities and the market value of those securities, the Board will consider taking temporary action to maintain a fixed price or to prevent material dilution or other unfavorable consequences to Fund shareholders. This temporary action could include withholding dividends, paying dividends out of surplus, realizing gains or losses, or using market valuation to calculate net asset value rather than amortized cost.


HOW WE PAY EARNINGS

There are two ways you can receive payments from a Davis Fund:

o DIVIDENDS. Dividends are distributions to shareholders of net investment income and short-term capital gains on investments.

o CAPITAL GAINS. Capital gains are profits received by a Fund from the sale of securities held for the long term, which are then distributed to shareholders.

If you would like information about when a particular Davis Fund pays dividends and distributes capital gains, if any, please call 1-800-279-0279.

Unless you choose otherwise, each Davis Fund automatically reinvests your dividends and capital gains in additional Fund shares. You can request to have your dividends and capital gains paid to you by check, deposited directly into your bank account, paid to a third party or sent to an address other than your address of record.

We also offer a DIVIDEND DIVERSIFICATION PROGRAM, which allows you to have your dividends and capital gains reinvested in shares of another Davis Fund.

You will receive a statement each year detailing the amount of all dividends and capital gains paid to you during the previous year. To ensure that these distributions are reported properly to the U.S. Treasury, you must certify on your Davis Funds Application Form or on IRS Form W-9 that your Tax Identification Number is correct and you are not subject to backup withholding. Backup withholding is required for taxpayers who are subject to back taxes for failure to report all interest and dividends.

If you fail to report a correct Taxpayer Identification Number, under-report dividend or interest income or already are subject to backup withholding, Davis Funds are required by law to withhold a portion of any distributions you may receive and send it to the U.S. Treasury.

HOW TO PUT YOUR DIVIDENDS AND CAPITAL GAINS TO WORK

You can have all dividends and capital gains automatically invested in the same share class of this or other Davis Funds. To be eligible for this DIVIDEND DIVERSIFICATION PROGRAM, all accounts involved must be registered under the same name and class of shares. Shares are purchased at the chosen Fund's net asset value on the dividend payment date. You can make changes to your selection or withdraw from the program with 10 days' notice. To participate in this program, fill out the cross-reinvest information in the appropriate section of the Application Form. Once your account has been opened and you wish to establish this program, call for more information.

HOW YOUR DIVIDENDS AND CAPITAL GAINS ARE TAXED

o If you invest in a fund that pays dividends, the dividends are taxable to shareholders as ordinary income. Dividends include both net investment income and short-term capital gains.

o If you invest in a fund that pays net capital gains, they generally will be taxed as a long-term capital gain distribution.

o Davis Government Money Market Fund, as a money market fund, intends to pay only ordinary income dividends and no capital gain distributions.

These payments may be taxed at different rates, depending on the length of time the Fund holds its assets. More information is provided in the instructions that come with your tax return.

Investment earnings (dividends and capital gains), whether received in cash or reinvested in shares, are taxable in the year in which they are declared, not the year they are paid.

Also, keep in mind that when you sell or exchange shares of a fund, it may result in a taxable gain or loss.

We recommend that you consult with a tax adviser about dividends and capital gains you may receive from any Davis Fund.


PRIVACY NOTICE

We collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our funds, to open an account for you or to process a transaction. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We also may provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations or individuals except in furtherance of our business relationship with you, or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

HOW TO OPEN AN ACCOUNT

You can open an account if you invest:

o At least $5 million for an institution (trust company, bank trust, endowment, pension plan or foundation) acting on behalf of its own account or one or more clients.

o At least $5 million for a government entity (a state, county, city, department, authority or similar government agency).

o With an account established under a "wrap account" or other fee-based program that is sponsored and maintained by a registered broker-dealer approved by our distributor, Davis Distributors.

THREE WAYS YOU CAN OPEN AN ACCOUNT

1. BY MAIL. Fill out the Application Form and mail it to our service provider, State Street Bank and Trust. You must sign the Application Form. Include a check made payable to DAVIS FUNDS or, in the case of a retirement account, the custodian or trustee. All purchases by check should be in U.S. dollars. DAVIS FUNDS WILL NOT ACCEPT THIRD-PARTY CHECKS.

2. BY DEALER. You may have your dealer order and pay for the shares. In this case, you must pay your dealer directly. Your dealer will then order the shares from our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for buying these shares.

3. BY WIRE. You may wire federal funds directly to our service provider, State Street Bank and Trust. Before you wire an initial investment, you must call Davis Distributors and obtain an account number and Application Form. A customer service representative will assist you with your initial investment by wire. After the initial wire purchase is made, you will need to return the Application Form to State Street Bank and Trust. To ensure that the purchase is credited properly, follow these wire instructions:

     State Street Bank and Trust Company
     Boston, MA 02210
     Attn: Mutual Fund Services
     [NAME OF DAVIS FUND THAT YOU ARE BUYING]
     Shareholder Name
     Shareholder Account Number
     Federal Routing Number 011000028
     DDA Number 9904-606-2


HOW TO BUY, SELL AND EXCHANGE SHARES

Once you have established an account with Davis Funds, you can add to--or withdraw from--your investment. This section provides an overview of the types of transactions you can perform as a Davis Funds shareholder. This includes how to initiate these transactions, and the charges that you may incur (if any) when buying, selling and exchanging shares.

The Davis Funds do not issue certificates for any class of shares. Instead, shares purchased automatically are credited to an account maintained for you on the books of the Davis Funds by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

THREE WAYS TO BUY, SELL AND EXCHANGE SHARES

1. BY TELEPHONE. Call 1-800-279-0279. You can speak directly with a Davis Funds representative during our business hours (9 a.m. to 6 p.m. Eastern Standard Time) or use our automated telephone system any time, day or night.

2. BY MAIL. Send the request to our service provider, State Street Bank and Trust.

         Regular mail:
         State Street Bank and Trust Company
         c/o Davis Funds
         P.O. Box 8406
         Boston, MA 02266-8406

         Express shipping:
         State Street Bank and Trust Company
         c/o Davis Funds
         66 Brooks Drive
         Braintree, MA 02184

3. BY DEALER. Contact a dealer, who will then make the transaction through our distributor, Davis Distributors. Please note that your dealer may charge a service fee or commission for each transaction.

WHEN YOUR TRANSACTIONS ARE PROCESSED

The per-share price for purchases or sales made through our distributor, Davis Distributors, will be processed on the same day if the order is received before 4 p.m. Eastern Standard Time. If State Street Bank and Trust requires additional documents to complete the purchase or sale, the transaction price will be determined at the close of business after all required documents are received.

For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must:

o    Receive your order before 4 p.m. Eastern Standard Time.
o    Promptly transmit the order to State Street Bank and Trust.


BUYING MORE SHARES

When you purchase shares by mail, send a check made payable to DAVIS FUNDS for the amount of purchase to our service provider, State Street Bank and Trust. If you have the purchase form from your most recent statement, include it with the check. If you do not have a purchase form, include a letter with your check stating the name of the Fund, your account number and that the investment should be made in Class Y shares.

When you buy shares through a dealer, you may be charged a service fee or commission for performing the transaction.


SELLING SHARES

You may sell back all or part of your shares in any Davis Fund in which you invest (known as a redemption) on any business day, at net asset value. You can sell the shares by telephone, by mail or through a dealer.

When you sell shares by mail, indicate the number of shares or dollar amount you wish to redeem and send the request to our service provider, State Street Bank and Trust. If more than one person owns the shares you wish to sell, all owners must sign the redemption request. You may be required to have the owners' signatures medallion-guaranteed (see "Medallion Signature Guarantee" following).

When you sell shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Redemption proceeds usually are paid to you in cash within seven days after State Street Bank and Trust receives your proper sale request. If any of the shares redeemed were recently purchased, payment to you will be delayed until your purchase check has cleared, up to a maximum of 15 days from the date of purchase.

WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES

o You always will receive cash for sales that total less than $250,000 or 1% of the Fund's net asset value during any 90-day period. Any sales above the cash limit may be paid in securities and would mean you would have to pay brokerage fees if you sold the securities.

o You will need a medallion signature guarantee on a stock power or redemption request for sales paid by check totaling more than $100,000. However, if your address of record has changed in the last 30 days, or if you wish to send redemption proceeds to a third party, you will need a medallion signature guarantee for all sales.

o In the past the Davis Funds issued certificates. If a certificate was issued for the shares you wish to sell, the certificate must be sent by certified mail to State Street Bank and Trust and accompanied by a letter of instruction signed by the owner(s).

o    A sale may produce a gain or loss. Gains may be subject to tax.

o The Securities and Exchange Commission can suspend payment of sales under certain emergency circumstances if the New York Stock Exchange is closed for reasons other than customary closings and holidays.

MEDALLION SIGNATURE GUARANTEE. A written endorsement from an eligible guarantor institution that the signature(s) on the written request is(are) valid. Eligible guarantors include federally insured financial institutions, registered broker-dealers or participants in a recognized medallion signature guarantee program. Davis Funds cannot accept guarantees from institutions that do not provide reimbursement in cases of fraud. No other form of signature verification can be accepted.

STOCK POWER. A letter of instruction signed by the owner of the shares that gives State Street Bank and Trust permission to transfer ownership of the shares to another person or group. Any transfer of ownership requires that all shareholders have their signatures medallion-guaranteed.


WIRING SALE PROCEEDS TO YOUR BANK ACCOUNT

You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire usually is credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House usually will arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you first must fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account already has been established, an Account Service Form or letter of instruction must be submitted with a medallion signature guarantee and a copy of a voided check or deposit slip.


EXCHANGING SHARES

You can sell Class Y shares of any Davis Fund to buy Class Y shares in any other Davis Fund. This is known as an exchange. You can exchange shares by telephone, by mail or through a dealer. The initial exchange must be for at least $5 million for institutions or government entities or minimums set by wrap program sponsors. Class A shareholders who are eligible to buy Class Y shares also may exchange their shares for Class Y shares of the Fund. Exchanges are normally performed on the same day of the request if received in proper form (all necessary documents, signatures, etc.) by 4 p.m. Eastern Standard Time.

When you exchange shares by mail, you must send our service provider, State Street Bank and Trust, a written request for the exchange. No medallion signature guarantee is required unless shares also are being sold for cash, which is known as a redemption. Please see the section WHAT YOU NEED TO KNOW BEFORE YOU SELL YOUR SHARES for restrictions that might apply to this type of transaction.

When you exchange shares through a dealer, you may be charged a service fee or commission for performing the transaction.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. For federal income tax purposes, exchanges between Funds are treated as a sale and a purchase. Therefore, there usually will be a recognizable capital gain or loss due to an exchange.

There are limits as to the number of exchanges you can make each year. Currently, four exchanges between Funds are allowed during a 12-month period. You may make an unlimited number of exchanges out of Davis Government Money Market Fund. Automatic exchanges are excluded from this provision. Davis Distributors must approve any exchanges above the limit in writing.

The Funds are not designed for professional "market timing" organizations, or other organizations or individuals engaged in market timing strategies, programmed exchanges, frequent exchanges or exchanges that are large in relation to the total assets of the Funds. Market timing strategies are disruptive to the Funds. If the Funds determine that your exchange patterns reflect a market timing strategy, the Funds reserve the right to take any action permitted under applicable rules and standards, including but not limited to: (i) refusing to accept your orders to purchase Fund shares; and/or (ii) restricting the availability of exchanges through telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services.


YOU CAN MAKE EXCHANGES AMONG ANY OF THE DAVIS FUNDS WITHOUT HAVING TO PAY ANY SALES CHARGE:

EQUITY FUNDS
Davis New York Venture Fund
Davis Opportunity Fund
Davis Financial Fund
Davis International Total Return Fund

GROWTH & INCOME FUNDS
Davis Real Estate Fund
Davis Convertible Securities Fund

GOVERNMENT BOND FUND
Davis Government Bond Fund

GOVERNMENT MONEY MARKET FUND
Davis Government Money Market Fund

For more information about any of the other Davis Funds, including risks, fees and expenses, ask for a prospectus. Read it carefully before investing or sending money.


TELEPHONE TRANSACTIONS

A benefit of investing through Davis Funds is that you can use our automated telephone system to buy, sell or exchange shares. If you do not wish to have this option activated for your account, complete the appropriate section of the Application Form.

When you call Davis Distributors, you can perform a transaction with Davis Funds in one of two ways:

o Speak directly with a representative during business hours (9 a.m. to 6 p.m. Eastern Standard Time).

o If you have a TouchTone(TM)telephone, you can use the automated telephone system, known as DAVIS DIRECT ACCESS, 24 hours a day, seven days a week.

When you buy, sell or exchange shares over the telephone, you agree that Davis Funds are not liable for following telephone instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine, including a request for personal identification and a tape recording of the conversation. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.

Be aware that during unusual market conditions, Davis Funds may not be able to accept all requests by telephone.


INTERNET TRANSACTIONS

You can use our Web site--WWW.DAVISFUNDS.COM--to review your account balance and recent transactions. Your account may qualify for the privilege to purchase, sell or exchange shares online through the Internet. You also may request confirmation statements and tax summary information be mailed to the address on file. Please review our Web site for more complete information. If you do not wish to have this option activated for your account, please contact our customer service department.

To access your accounts, you will need the name of the fund(s) in which you are invested, an account number and your Social Security Number. Davis Funds provides written confirmation of your initial access and any time you buy, sell or exchange shares. You also must establish a unique and confidential Personal Identification Number (PIN). This PIN is required each time you access your Davis account online.

When you buy, sell or exchange shares over the Internet, you agree that Davis Funds are not liable for following instructions believed to be genuine (that is, directed by the account holder or registered representative on file). We use certain procedures to confirm that your instructions are genuine. If these procedures are not used, the Fund may be liable for any loss from unauthorized instructions.


YOU CAN USE DAVIS DIRECT ACCESS TO:

o    GET THE PRICE, TOTAL RETURN AND FUND DESCRIPTION FOR ANY DAVIS FUND.

o    CHECK YOUR ACCOUNT BALANCE AND OTHER ACCOUNT INFORMATION.

o    BUY, SELL AND EXCHANGE SHARES.*

o    GET THE MAILING ADDRESS AND WIRE INSTRUCTIONS FOR ANY DAVIS FUND.

*    RETIREMENT ACCOUNTS MAY BE SUBJECT TO RESTRICTIONS.

DAVIS FUNDS:
OVER 30 YEARS OF RELIABLE INVESTING(SM)

Davis Advisors, investment adviser of Davis Funds, has a history of investing for the long term. Since our founding in 1969, we have been dedicated to delivering superior investment performance and service to our clients.

WE ARE LONG-TERM INVESTORS. We analyze high-quality, well-managed, growing companies that have been overlooked, buy their stock at value prices, and hold the shares for the long term. This strategy first was developed by legendary Wall Street investor Shelby Cullom Davis, a leading financial adviser to governors and presidents.

Our investment approach has been refined for more than 25 years by his son, Shelby M.C. Davis, Senior Research Adviser and Founder of Davis Advisors. The Davis strategy still is followed today by the third generation of family members: Christopher C. Davis and Andrew A. Davis serve as Portfolio Managers for many funds and institutional accounts managed by Davis Advisors.

WE ARE FELLOW SHAREHOLDERS. The Davis family, directors and employees not only manage the company's mutual funds but also invest in them. Currently, we have more than $2 billion of our own money invested side by side with our shareholders.

Please take the time to read this prospectus carefully and, if you decide to invest with us, keep it as a reference guide. If you need more information about the Funds, please call us or visit our Web site.

ADDRESS AND TELEPHONE GUIDE

OUR TELEPHONE NUMBER:         OUR SERVICE PROVIDER'S REGULAR MAILING ADDRESS:
1-800-279-0279                State Street Bank and Trust Company
                              c/o Davis Funds
                              P.O. Box 8406
                              Boston, MA 02266-8406

OUR MAILING ADDRESS:
Davis Funds
2949 East Elvira Road
Suite 101
Tucson, AZ 85706

OUR INTERNET ADDRESS:          OUR SERVICE PROVIDER'S EXPRESS SHIPPING ADDRESS:
http://www.davisfunds.com      State Street Bank and Trust Company
                               c/o Davis Funds
                               66 Brooks Drive
                               Braintree, MA 02184

OTHER FUND DOCUMENTS

For more information about any Davis Fund, you may request a free copy of the Statement of Additional Information or Annual or Semi-Annual Reports. The STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about Davis Series Funds and their management and operations. The ANNUAL REPORT discusses the market conditions and investment strategies that materially affected Fund performance during the last fiscal year. The SEMI-ANNUAL REPORT updates information provided in the Annual Report for the succeeding six months.

Davis Series Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o BY TELEPHONE. Call Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time. You also may call this number for account inquiries.

o    VIA THE INTERNET. Visit the SEC Web site (WWW.SEC.GOV).

o FROM THE SEC. The SEC's Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-942-8090. Additional copies of this information can be obtained, for a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

o    BY MAIL. Specify the document you are requesting when writing to us.

DAVIS FUNDS
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
1-800-279-0279

The Funds' Investment Company Act File Number is 811-2679

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2002

                             DAVIS OPPORTUNITY FUND
                    (FORMERLY DAVIS GROWTH OPPORTUNITY FUND)
                              DAVIS FINANCIAL FUND
                             DAVIS REAL ESTATE FUND
                        DAVIS CONVERTIBLE SECURITIES FUND
                           DAVIS GOVERNMENT BOND FUND
                       DAVIS GOVERNMENT MONEY MARKET FUND


                                     PART OF
                               DAVIS SERIES, INC.
                        2949 EAST ELVIRA ROAD, SUITE 101
                              TUCSON, ARIZONA 85706
                                 1-800-279-0279




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE CLASS A, CLASS B AND CLASS C PROSPECTUS DATED MAY 1, 2002, AND THE CLASS Y PROSPECTUS DATED MAY 1, 2002. THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES THE PROSPECTUSES BY REFERENCE. THE PROSPECTUSES MAY BE OBTAINED FROM THE FUND.

THE FUNDS' MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE SEPARATE DOCUMENTS WHICH ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CALLING SHAREHOLDER SERVICES. THE ANNUAL REPORT, ACCOMPANYING NOTES AND REPORT OF INDEPENDENT AUDITORS APPEARING IN THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION.

                                TABLE OF CONTENTS

                                                                                                      PAGE
SECTION I: INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS.................................................3

     Additional Information About the Funds' Investment Strategies and Risks.............................3
     Portfolio Transactions.............................................................................23
     Investment Restrictions............................................................................28

SECTION II: KEY PERSONS.................................................................................32

     Organization of the Funds..........................................................................32
     Directors and Officers.............................................................................33
     Directors..........................................................................................33
     Independent Directors' Compensation ...............................................................37
     Officers...........................................................................................37
     Standing Committees of the Board of Directors......................................................38
     Directors' Fund Holdings...........................................................................38
     Independent Directors' Affiliations and Transactions...............................................39
     Certain Shareholders of the Funds..................................................................40
     Investment Advisory Services.......................................................................46
     Distribution of Fund Shares........................................................................49
     Other Important Service Providers..................................................................52

SECTION III: CLASSES OF SHARES, PURCHASES, EXCHANGES AND REDEMPTIONS....................................54

     Selecting the Appropriate Class of Shares..........................................................54
     How to Purchase Shares.............................................................................59
     Special Services...................................................................................60
     Exchange of Shares.................................................................................62
     Redemption of Shares...............................................................................63

SECTION IV: GENERAL INFORMATION.........................................................................67

     Determining the Price of Shares....................................................................67
     Dividends and Distributions........................................................................68
     Federal Income Taxes...............................................................................69
     Performance Data...................................................................................69

APPENDIX A: QUALITY RATINGS OF DEBT SECURITIES..........................................................82

APPENDIX B: TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION...........................................85

SECTION I: INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

                     ADDITIONAL INFORMATION ABOUT THE FUNDS'
                         INVESTMENT STRATEGIES AND RISKS

PRINCIPAL INVESTMENT STRATEGIES AND ADDITIONAL INVESTMENT STRATEGIES. The investment objectives, principal investment strategies and the main risks of Davis Opportunity Fund (formerly, Davis Growth Opportunity Fund), Davis Financial Fund, Davis Real Estate Fund, Davis Convertible Securities Fund, Davis Government Bond Fund, and Davis Government Money Market Fund (each a "Fund") are described in each Fund's prospectuses. The Funds are not limited to just investing in the securities and using the principal investment strategies described in the prospectus. The Funds may invest in other securities and use additional investment strategies if, in the Adviser's professional judgment, (i) they may assist the Fund in pursuing its investment objective, (ii) they are consistent with the Funds' investment strategy, (iii) they will not cause the Fund to violate any of its investment restrictions, and (iv) they will not materially change the Funds' risk profile as described in the Funds' prospectuses and statement of additional information, as amended from time to time. This section of the Statement of Additional Information contains supplemental information about the Funds' principal investment strategies and also describes additional investment strategies that Davis Selected Advisers, L.P. ("Adviser") and/or Davis Selected Advisers - NY, Inc. ("Sub-Adviser") may use to try to achieve the Funds' objectives. The composition of the Funds' portfolios and the strategies that the Adviser may use to try to achieve the Funds' investment objectives may vary depending on market conditions and available investment opportunities. The Funds are not required to use any of the investment strategies described below in pursuing their investment objectives. The Funds may use some of the investment strategies rarely or not at all. Whether the Funds use a given investment strategy at a given time depends on the professional judgment of the Adviser.

There is no assurance that the Funds will achieve their investment objectives. An investment in the Funds may not be appropriate for all investors, and short-term investing is discouraged. The Funds' investment objectives are not fundamental policies and may be changed by the Board of Directors without a vote of shareholders. The Funds' prospectuses would be amended prior to any change in investment objective and shareholders would be promptly notified of the change.

DAVIS OPPORTUNITY FUND. The investment objective of Davis Opportunity Fund is growth of capital. Under normal circumstances, Davis Opportunity Fund invests principally in common stock and other equity securities of companies with small and medium market capitalizations. The Fund's principal risks are the risk of price fluctuations reflecting both market evaluations of the businesses involved and general changes in the equity markets. While not a principal investment strategy, the Fund may engage in active and frequent trading to achieve its investment objective, including participation in initial public offerings. The Fund invests principally in U.S. companies but may also invest in foreign securities and may attempt to reduce currency fluctuation risks by engaging in related hedging transactions.

DAVIS FINANCIAL FUND. The investment objective of Davis Financial Fund is growth of capital. Under normal circumstances, Davis Financial Fund will invest at least 65% of its total assets in securities issued by companies in the financial services sector. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes. The Fund's principal risks are market risk, company risk and concentration risk. While not a principal investment strategy, the Fund may invest in small capitalization companies and in foreign securities and may attempt to reduce currency fluctuation risks by engaging in related hedging transactions.

DAVIS REAL ESTATE FUND. The investment objective of Davis Real Estate Fund is total return through a combination of growth and income. Under normal circumstances, Davis Real Estate Fund will invest at least 65% of its total assets in securities issued by companies in the real estate industry. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes. The Fund's principal risks are market risk, company risk, focused (undiversified portfolio) risk and concentration risk. The Fund may invest in small capitalization companies and in foreign securities, and may attempt to reduce currency fluctuation risk by engaging in related hedging transactions and high-yield, high-risk debt securities.

DAVIS CONVERTIBLE SECURITIES FUND. The investment objective of Davis Convertible Securities Fund is total return through a combination of growth and income. Under normal circumstances, Davis Convertible Securities Fund will invest at least 65% of its total assets in convertible securities. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes. The Fund's principal risks are those of equity securities (market and company risk) and fixed income risk (credit risk and interest rate risk). Convertible securities have characteristics of both equity and debt, so they present the risks of common stock ownership as well as the risks that traditional lenders face. The Fund may invest in small capitalization companies, high-yield, high-risk debt securities and foreign securities, and may attempt to reduce currency fluctuation risk by engaging in related hedging transactions.

DAVIS GOVERNMENT BOND FUND. The investment objective of Davis Government Bond Fund is current income. Under normal circumstances, Davis Government Bond Fund invests exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Fund's principal risk is changes in interest rates. Investments held by Davis Government Bond Fund generally reflect market fluctuations. In particular, the value of the Fund's investments usually changes inversely to interest rate changes. Mortgage-related securities (including collateralized mortgage obligations) may constitute a large or the largest portion of the Fund's investments. Changes in the level of interest rates may affect extension risk and prepayment risk of mortgage-related securities.

DAVIS GOVERNMENT MONEY MARKET FUND. The investment objective of Davis Government Money Market Fund is to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity. Under normal circumstances, Davis Government Money Market Fund invests exclusively in U.S. Government Securities and repurchase agreements involving such securities. Davis Government Money Market Fund's principal risk is variable income. Davis Government Money Market Fund normally has a stable net asset value with yield fluctuating with short-term interest rates. There is no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.

In the discussions that follow, "Fund" applies equally to Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Convertible Securities Fund, Davis Government Bond Fund, and Davis Government Money Market Fund, if appropriate.

EQUITY SECURITIES. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stocks, preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in their equity securities. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.

RIGHTS AND WARRANTS. Rights and warrants are forms of equity securities. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

INITIAL PUBLIC OFFERINGS ("IPOS"). IPOs are a form of equity security. IPOs can have dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. These are companies that have been in operation for a short period of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in the IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings.

SMALL- AND MID-CAPITALIZATION COMPANIES. Companies with less than $10 billion in market captialization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small capitalization companies may be more risky than investing in large capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid-or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case the Fund might receive a lower price for its holdings than otherwise might be obtained. Small capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.

FINANCIAL SERVICES SECTOR. The Adviser has developed a special expertise in financial services companies and the Fund may, from time to time, invest a significant portion of its assets in the financial services sector if the Adviser believes that such investments are consistent with the Fund's investment strategy, may contribute to the Fund achieving its investment objectives and will not cause the Fund to violate any of its investment restrictions.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Other Considerations. Regulations of the Securities and Exchange Commission ("SEC") impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business. Although there are exceptions, a Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business, and (2) investments in insurance companies. A Fund is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.

REAL ESTATE SECURITIES, INCLUDING REITS. Real estate securities are a form of equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. The Fund does not invest directly in real estate. Real estate companies include real estate investment trusts ("REITs") or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees, which would increase expenses and decrease returns.

Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. Such trusts also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940 ("1940 Act"). Changes in interest rates also may affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.

CONVERTIBLE SECURITIES. Convertible Securities are a form of equity security. Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a time certain, or on the occurrence of certain events, or have a combination of these characteristics. Usually a convertible security provides a long-term call on the issuer's common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled "Bonds and Other Debt Securities" and "High-Yield, High-Risk Debt Securities."

Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock. A convertible security also normally will provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.

Fixed-income securities generally are considered to be interest rate-sensitive. The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

FOREIGN SECURITIES. Equity securities are issued by both domestic and foreign companies. Foreign securities are: (1) issued by companies organized under the laws of a foreign country, (2) principally traded in securities markets outside of the United States, (3) issued by companies earning at least 50% of their revenues or profits outside of the United States, or (4) issued by companies having at least 50% of their assets outside of the United States. Foreign securities include equity securities, real estate securities, convertible securities and bonds. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities. To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid to the Fund, there would be a layering of fees that would increase expenses and decrease returns. When the Fund invests in foreign securities, their operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses are expected to be higher.

Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There is generally less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the United States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators. The Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes only.

SPECIAL RISKS OF EMERGING MARKETS. Emerging and developing markets abroad may offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. Securities in emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. There may be even less liquidity in their securities markets, and settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. Emerging countries may have less developed trading markets and exchanges. They may have less developed legal and accounting systems.

BONDS AND OTHER DEBT SECURITIES. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that they are consistent with the Fund's investment strategies, may contribute to the Fund's investment objective and will not cause the Fund to violate any of its investment restrictions. The U.S. government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.

Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt Securities."

Bonds and other debt securities generally are interest rate-sensitive. During periods of falling interest rates, the value of debt securities held by the Fund generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

AVERAGE MATURITIES. Davis Government Money Market Fund limits the average maturity of its investment portfolio to 90 days or less. Davis Government Bond Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities available in U.S. Government Securities. The Adviser may adjust the average maturity of Davis Government Money Market Fund's portfolio and Davis Government Bond Fund's portfolio from time to time, depending on the Adviser's assessment of the relative yields available on securities of different maturities, and its assessment of future interest rate patterns and market risk. Thus, at various times, the average maturity of the portfolio may be relatively short (as short as one day for Davis Government Money Market Fund and one year to five years for Davis Government Bond Fund), and at other times may be relatively long (up to 90 days for Davis Government Money Market Fund and more than 10 years and up to 30 years for Davis Government Bond Fund). Davis Government Money Market Fund strives to maintain a constant net asset value per share of $1. There is no guarantee that the Fund will be successful. Davis Government Bond Fund does not attempt to maintain a fixed net asset value per share. Fluctuations in portfolio values and therefore fluctuations in the net asset value of its shares are more likely to be greater when Davis Government Bond Fund's average portfolio maturity is longer. The portfolio is likely to be principally invested in securities with short-term maturities in periods when the Adviser deems a more defensive position is advisable. For temporary periods, for defensive purposes, or to accommodate inflows of cash awaiting more permanent investment, it also may invest in short-term money market instruments, including repurchase agreements.

GOVERNMENT SECURITIES. U.S. Government Securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. Agencies and instrumentalities include the Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S. government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A collateralized mortgage obligation ("CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. Government Securities, such as GNMA Certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the

Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund's portfolio. Generally when the level of interest rates rise, the value of the Fund's investment in government securities is likely to decline and, when the level of interest rates decline, the value of the Fund's investment in government securities is likely to rise.

The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund's potential income and capital gain will be reduced or its potential loss will be increased.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES. The real estate securities, convertible securities, bonds and other debt securities in which the Fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section titled "Quality Ratings of Debt Securities."

While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income in excess of the cash actually received on these issues. In order to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet taxable distribution requirements.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic and industry conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, and the high-yield, high-risk market may depress the prices for such securities. If the negative factors such as the aforementioned adversely impact the market value of high-yield, high-risk securities, net asset value will be adversely affected.

The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in a decreased return. Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently, having similar maturities and credit quality. Pay-in-kind bonds pay interest in the form of other securities rather than cash. Deferred interest bonds defer the payment of interest to a later date. Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on their investment. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income in excess of the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.

Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.

A description of each bond quality category is set forth in Appendix A. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

CASH MANAGEMENT. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that themselves primarily invest in temporary defensive investments, including commercial paper. To the extent that the management fees paid to the other investment companies are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount, which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible loss of all or a part of the income during this period, and (c) expenses of enforcing its rights.

The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement. The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral. The majority of these transactions run from day to day and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.

BORROWING. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other purposes would have the effect of temporarily leveraging the Fund's assets and potentially exposing the Fund to leveraged losses.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.

Lending activities are strictly limited as described in the section titled "Investment Restrictions." Lending money or securities involves the risk that the Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Fund deals only with counter-parties it believes to be creditworthy and requires that the counter-party deposit collateral with the Fund.

When it loans securities, the Fund still owns the securities, receives amounts equal to the dividends or interest on loaned securities and is subject to gains or losses on those securities. The Fund also receives one or more of: (a) negotiated loan fees, (b) interest on securities used as collateral, and/or (c) interest on any short-term debt instruments purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities which, are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid.

The restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities also will be monitored by the Adviser and, if as a result of changed conditions it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.

The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

When issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

A segregated account is not required when the Fund holds securities, options or futures positions whose values are expected to offset its obligations that would otherwise require a segregated account.

SEGREGATED ACCOUNTS. A number of the Fund's investment strategies require it to establish segregated accounts. When the Fund enters into an investment strategy which would result in a "senior security" as that term is defined in the 1940 Act, the Fund will either: (i) own an offsetting position in securities, options or futures positions, or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund's books and records) in the amount prescribed. The Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with similar securities.

DERIVATIVES. The Fund can invest in a variety of derivative investments to pursue its investment objective or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below.

Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated or to facilitate selling securities for investment reasons. To do so, the Fund could:

o    sell futures contracts;

o    buy puts on such futures or on securities; or

o    write covered calls on securities or futures.

The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

o    buy futures; or

o    buy calls on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Adviser's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Futures. The Fund can buy and sell futures contracts that relate to: (1) broad-based stock indices ("stock index futures"), (2) debt securities (these are referred to as "interest rate futures"), (3) other broad-based securities indices (these are referred to as "financial futures"), (4) foreign currencies (these are referred to as "forward contracts"), or (5) commodities (these are referred to as "commodity futures").

A broad based stock index is used as the basis for trading stock index futures. They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party also may settle the transaction by entering into an offsetting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

No money is paid or received by the Fund on the purchase or sale of a future. On entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time prior to expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.

Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.

When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

When the Fund writes an over-the-counter ("OTC") option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Fund also can write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.

As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction also will permit the Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the Fund, are taxable as ordinary income.

Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

The Fund can buy puts whether it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.

When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely correlated currency. The Fund also can use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed on by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared and the date on which the payments are made or received.

The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed-dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency, the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements would not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first and offsetting contracts.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts usually are entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Index-Linked Notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Debt Exchangeable for Common Stock of an Issuer or "Equity-Linked Debt Securities" of an Issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Adviser expected.

Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the Fund will identify liquid assets on its books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Hedging Foreign Currency. To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts (forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Fund to other risks, such as liquidity and counterparty risk. The Adviser exercises its professional judgment as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. In past years, the Adviser has typically not used these techniques to any significant extent. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging also may be utilized; that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements therefore could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge (when the Fund purchases a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the Fund is required to set aside cash or high-grade liquid securities to fully secure the obligation.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. The Fund may enter into a forward contract; for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount ("cross hedge"). This may be done, for example, where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over the counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the Securities and Exchange Commission ("SEC") requires that over-the-counter options be treated as illiquid. Generally, the Fund would utilize options traded on exchanges where the options are standardized.

The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over the counter.

The Fund also may purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into a currency hedging position that exposes the Fund to an obligation to another party unless it follows its segregated account procedures.

The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies still are developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that:
(i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit, and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency on exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund's ability to engage in currency hedging transactions may be limited by tax considerations.

Risks of Hedging With Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund also could experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broad based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices on which the hedging instruments are based. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broad based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss generally is allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and (2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

                             PORTFOLIO TRANSACTIONS

The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. The Fund has adopted a policy of seeking to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. Subject to this policy, research services, payment of bona fide fund expenses and placement of orders by securities firms for Fund shares may be taken into account as a factor in placement of portfolio transactions. In seeking the Fund's investment objective, the Fund may trade to some degree in securities for the short term if the Adviser believes that such trading is advisable.

The Adviser serves as a discretionary investment adviser for many clients. Accordingly, the Adviser generally determines the securities and quantities to be bought and sold for each client's account. On a quarterly basis or as requested, clients receive itemized account statements reflecting present holdings and transactions for the account's stated period.

Best Execution. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, the range and quality of the services made available to clients, research services, the payment of bona fide client expenses and (for clients who are registered investment companies or unregistered private investment companies) the sale of fund shares. At times the Adviser may pay a higher price to receive research services, as described below. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.

Directed Brokerage. Clients may designate the use of a specified broker-dealer, whether because the broker provides services to the client or for other reasons. In the event a client instructs the Adviser to direct brokerage to a specified broker-dealer, that broker-dealer assumes responsibility for execution. Clients who designate the use of a particular broker-dealer should understand that they may lose: (i) the possible advantage that non-designating clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security, and (ii) the ability of the Adviser to effectively negotiate the commission rate. Such a client's trades may be effected after the trades of clients that have not designated a particular broker-dealer. Transactions in client accounts participating in managed account/wrap programs are typically executed through the program sponsor. Executing the transaction away from the program sponsor would result in the client account being charged an additional commission.

Affiliated Brokerage. The Adviser is authorized to place portfolio transactions with Shelby Cullom Davis & Co., a member of the New York Stock Exchange that may be deemed to be an affiliate of the Adviser, if the commissions are fair, reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms for similar services. The brokerage commissions which the Funds may have paid to Shelby Cullom Davis & Co. are detailed in the section titled "Portfolio Commissions."

Investment Allocations. The Adviser considers many factors when allocating securities among clients, including but not limited to, the client's investment style, applicable restrictions, availability of securities, available cash and other current holdings. The Adviser attempts to allocate investment opportunities among clients in a manner, that is fair and equitable when viewed over a period of time and involving many allocations. However, clients are not ensured of participating equally or at all in particular investment allocations. The nature of a client's investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions. For example: (i) large cap equity clients are unlikely to participate in initial public offerings of small capitalization companies, and (ii) the Adviser is likely to allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursuing long-term buy-and-hold strategies. The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example, the Adviser receives different advisory fees from various clients, including performance incentive fees; the performance records of some clients are more public than the performance records of other clients; and the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably mutual funds and hedge funds) but do not invest their own capital in every client's account. The majority of the Adviser's clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including, but not limited to, the timing of cash deposits and withdrawals to and from an account, the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies, price and timing differences when buying or selling securities, and clients pursuing similar investment strategies may impose different investment restrictions. The Adviser has adopted written trading policies designed to minimize possible conflicts of interest in trading for its clients.

The Adviser's trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed accounts/wrap orders. The Adviser's trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed account/wrap program sponsors typically execute orders for managed account/wrap clients. The Adviser's trading desk attempts to coordinate the timing of orders to prevent the Adviser from "bidding against" itself on such orders.

The Adviser serves as investment adviser for a number of clients whose portfolios are patterned after model portfolios or designated mutual funds managed by the Adviser. The portfolio holdings and transactions of these clients are similar to, but not exactly the same as, the model portfolios or designated mutual funds. The Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase or sale of securities for all participating clients at the same time.

The Adviser generally executes trades for patterned client accounts after the trade has been executed for the model portfolio or designated mutual fund after which the client account is patterned. Since most of the Adviser's transactions are in large capitalization exchange-traded equities, the Adviser believes that this does not usually impact the long-term performance of these clients.

Managed account/wrap clients have contractual relationships with their program sponsors which typically makes it advantageous for the program sponsors to execute most or all of their transactions. Managed account/wrap clients trade throughout the day as directed by the Adviser's trading desk. While managed account/wrap clients are trading, the Adviser's trading desk typically suspends trading for other clients until the program sponsors have completed their transactions. In determining the priority of transactions involving managed account/wrap clients the Adviser's trading desk considers a number of factors, including a fair rotation among clients, the size of the transaction relative to the size of the managed account/wrap client, the depth and liquidity of the trading market and potential market impact of the transactions.

Orders for accounts which are not patterned after model portfolios or designated mutual funds shall generally be executed in the order received by the trading desk, with the following exceptions: (i) execution of orders for clients that have directed that particular brokers to be used will generally be delayed until the orders which do not direct a particular broker have been filled, (ii) execution of orders may be delayed when the client (or responsible portfolio manager) requests such delay due to market conditions in the security to be purchased or sold, and (iii) execution of orders which are to be bunched or aggregated with other orders for the purchase or sale of the same security may be delayed.

Aggregated Trades. The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In such event, the allocation will be made by the Adviser in the manner considered to be most equitable and consistent with its fiduciary obligations to all such clients. In certain cases where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price and commission rate paid or received with respect to the total order placed on that day. In some instances, this procedure could adversely affect a given client, but the Adviser believes that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser typically directs all trading to the applicable program sponsor, unless in the Adviser's reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors.

There are occasions when the Adviser varies from the trading procedures described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to or subsequent to the model portfolio or designated mutual fund after which their accounts are patterned. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same prices as the model portfolios or designated mutual funds after which they are patterned. If the transactions are not aggregated, such prices may be better or worse.

Research Paid for With Commissions. In selecting brokers, the Adviser may consider selecting those brokers that assist the Adviser in fulfilling its investment management responsibilities.

In return for brokerage the Adviser receives published research reports from multiple sources and access to brokerage firms' research departments. Research received from brokerage firms is used to supplement the Adviser's internal research. While there are no formal procedures for allocation of brokerage, the Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser believes it is important to its investment decision-making to have access to independent research.

Research information received from brokers covers a wide range of topics, including the economic outlook, the political environment, demographic and social trends, and individual company and industry analysis. In accordance with certain brokerage arrangements, brokers may furnish, for example, proprietary or third party research reports, supplemental performance reports, statistical analysis, computer services used for research and portfolio analysis, and other valuable research information. In addition the Adviser may receive certain brokerage and research products and services which provide both research and non-research ("mixed-use") benefits. For example, computer services which are used for both portfolio analysis and account administration. In these instances only research portions are attributed to client brokerage commissions and the non-research portion will be paid in cash by the Adviser.

The Adviser provides the Boards of Directors of mutual funds for which it serves as the primary manager (not sub-adviser) with quarterly reports detailing all research services purchased with commissions. The Directors and their independent counsel review these reports.

The Adviser's compliance officer regularly reviews brokerage paid in return for research and execution and makes a good faith determination that: (1) the amount of commissions allocated to a broker are reasonable in relation to the value of the brokerage and research services received, and (2) the research and services received provide lawful and appropriate assistance to the Adviser in the performance of its investment decision making responsibilities.

Portfolio Turnover. Because of the Funds' investment policies, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions. Davis Opportunity Fund trades more aggressively than the other Davis equity funds and is expected to have a higher turnover ratio. The Davis Opportunity Fund, Financial Fund, Real Estate Fund, and Convertible Securities Fund anticipate that, during normal market conditions, their annual portfolio turnover rate will be less than 100%. Davis Government Bond Fund usually has turnover ratios in excess of 100% due to the Adviser's active response to changes in interest rates and economic conditions, and due to purchases and sales of the Fund's shares.

When the Adviser deems it to be appropriate, each of the Funds may engage in active and frequent trading to achieve its investment objective. Active trading may include participation in initial public offerings. Active trading may result in the realization and distribution to shareholders of higher capital gains as compared to a fund with less active trading policies, which would increase shareholder tax liability. Frequent trading also increases transaction costs, which could detract from the Fund's performance.

Davis Government Bond Fund and Davis Government Money Market Fund do not normally pay brokerage commissions. Generally, securities of these two Funds are purchased from and sold to securities dealers on a principal basis without commissions. Such transactions may involve profit to the dealer involved.

Portfolio Commissions
The Funds paid the following brokerage commissions:

                                                                  FISCAL YEAR ENDED
                                                                     DECEMBER 31,
                                                     2001                2000             1999
                                                     ----                ----             ----
DAVIS OPPORTUNITY FUND
Brokerage commissions paid:                         $238,004            $133,840         $259,496
Amount paid to brokers providing research:              1.62%              88.80%           93.61%
Brokerage commissions paid
to Shelby Cullom Davis & Co.(1):                         N/A             $11,750          $19,527

DAVIS FINANCIAL FUND
Brokerage commissions paid:                         $622,913            $787,780         $559,039
Amount paid to brokers providing research:              1.68%              86.56%           88.46%
Brokerage commissions paid
to Shelby Cullom Davis & Co.(1):                         N/A             $46,160          $16,260

DAVIS REAL ESTATE FUND
Brokerage commissions paid:                         $458,142            $366,193       $1,157,987
Amount paid to brokers providing research:                 0%              90.79%           93.84%
Brokerage commissions paid
to Shelby Cullom Davis & Co.(1):                         N/A                 N/A              N/A

DAVIS CONVERTIBLE SECURITIES FUND
Brokerage commissions paid:                          $66,391             $60,119         $175,717
Amount paid to brokers providing research:                 0%              82.32%          100.00%
Brokerage commissions paid
to Shelby Cullom Davis & Co.(1):                         N/A                 N/A              N/A

(1) Shelby Cullom Davis & Co. is a broker-dealer who may be considered an affiliated person of the Adviser. During the fiscal year ended December 31, 2001, Shelby Cullom Davis & Co. did not execute any portfolio transactions on behalf of the Funds.


Investments in Certain Broker-Dealers. As of December 31, 2001, the Funds owned the following securities issued by any of the 10 broker-dealers with whom it transacted the most business during the fiscal year ended December 31, 2001:

                   DAVIS FINANCIAL FUND:
----------------------------------------------------------
         BROKER-DEALER                      $ VALUE
----------------------------------------------------------
Morgan Stanley Dean Witter & Co.           $16,105,126

                             INVESTMENT RESTRICTIONS

The Funds follow investment strategies developed in accordance with the investment objective, policies and restrictions described in their prospectuses and this Statement of Additional Information.

The Funds have adopted the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the

Funds' practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Funds' practices may change accordingly without a shareholder vote.

The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented, or
(ii) more than 50% of the eligible votes.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of a Fund are in terms of current market value.

(1) DIVERSIFICATION (ALL FUNDS EXCEPT DAVIS REAL ESTATE FUND). The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities.

DIVERSIFICATION (DAVIS REAL ESTATE FUND). The Fund is not required to diversify its investments.

Further Explanation of Diversification Policy. The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code. This requires the Fund to conform to the following: at the end of each quarter of the taxable year, at least 50% of the value of the Fund's total assets must be represented by: cash and cash items; U.S. government securities; securities of other regulated investment companies and "other securities." For this purpose, "other securities" does not include investments in the securities of any one issuer that represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.

(2) CONCENTRATION (DAVIS OPPORTUNITY FUND, DAVIS CONVERTIBLE SECURITIES FUND, DAVIS GOVERNMENT BOND FUND, AND DAVIS GOVERNMENT MONEY MARKET FUND). The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

CONCENTRATION (DAVIS FINANCIAL FUND). The Fund concentrates its investments in the financial services industry.

Further Explanation of Concentration Policy. During normal market conditions, the Fund is required to invest 25% or more of its total assets in companies "principally engaged" in financial services. Under normal circumstances, the Fund will invest at least 65% of its total assets in securities issued by companies in the financial services sector. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than issuers in the financial services sector or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

CONCENTRATION. (Davis Real Estate Fund) The Fund concentrates its investments in real estate securities.

Further Explanation of Concentration Policy. During normal market conditions, the Fund is required to invest 25% or more of its total assets in real estate securities. Under normal circumstances, Davis Real Estate Fund will invest at least 65% of its total assets in securities issued by companies in the real estate industry. Beginning July 31, 2002, this percentage will change to 80% of its net assets plus any borrowing for investment purposes.

Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income, or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. Real estate companies include real estate investment trusts or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than real estate securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Industry Classification for Concentration Policies. (For all Davis Series Funds) The Funds generally use BLP Equity Economic Sectors ("BLP Code") as published by Bloomberg L.P. to determine industry classification. The Adviser may re-classify a company if it believes that the BLP Code on a specific company does not accurately describe the company.

(3) ISSUING SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities nor sell short more than 5% of its total assets, except as provided by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

(4) BORROWING. The Fund may not borrow money, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund may also borrow up to an additional 5% of its total assets from banks or others. The Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

(5) UNDERWRITING. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

(6) INVESTMENTS IN COMMODITIES AND REAL ESTATE. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectus and Statement of Additional Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate, or securities issued by issuers that invest in real estate.

(7) MAKING LOANS. The Fund may not make loans to other persons, except as allowed by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments is not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

NON-FUNDAMENTAL RESTRICTIONS

In addition to the foregoing restrictions, the Funds have each adopted the following non-fundamental policies that may be changed without shareholder approval:

Illiquid Securities. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities. Davis Government Money Market Fund may not purchase illiquid securities if more than 10% of the value of the Fund's net assets would be invested in such securities.

High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the Fund's net assets to be invested in such lower-rated securities.

Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets.

Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund's total assets.

Borrowing. Pursuant to the fundamental policy stated above, the Fund is allowed to borrow in an amount up to 33 1/3% of its total assets, taken at market value. The board of directors will be notified in the event borrowings exceed 10% of the Fund's total assets.

Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short.

Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

Name Policy (All Funds Except Davis Opportunity Fund). Under normal circumstances, Davis Financial Fund will invest at least 65% of its total assets in securities issued by companies in the financial services sector; Davis Real Estate Fund will invest at least 65% of its total assets in securities issued by companies in the real estate industry; and Davis Convertible Securities Fund will invest at least 65% of its total assets in convertible securities.

Beginning July 31, 2002, the Name Policy for each of these Funds will change from 65% of total assets to 80% of net assets plus any borrowing for investment purposes. Each Fund will comply with the Name Policy as of the time an investment is made. In the event that market fluctuations or shareholder actions cause a Fund's investments to fall below the Name policy limits, the Fund would act to remedy the situation as promptly as possible, normally within three business days. No Fund will be required to dispose of portfolio holdings or purchase additional investments immediately if the Adviser believes such action would subject the Fund to losses or unreasonable risks of loss.

Under normal circumstances, Davis Government Bond Fund and Davis Government Money Market Fund invest exclusively in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities. The Funds also will own other assets that are not investments such as cash and receivables.

The Funds comply with the Name Policy under normal circumstances. However, each Fund may depart from the Name Policy from time to time. For example, a Fund may depart from the Name Policy in response to unusually large cash inflows or redemptions, or to avoid losses in response to adverse market, economic, political, or other conditions.

Beginning July 31, 2002, Davis Financial Fund, Davis Real Estate Fund, Davis Convertible Securities Fund, Davis Government Bond Fund and Davis Government Money Market Fund will provide the Funds' shareholders with at least 60 days' prior notice before changing their Name Policies such that they would invest, under normal circumstances, less than 80% of their net assets plus any borrowing for investment purposes in financial companies, real estate companies, convertible securities and U.S. Government Securities and repurchase agreements collateralized with U.S. Government Securities (both Davis Government Bond Fund and Davis Government Money Market Fund), respectively.

SECTION II: KEY PERSONS

                            ORGANIZATION OF THE FUNDS

THE FUNDS. Davis Series, Inc., is an open-end, diversified management investment company incorporated in Maryland in 1976 and registered under the 1940 Act. Davis Series, Inc., is a series investment company that may issue multiple series, each of which would represent an interest in its separate portfolio. Davis Series, Inc., currently offers six series, Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund, Davis Convertible Securities Fund, Davis Government Bond Fund and Davis Government Money Market Fund (a "Fund" or the "Funds"). On November 1, 1995, Davis Series, Inc., changed its name from Retirement Planning Funds of America, Inc., to Davis Series, Inc.

FUND SHARES. The Funds may issue shares in different classes. The Funds' shares are currently divided into four Classes of shares: A, B, C and Y shares. The Board of Directors may offer additional series or classes in the future and may at any time discontinue the offering of any series or class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights and are freely transferable. Each of the Funds' shares represents an interest in the assets of the Fund issuing the share and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) each dollar of net asset value per share is entitled to one vote, (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class, and (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertains to a particular class and other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Due to the differing expenses of the classes, dividends of Class B and C shares are likely to be lower than for Class A shares, and are likely to be higher for Class Y shares than for any other class of shares.

For some issues, such as the election of directors, all of Davis Series, Inc.'s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately. Shares do not have cumulative voting rights; therefore, the holders of more than 50% of the voting power can elect all of the directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company, such as Davis Series, Inc., will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

In accordance with Maryland law and the Funds' By-laws, the Funds do not hold regular annual shareholder meetings. Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting. The Funds will provide assistance in calling and holding such special meeting to the extent required by Maryland statutes or SEC rules and regulations then in effect.

                             DIRECTORS AND OFFICERS

Each of the directors and officers hold identical offices with each of the Davis Funds (four registrants, a total of 12 separate series): Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., and Davis Variable Account Fund, Inc. As indicated below, certain directors and officers also may hold similar positions with the following mutual funds that are managed by the Adviser: Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds").

The Board of Directors supervises the business and management of the Davis Funds. The Board approves all significant agreements between the Davis Funds and those companies that furnish services to the Davis Funds. The names and addresses of the directors and officers are set forth below, together with their principal business affiliations and occupations for the last five years.

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and that date was seventy-three (73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).

                                                                                 NUMBER
                                                                                 OF
                                                                                 PORTFOLIOS
                                                                                 IN FUND
                                       TERM OF          PRINCIPAL                COMPLEX       OTHER
                     POSITION(S)       OFFICE AND       OCCUPATION(S)            OVERSEEN      DIRECTORSHIPS
NAME                 HELD WITH         LENGTH OF        DURING PAST FIVE         BY            HELD BY
(age)                FUND              TIME SERVED      YEARS                    DIRECTOR      DIRECTOR
---------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:

WESLEY E. BASS       Director          Davis Funds      President of Bass &         12         None
JR. (born                              director         Associates
8/21/31)                               since 1990.      (financial
                                                        consulting);
                                                        formerly First
                                                        Deputy City
                                                        Treasurer, City of
                                                        Chicago; and
                                                        Executive Vice
                                                        President, Chicago
                                                        Title and Trust
                                                        Company (bank and
                                                        trust)

                                                                                 NUMBER
                                                                                 OF
                                                                                 PORTFOLIOS
                                                                                 IN FUND
                                       TERM OF          PRINCIPAL                COMPLEX       OTHER
                     POSITION(S)       OFFICE AND       OCCUPATION(S)            OVERSEEN      DIRECTORSHIPS
NAME                 HELD WITH         LENGTH OF        DURING PAST FIVE         BY            HELD BY
(age)                FUND              TIME SERVED      YEARS                    DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------------------------------------

MARC P. BLUM         Director          Davis Funds      Chief Executive             12         Director, Mid-Atlantic
(born 9/9/42)                          director         Officer, World                         management Realty Trust
                                       since 1986.      Total Return Fund,                     company) (real estate and
                                                        LLP; Of Counsel to                     investment Rodney trust),
                                                        Gordon, Feinblatt,                     Legg Trust Mason Trust
                                                        Rothman, Hoffberger                    Company (asset
                                                        and Hollander, LLC                     (Delaware); Trustee,
                                                        (law firm)                             College of Notre Dame of
                                                                                               Maryland, McDonogh School
                                                                                               and other public
                                                                                               charities, private
                                                                                               foundations and
                                                                                               businesses not affiliated
                                                                                               with the Adviser and that
                                                                                               have no material
                                                                                               relationship with the
                                                                                               Adviser or the Davis
                                                                                               Funds other than that
                                                                                               some of them are
                                                                                               shareholders in one or
                                                                                               more of the Davis Funds



JERRY D. GEIST       Director          Davis Funds      Chairman, Santa Fe          12         Director, CH2M-Hill, Inc.
(born 5/23/34)                         director         Center Enterprises;                    (engineering); Member,
                                       since 1986.      Chairman, Energy &                     Investment Committee for
                                                        Technology Company,                    Microgeneration
                                                        Ltd.                                   Technology Fund, UTECH
                                                                                               Funds
                                                        Retired Chairman
                                                        and President,
                                                        Public Service
                                                        Company of New
                                                        Mexico

                                                                                 NUMBER
                                                                                 OF
                                                                                 PORTFOLIOS
                                                                                 IN FUND
                                       TERM OF          PRINCIPAL                COMPLEX       OTHER
                     POSITION(S)       OFFICE AND       OCCUPATION(S)            OVERSEEN      DIRECTORSHIPS
NAME                 HELD WITH         LENGTH OF        DURING PAST FIVE         BY            HELD BY
(age)                FUND              TIME SERVED      YEARS                    DIRECTOR      DIRECTOR
--------------------------------------------------------------------------------------------------------------------------

D. JAMES GUZY        Director          Davis Funds      Chairman, PLX               12         Director, Intel Corp.
(born 3/7/36)                          director         Technology, Inc.                       (semi-conductor
                                       since 1982       (semi-conductor                        manufacturer), Cirrus
                                                        manufacturer)                          Logic Corp.
                                                                                               (semi-conductor
                                                                                               manufacturer), Alliance
                                                                                               Technology Fund (a mutual
                                                                                               fund), Micro Component
                                                                                               Technology, Inc.
                                                                                               (micro-circuit handling
                                                                                               and testing equipment
                                                                                               manufacturer), Novellus
                                                                                               Systems, Inc.
                                                                                               (semi-conductor
                                                                                               manufacturer) and
                                                                                               LogicVision, Inc.
                                                                                               (semi-conductor software
                                                                                               company)



G. BERNARD           Director          Davis Funds      Managing General            12         none stated
HAMILTON (born                         director         Partner, Avanti
3/18/37)                               since 1978.      Partners, L.P.
                                                        (investment
                                                        partnership)


THEODORE B.          Director          Davis            Chairman, President         12         Trustee, Deputy Mayor
SMITH, JR.                             International    and CEO of John                        and  Commissioner
(born 12/23/32)                        Series,          Hassall, Inc.                          of Public Services for
                                       Inc.,            (fastener                              the Incorporated Village
                                       director         manufacturing);                        of Mill Neck
                                       since 1994;      Managing Director,
                                       Davis Funds      John Hassall, Ltd.;
                                       director         Chairman, John
                                       since 2001       Hassall Japan,
                                                        Ltd.; Chairman of
                                                        Cantrock Realty;
                                                        Chairman of
                                                        McCallum Die (tool
                                                        and die)


CHRISTIAN R.         Director          Davis Funds      General Partner of          12
SONNE (born                            director         Tuxedo Park
5/6/36)                                since 1990.      Associates (land
                                                        holding and
                                                        development firm);
                                                        President and Chief
                                                        Executive Officer
                                                        of Mulford
                                                        Securities
                                                        Corporation
                                                        (private investment
                                                        fund) until 1990;
                                                        formerly Vice
                                                        President of
                                                        Goldman Sachs & Co.
                                                        (investment banking)

                                                                                 NUMBER
                                                                                 OF
                                                                                 PORTFOLIOS
                                                                                 IN FUND
                                       TERM OF          PRINCIPAL                COMPLEX       OTHER
                     POSITION(S)       OFFICE AND       OCCUPATION(S)            OVERSEEN      DIRECTORSHIPS
NAME                 HELD WITH         LENGTH OF        DURING PAST FIVE         BY            HELD BY
(age)                FUND              TIME SERVED      YEARS                    DIRECTOR      DIRECTOR
---------------------------------------------------------------------------------------------------------------

MARSHA WILLIAMS      Director          Davis Funds      Chief                       16         Director, Modine
(born 3/28/51)                         director         Administrative                         Manufacturing, Inc. (heat
                                       since 1999.      Officer of Crate &                     transfer technology);
                                       Selected         Barrel (home                           Director, Chicago Bridge
                                       Funds            furnishings                            & Iron Company, N.V.
                                       director         retailer); former                      (industrial construction
                                       since 1996       Vice President and                     and engineering)
                                                        Treasurer, Amoco
                                                        Corporation (oil &
                                                        gas company)

INSIDE DIRECTORS*:

JEREMY H. BIGGS      Director          Since 1994       Vice Chairman,              12         Director of the Van
(born 8/16/35)                                          Chief Investment                       Eck/Chubb Funds six
                                                        Officer, Chairman                      portfolios (mutual fund
                                                        of U.S. Investment                     investment
                                                        Policy Committee
                                                        and Member of the
                                                        International
                                                        Investment
                                                        Committee, all for
                                                        Fiduciary Trust
                                                        Company
                                                        International
                                                        (money management
                                                        firm Consultant to
                                                        Davis Selected
                                                        Advisers).

ANDREW A. DAVIS      Director          Davis Funds      President or Vice           16
(born 6/25/63)                         director         President of each
                                       since 1997;      Davis Fund and
                                       Davis Funds      Selected Fund;
                                       officer          President, Davis
                                       since 1997;      Selected Advisers,
                                       Selected         L.P., and also
                                       Funds            serves as an
                                       director         executive officer
                                       since 1998       in certain
                                                        companies
                                                        affiliated with the
                                                        Adviser

CHRISTOPHER C.       Director          Davis Funds      Chief Executive Officer,    16
DAVIS                                  director         President or Vice
(born 7/13/65)                         since 1997;      President of each Davis
                                       Davis Funds      Fund and Selected
                                       officer          Fund; Chairman and
                                       since 1997;      Chief Executive Officer,
                                       Selected         Davis Selected
                                       Funds            Advisers, L.P., and also
                                       director         serves as an executive
                                       since 1998       officer in certain
                                                        companies affiliated
                                                        with the Adviser,
                                                        including sole member
                                                        of the Adviser's general
                                                        partner, Davis
                                                        Investments, LLC
                                                        Employee of Shelby
                                                        Cullom Davis & Co.
                                                        (registered
                                                        broker/dealer)

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act. Andrew A. Davis and Christopher C. Davis are brothers.

                       INDEPENDENT DIRECTORS' COMPENSATION

During the fiscal year ended December 31, 2001, the compensation paid to the Directors who are not considered to be interested persons of the Funds was as follows:

                               AGGREGATE FUND                 TOTAL
                NAME            COMPENSATION         COMPLEX COMPENSATION(1)
                ----            ------------         --------------------

Wesley E. Bass                   $20,000                     $63,000
Marc P. Blum                     $21,120                     $66,600
Jerry D. Geist                   $20,000                     $63,000
D. James Guzy                    $20,000                     $63,000
G. Bernard Hamilton              $20,000                     $63,000
Laurence W. Levine(2)             $5,000                     $15,750
Theodore B. Smith, Jr.           $20,000                     $63,000
Christian R. Sonne               $20,000                     $63,000
Marsha Williams                  $20,560                    $104,800

(1) "Total complex compensation" is the aggregate compensation paid for service as a Director by all mutual funds with the same investment adviser. There are seven registered investment companies in the complex.
(2)  Mr. Levine passed away April 2001.

                                    OFFICERS

Davis Funds officers (including some Inside Directors) all hold positions as executive officers with the Adviser and its affiliates, including Davis Selected Advisers, L.P. (the Adviser), Davis Selected Advisers - NY, Inc. (a sub-adviser), Davis Distributors, LLC (the principal underwriter), Davis Investments, LLC (the sole general partner of the Adviser), Venture Advisers, Inc. (a company holding some of the Adviser's limited partnership units) and Davis Partners I, LLC (general partner of an unregistered hedge fund). The Davis Funds do not pay salaries to any of their officers. Each of the Davis Funds' officers serve for one year and until their respective successors are chosen and qualify.

KENNETH C. EICH (BORN 8/14/53, DAVIS FUNDS OFFICER SINCE 1997). Vice President of each of the Davis Funds(consisting of 12 portfolios) and Selected Funds (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser; Director of ICI Mutual (an insurance company); former President and Chief Executive Officer of First of Michigan Corporation (a broker-dealer); former Executive Vice President and Chief Financial Officer of Oppenheimer Management Corporation (a money management firm).

SHARRA L. REED (BORN 9/25/66, DAVIS FUNDS OFFICER SINCE 1997). Vice President, Treasurer and Assistant Secretary of each of the Davis Funds(consisting of 12 portfolios) and Selected Funds (consisting of four portfolios); Vice President Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

THOMAS D. TAYS (BORN 3/7/57, DAVIS FUNDS OFFICER SINCE 1997). Vice President and Secretary of each of the Davis Funds(consisting of 12 portfolios) and Selected Funds (consisting of four portfolios); Vice President, General Counsel and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser. Former Vice President and Special Counsel of U.S. Global Investors, Inc. (a money management firm) and also served as an executive officer in certain companies affiliated with U.S. Global Investors, Inc.

ARTHUR DON (BORN 9/24/53, DAVIS FUNDS OFFICER SINCE 1991). Assistant Secretary of each of the Davis Funds and Selected Funds; Member, D'Ancona & Pflaum LLC (a law firm), counsel to the Independent Directors and the Davis Funds.

                  STANDING COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE. The Davis Funds have an Audit Committee, which is comprised entirely of Independent Directors (Marc P. Blum, Chair; Marsha Williams, Vice Chair; Wesley E. Bass, Jr., D. James Guzy, and Christian R. Sonne). The Audit Committee reviews financial statements and other audit-related matters for the Davis Funds. The Audit Committee also holds discussions with management and with the Independent Accountants concerning the scope of the audit and the Auditor's independence. The Audit Committee meets as often as deemed appropriate by the Audit Committee. The Audit Committee met three times during calendar year 2001.

NOMINATING COMMITTEE. The Davis Funds have a Nominating Committee, which is comprised entirely of Independent Directors (Jerry D. Geist, Chair; Marc P. Blum, D. James Guzy, G. Bernard Hamilton and Christian R. Sonne), which meets as often as deemed appropriate by the Nominating Committee. The Nominating Committee met twice during calendar year 2001. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, reviews and makes recommendations concerning the compensation of the Independent Directors and the chair of the Nominating Committee also serves as the Lead Independent Director. The Nominating Committee does not ordinarily consider nominees recommended by shareholders. However, shareholders may propose nominees by writing to the Nominating Committee, in care of the secretary of the Davis Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona 85706.

BROKERAGE COMMITTEE. The Davis Funds have a Brokerage Committee, which is comprised entirely of Independent Directors (D. James Guzy, Co-Chair, and G. Bernard Hamilton, Co-Chair), which meets as often as deemed appropriate by the Brokerage Committee. The Brokerage Committee met once during calendar year 2001. The Brokerage Committee reviews and makes recommendations concerning Davis Funds portfolio brokerage and trading practices.

PRICING COMMITTEE. The Davis Funds have a Pricing Committee (Marc P. Blum, Chair, Kenneth C. Eich and Sharra R. Reed) that meets as often as deemed appropriate by the Pricing Committee. The Pricing Committee met more than 50 times during calendar year 2001. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund's portfolio securities.

                            DIRECTORS' FUND HOLDINGS

As of December 31, 2001, the Directors had invested the following amounts in the Davis Series Funds and in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

---------------------------------------------------------------------------------------------------------------
                              DAVIS OPPORTUNITY    DAVIS FINANCIAL     DAVIS REAL ESTATE    DAVIS CONVERTIBLE
                                    FUND                 FUND                FUND            SECURITIES FUND
---------------------------------------------------------------------------------------------------------------
                                            INDEPENDENT DIRECTORS:
---------------------------------------------------------------------------------------------------------------
Wesley E. Bass                 $50,001-100,000      over $100,000            none                 none
---------------------------------------------------------------------------------------------------------------
Marc P. Blum                      $1-10,000         over $100,000       $50,001-100,000       over $100,000
---------------------------------------------------------------------------------------------------------------
Jerry D. Geist                 $10,001-50,000      $50,001-100,000       over $100,000       $50,001-100,000
---------------------------------------------------------------------------------------------------------------
D. James Guzy                   over $100,000            None                none                 none
---------------------------------------------------------------------------------------------------------------
G. Bernard Hamilton            $10,001-50,000       over $100,000          $1-10,000         $10,001-50,000
---------------------------- -------------------- ------------------- -------------------- --------------------
Theodore B. Smith, Jr.              none            over $100,000            none                 none
---------------------------------------------------------------------------------------------------------------
Christian R. Sonne                  none                 None                none                 none
---------------------------------------------------------------------------------------------------------------
Marsha Williams                $10,001-50,000       $10,001-50,000      $10,001-50,000       $10,001-50,000
---------------------------------------------------------------------------------------------------------------
                                              INSIDE DIRECTORS:
---------------------------------------------------------------------------------------------------------------
Jeremy H. Biggs                 over $100,000       over $100,000       $50,001-100,000       over $100,000
---------------------------------------------------------------------------------------------------------------
Andrew Davis                        none            over $100,000        over $100,000        over $100,000
---------------------------------------------------------------------------------------------------------------
Christopher Davis               over $100,000       over $100,000        over $100,000        over $100,000
---------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                              DAVIS GOVERNMENT     DAVIS GOVERNMENT     TOTAL INVESTMENT
                                  BOND FUND        MONEY MARKET FUND     IN ALL FUNDS*
------------------------------------------------------------------------------------------
                                 INDEPENDENT DIRECTORS:
------------------------------------------------------------------------------------------
Wesley E. Bass                      none            $50,001-100,000      over $100,000
------------------------------------------------------------------------------------------
Marc P. Blum                      $1-10,000         $10,001-50,000       over $100,000
------------------------------------------------------------------------------------------
Jerry D. Geist                    $1-10,000            $1-10,000         over $100,000
------------------------------------------------------------------------------------------
D. James Guzy                       none                 none            over $100,000
------------------------------------------------------------------------------------------
G. Bernard Hamilton                 none               $1-10,000         over $100,000
------------------------------------------------------------------------------------------
Theodore B. Smith, Jr.              none            $50,001-100,000      over $100,000
------------------------------------------------------------------------------------------
Christian R. Sonne             $50,001-100,000       over $100,000       over $100,000
------------------------------------------------------------------------------------------
Marsha Williams                $10,001-50,000          $1-10,000         over $100,000
------------------------------------------------------------------------------------------
                                    INSIDE DIRECTORS:
------------------------------------------------------------------------------------------
Jeremy H. Biggs                   $1-10,000            $1-10,000         over $100,000
------------------------------------------------------------------------------------------
Andrew Davis                        none            $10,001-50,000       over $100,000
------------------------------------------------------------------------------------------
Christopher Davis                   none                 none            over $100,000
---------------------------- -------------------- -------------------- -------------------

* Total invested in All Funds is the aggregate dollar range of investments in all Funds overseen by the individual director and managed by Davis Selected Advisers, L.P. These include the Davis Funds for all directors and also includes the Selected Funds for Andrew Davis, Christopher Davis and Marsha Williams.

              INDEPENDENT DIRECTORS' AFFILIATIONS AND TRANSACTIONS

None of the Independent Directors (or their immediate family members) owns any securities issued by the Davis Funds' investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the "Adviser and its affiliates"). Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered Inside Directors.

None of the Independent Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $60,000, during the last two calendar years in the Adviser and its affiliates.

None of the Independent Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $60,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, any fund or hedge fund managed by the Adviser, or the Adviser and its affiliates,

None of the Independent Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $60,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, any fund or hedge fund managed by the Adviser, or the Adviser and its affiliates.

None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where an Independent Director (or their immediate family members) served as an officer.

                        CERTAIN SHAREHOLDERS OF THE FUNDS

As of April 1, 2002, officers and directors owned the following percentages of each Class of shares issued by the Funds:

                                          Class A           Class B           Class C          Class Y
                                         ---------         ---------         ---------        ---------
Davis Opportunity Fund                      4.48%              *                 *                *
Davis Government Bond Fund                      *              *                 *                *
Davis Government Money Market Fund              *              *                 *                *
Davis Financial Fund                        3.66%              *                 *                *
Davis Convertible Securities Fund           2.51%              *                 *                *
Davis Real Estate Fund                      7.47%              *                 *                *

* Indicates that officers and directors as a group owned less than 1% of the outstanding shares of the indicated Class of shares.

The following table sets forth as of April 1, 2002, the name and holdings of each person known by Davis Series, Inc., to be a record owner of more than 5% of the outstanding shares of any Class of any of the Funds. Other than as indicated below, the Funds are not aware of any shareholder that beneficially owns in excess of 25% of the Funds' total outstanding shares.

                                                    PERCENT OF CLASS
               NAME AND ADDRESS                        OUTSTANDING
               ----------------                     ------------------

CLASS A SHARES
--------------

DAVIS OPPORTUNITY FUND

SAC & Co.                                                  5.25%
80452131
12E 49th Street, 41st Floor
New York, NY 10017

Charles Schwab and Co. Inc.                                5.39%
101 Montgomery St.
San Francisco, CA 94014-4122

                                                    PERCENT OF CLASS
               NAME AND ADDRESS                        OUTSTANDING
               ----------------                     ------------------

DAVIS FINANCIAL FUND

Shelby Cullom Davis & Co.                                  17.22%
Investment No. 3
609 Fifth Avenue, 11th Floor
New York, NY 10017-1021

Charles Schwab and Co. Inc.                                 9.64%
101 Montgomery St.
San Francisco, CA 94014-4122

Merrill Lynch Pierce Fenner & Smith                         5.79%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484

DAVIS REAL ESTATE FUND

Charles Schwab and Co. Inc.                                14.37%
101 Montgomery St.
San Francisco, CA 94014-4122

Merrill Lynch Pierce Fenner & Smith                         7.67%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484

DAVIS CONVERTIBLE SECURITIES FUND

Shelby Cullom Davis & Co.                                  35.55%
Investment No. 3
609 Fifth Avenue, 11th Floor
New York, NY 10017-1021

Charles Schwab and Co. Inc.                                 5.40%
101 Montgomery St.
San Francisco, CA 94014-4122

DAVIS GOVERNMENT BOND FUND

Smith Barney House Account                                  8.33%
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2483

Merrill Lynch Pierce Fenner & Smith                         6.12%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484

                                                    PERCENT OF CLASS
               NAME AND ADDRESS                        OUTSTANDING
               ----------------                     ------------------


DAVIS GOVERNMENT MONEY MARKET FUND

Shelby Cullom Davis & Co.                                 58.83%
Investment No. 3
609 Fifth Avenue, 11th Floor
New York, NY 10017-1021

Davis Selected Advisers, L.P.                             10.87%
Attn: Anna Midkiff
124 East Marcy St.
P.O. Box 1688
Santa Fe, NM 87504-1688

Davis Distributors, LLC                                    5.95%
Attn: Ron Moore
2949 East Elvira Road, Suite 101
Tucson, AZ 85706-7128




                                                    PERCENT OF CLASS
               NAME AND ADDRESS                        OUTSTANDING
               ----------------                     ------------------

CLASS B SHARES

DAVIS OPPORTUNITY FUND

Merrill Lynch Pierce Fenner & Smith                       17.17%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484

DAVIS FINANCIAL FUND

Merrill Lynch Pierce Fenner & Smith                       21.34%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484

Smith Barney House Account                                 7.83%
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2483

                                                    PERCENT OF CLASS
               NAME AND ADDRESS                        OUTSTANDING
               ----------------                     ------------------

DAVIS REAL ESTATE FUND

Merrill Lynch Pierce Fenner & Smith                     19.92%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484

Smith Barney House Account                               8.85%
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2483

DAVIS CONVERTIBLE SECURITIES FUND

Merrill Lynch Pierce Fenner & Smith                     19.36%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484

Smith Barney House Account                              11.21%
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2483

DAVIS GOVERNMENT BOND FUND

Merrill Lynch Pierce Fenner & Smith                     39.95%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484

DAVIS GOVERNMENT MONEY MARKET FUND

Smith Barney House Account                               8.02%
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2483

                                                    PERCENT OF CLASS
               NAME AND ADDRESS                        OUTSTANDING
               ----------------                     ------------------


CLASS C SHARES

DAVIS OPPORTUNITY FUND

Merrill Lynch Pierce Fenner & Smith                      21.15%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484

Smith Barney House Account                                5.55%
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2483

DAVIS FINANCIAL FUND

Merrill Lynch Pierce Fenner & Smith                      27.06%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484

Smith Barney House Account                                7.73%
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2483

DAVIS REAL ESTATE FUND

Merrill Lynch Pierce Fenner & Smith                      13.89%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484

DAVIS CONVERTIBLE SECURITIES FUND

Merrill Lynch Pierce Fenner & Smith                      20.67%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484

Smith Barney House Account                               11.35%
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2483

DAVIS GOVERNMENT MONEY MARKET FUND

Mesirow Financial Inc.                                    5.33%
FBO Earl Abramson
350 North Clark Street
Chicago, IL 60610-4712

                                                    PERCENT OF CLASS
               NAME AND ADDRESS                        OUTSTANDING
               ----------------                     ------------------


DAVIS GOVERNMENT BOND FUND

Merrill Lynch Pierce Fenner & Smith                       49.26%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484




                                                    PERCENT OF CLASS
               NAME AND ADDRESS                        OUTSTANDING
               ----------------                     ------------------

CLASS Y SHARES

DAVIS OPPORTUNITY FUND

Naidot & Co.                                              81.26%
Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ 07095-1125

Merrill Lynch Pierce Fenner & Smith                       16.70%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484

DAVIS FINANCIAL FUND

Merrill Lynch Pierce Fenner & Smith                       73.44%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484

DAVIS REAL ESTATE FUND

Naidot & Co.                                              68.52%
Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ 07095-1125

Philip O. Geier, President                                19.27%
Armand Hammer United World College
P.O. Box 248
Montezuma, NM 87731-0248

DAVIS CONVERTIBLE SECURITIES FUND

Naidot & Co.                                              97.09%
Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ 07095-1125

                                                    PERCENT OF CLASS
               NAME AND ADDRESS                        OUTSTANDING
               ----------------                     ------------------


DAVIS GOVERNMENT MONEY MARKET FUND                       100%
A.G. Edwards & Sons Inc. C/F                             100%
Celeste A. Grizzle
One North Jefferson
St. Louis, MO 63101-2287

DAVIS GOVERNMENT BOND FUND

Merrill Lynch Pierce Fenner & Smith                      95.93%
Attn: Fund Administration
4800 Deerlake Drive East, Second Floor
Jacksonville, FL 32246-6484



                          INVESTMENT ADVISORY SERVICES

Davis Selected Advisers, L.P. (the "Adviser"), whose principal office is at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, serves as investment adviser for Davis New York Venture Fund, Inc., Davis Series, Inc., Davis International Series, Inc., Davis Variable Account Fund, Inc. (collectively the "Davis Funds"), Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust (collectively the "Selected Funds"). The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, hedge funds and managed money/wrap accounts. Davis Investments, LLC, an entity controlled by Christopher C. Davis is the Adviser's sole general partner. Christopher C. Davis is Chief Executive Officer of the Adviser and, as the sole member of the general partner, controls the Adviser. Davis Distributors, LLC ("the Distributor"), a subsidiary of the Adviser, serves as the distributor or principal underwriter of the funds which the Adviser administers, including Davis Funds, Selected Funds, a hedge fund and offshore funds. Davis Selected Advisers - NY, Inc. ("Sub-Adviser"), a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Davis Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.

ADVISORY AGREEMENT. Pursuant to the Advisory Agreement, each Fund pays the Adviser a fee according to the following schedule:

Davis Opportunity Fund, Davis Financial Fund, Davis Real Estate Fund and Davis Convertible Securities Fund each pay the Adviser a monthly fee at an annual rate based on average net assets, as follows: 0.75% on the first $250 million of average net assets; 0.65% on the next $250 million of average net assets; and 0.55% on average net assets in excess of $500 million.

Davis Government Bond Fund pays the Adviser a fee at the annual rate of 0.50% of average net assets. Davis Government Money Market Fund pays the Adviser 0.50% on the first $250 million of average net assets; 0.45% on the next $250 million of average net assets; and 0.40% on average net assets in excess of $500 million.

Advisory fees are allocated among each Class of shares in proportion to each Class's relative total net assets. These fees may be higher than those of most other mutual funds, but are not necessarily higher than those paid by funds with similar objectives.

The Funds paid the following aggregate advisory fees to the Adviser:

                                                                   FISCAL YEAR ENDED
                                                                      DECEMBER 31,
                                                        2001               2000             1999
                                                     ----------        -----------      ----------
DAVIS OPPORTUNITY FUND                               $1,298,786        $1,148,892         $806,845
DAVIS FINANCIAL FUND                                  7,345,054         6,051,848        6,133,985
DAVIS REAL ESTATE FUND                                2,452,597         2,272,019        2,683,242
DAVIS CONVERTIBLE FUND                                1,501,495         1,847,527        2,003,319
DAVIS GOVERNMENT BOND FUND                              260,406           184,535          304,347
DAVIS GOVERNMENT MONEY MARKET FUND                    2,410,199         2,579,145        2,529,714

In accordance with the provisions of the 1940 Act, the Advisory Agreement and Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60 days' written notice by the Board of Directors, the vote of the holders of a majority of the Funds' outstanding shares or the Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement must be approved at least annually by the Funds' Board of Directors or by the vote of holders of a majority of the outstanding shares of the Funds. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party. The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under "Portfolio Transactions."

The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers - NY, Inc. ("Sub-Adviser"), where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the Adviser pays all of the Sub-Adviser's direct and indirect costs of operation. All of the fees paid to the Sub-Adviser are paid by the Adviser and not the Funds.

Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds' Board of Directors, provides management and investment advice and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of Directors of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. The Funds reimburse the Adviser for providing certain services, including accounting and administrative services, qualifying shares for sale with state agencies, and shareholder services. Such reimbursements are detailed below:


                                                                 FISCAL YEAR ENDED
                                                                    DECEMBER 31,
                                                        2001           2000           1999
                                                       -------        -------        -------
DAVIS OPPORTUNITY FUND
Accounting and Administrative Services                  $6,504         $6,504         $6,504
Qualifying Shares for Sale With State Agencies           9,996          9,996          9,996
Shareholder Services                                    26,886         26,907         23,054

DAVIS FINANCIAL FUND
Accounting and Administrative Services                  14,496         14,496         14,496
Qualifying Shares for Sale With State Agencies           9,996          9,996          9,996
Shareholder Services                                   163,523        162,062        165,263

DAVIS REAL ESTATE FUND
Accounting and Administrative Services                   9,504          9,504          9,504
Qualifying Shares for Sale With State Agencies           9,996          9,996          9,996
Shareholder Services                                    37,886         44,238         57,797

DAVIS CONVERTIBLE SECURITIES FUND
Accounting and Administrative Services                   7,500          7,500          7,500
Qualifying Shares for Sale With State Agencies           9,996          9,996          9,996
Shareholder Services                                    16,638         21,610         25,721

DAVIS GOVERNMENT BOND FUND
Accounting and Administrative Services                   2,496          2,496          2,496
Qualifying Shares for Sale With State Agencies           9,996          9,996          9,996
Shareholder Services                                     5,470          5,032          7,095

DAVIS GOVERNMENT MONEY MARKET FUND
Accounting and Administrative Services                  37,500         37,500         37,500
Qualifying Shares for Sale With State Agencies           9,996          9,996          9,996
Shareholder Services                                    15,595         15,472         19,104

APPROVAL OF THE ADVISORY AND SUB-ADVISORY AGREEMENTS. The Board of Directors is scheduled to meet four times a year. The Directors, including the Independent Directors, believe that matters bearing on the Advisory and Sub-Advisory Agreements are considered at most, if not all, of their meetings. The Independent Directors are advised by independent legal counsel selected by the Independent Directors.

In March 2002 the Directors, including a majority of the Independent Directors, approved the continuation of existing advisory and sub-advisory agreements for each of the Davis Funds without any material changes. In considering the Advisory and Sub-Advisory Agreements, the Board of Directors, including the Independent Directors, did not identify any single factor as all-important or controlling.

In preparation for this review the Independent Directors submitted a set of questions to the Adviser and Sub-Adviser specifically relating to renewal of the agreements. In March 2002 the Independent Directors met with officers representing the Adviser and Sub-Adviser, and with counsel for the Independent Directors, and reviewed the answers, and supporting exhibits. These materials reviewed included: (i) information on the investment performance of the each Fund , a peer group of funds and an appropriate index; (ii) sales and redemptions of each Fund, the (iii) information concerning the expenses of each Fund compared against a peer group of funds, and (iv) the Adviser's and Sub-Adviser's operations and financial condition. The Directors, including the Independent Directors, regularly review, among other issues: (i) arrangements in respect of the distribution of Davis Fund's shares, (ii) the allocation of Davis Funds' brokerage, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (iii) the Adviser's management of the relationships with the Davis Funds' third party providers, including custodian and transfer agents, (iv) the resources devoted to and the record of compliance with the Davis Funds' investment policies and restrictions and with policies on personal securities transactions, and (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

UNIQUE NATURE OF EACH FUND. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Davis Funds. While the Davis Funds may have many similarities to these other funds, the investment performance of each fund will be different due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

CODE OF ETHICS. The Adviser, Distributor and the Davis Funds have adopted Codes of Ethics that regulates the personal securities transactions of the Adviser's investment personnel, other employees and affiliates with access to information regarding securities transactions of the Davis Funds. Such employees may invest in securities, including securities that may be purchased or held by the Davis Funds. A copy of the Code of Ethics is on public file with, and available from, the Securities and Exchange Commission.

                           DISTRIBUTION OF FUND SHARES

DISTRIBUTION PLANS. Each of the Davis Funds has adopted Distribution Plans under which Class A, B and C shares reimburse the Distributor for some of its distribution expenses. The Distribution Plans were approved by the Board of Directors of each Davis Fund in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan are included in the operating expenses of the Class.

HOW SHARE CLASSES AFFECT PAYMENTS TO BROKERS. A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, C and Y contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based on the value of shares of the Funds owned by the dealer or financial institution for its own account or for its customers.

OTHER PAYMENTS TO BROKERS, DEALERS OR OTHER FINANCIAL INSTITUTIONS. Under the plans, the Adviser and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Adviser may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Adviser may increase or decrease the amount of payments they make from their own resources to plan recipients.

CLASS A SHARES. Payments under the Class A Distribution Plan may be up to an annual rate of 0.25% of the average daily net asset value of the Class A shares. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling Class A shares, servicing its shareholders and maintaining its shareholder accounts. Normally, servicing fees are paid at the annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of each Davis Fund. In addition, when the Distributor pays a commission to a broker-dealer for purchases of $1 million or more of Class A shares, the Fund may reimburse the Distributor for this commission. The Fund will not reimburse this commission if the result would be that Class A shares would pay Distribution Plan fees in excess of 0.25% of average assets. Payments under the Class A Distribution Plan also may be used to reimburse the Distributor for other distribution costs (excluding overhead) not covered in any year by any portion of the sales charges the Distributor retains.

CLASS B SHARES. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., which currently is 1%. Therefore, the effective rate of the Class B Distribution Plan at present is 1%. In accordance with current applicable rules, such payments are also limited to 6.25% of gross sales of Class B shares plus interest at 1% over the prime rate on any unpaid amounts. The Distributor pays broker/dealers up to 4% in commissions on new sales of Class B shares. Up to an annual rate of 0.75% of the average daily net assets is used to reimburse the Distributor for these commission payments. Most or all of such commissions are reallowed to salespersons and to firms responsible for such sales. No commissions are paid by the Davis Funds with respect to sales by the Distributor to officers, directors and full-time employees of the Davis Funds, the Distributor, the Adviser, the Adviser's general partner or the Sub-Adviser. Up to 0.25% of average net assets is used to reimburse the Distributor for the payment of service and maintenance fees to its salespersons and other firms for shareholder servicing and maintenance of its shareholder accounts.

CLASS C SHARES. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., which currently is 1%. Therefore, the effective rate of the Class B Distribution Plan at present is 1%. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan. The entire amount of payments may be used to reimburse the Distributor for the payments of commissions, service and maintenance fees to its salespersons and other firms for selling new Class C shares, shareholder servicing and maintenance of its shareholder accounts.

CARRYOVER PAYMENTS. If, due to the foregoing payment limitations, any Davis Fund is unable to pay the Distributor the 4% commission on new sales of Class B shares, or the 1% commission on new sales of Class C shares, the Distributor intends, but is not obligated, to accept new orders for shares and pay commissions in excess of the payments it receives from the Fund. The Distributor intends to seek full payment from each Davis Fund of any excess amounts with interest at 1% over the prime rate at such future date, when and to the extent such payments on new sales would not be in excess of the limitations. Davis Funds are not obligated to make such payments; the amount (if any), timing and condition of any such payments are solely within the discretion of the Directors who are not interested persons of the Distributor or the Davis Funds, and have no direct or indirect financial interest in the Class B or C Distribution Plans (the "Independent Directors"). If any Davis Fund terminates its Class B or C share Distribution Plan, the Distributor will ask the Independent Directors to take whatever action they deem appropriate with regard to the payment of any excess amounts. As of December 31, 2001, the cumulative totals of these carryover payments were:

CLASS B SHARES                              DOLLARS      % OF CLASS NET ASSETS
--------------                              -------      ---------------------
Davis Opportunity Fund                     $2,809,228                 4%
Davis Financial Fund                       27,767,552                 7%
Davis Real Estate Fund                     13,348,428                15%
Davis Convertible Securities Fund           6,944,777                12%
Davis Government Bond Fund                    786,337                 2%

DAVIS GOVERNMENT MONEY MARKET FUND. With respect to Davis Government Money Market Fund, the Distribution Plan for each class of shares does not provide for any amounts to be paid by the Fund directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee for distribution to the extent such fee may be considered to be indirectly financing any activity or expense that is primarily intended to result in the sale of Fund shares.

ADDITIONAL INFORMATION CONCERNING THE DISTRIBUTION PLANS. In addition, to the extent that any investment advisory fees paid by the Davis Funds may be deemed to be indirectly financing any activity that is primarily intended to result in the sale of Fund shares within the meaning of Rule 12b-1, the Distribution Plans authorize the payment of such fees.

The Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund's outstanding Class of shares. The Distributor is required to furnish quarterly written reports to the Board of Directors detailing the amounts expended under the Distribution Plans. The Distribution Plans may be amended provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Distribution Plans are in effect, the Davis Funds must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing Independent Directors.

DEALER COMPENSATION. As described herein, dealers or others may receive different levels of compensation depending on which class of shares they sell. The Distributor may make expense reimbursements for special training of a dealer's registered representatives or personnel of dealers and other firms who provide sales or other services with respect to the Davis Funds and/or their shareholders, or to defray the expenses of meetings, advertising or equipment. Any such amounts may be paid by the Distributor from the fees it receives under the Class A, B and C Distribution Plans.

In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents who sell shares of the Davis Funds. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Davis Funds during a specified period of time.

FUND SUPERMARKETS. The Davis Funds participate in various "Fund Supermarkets" in which a supermarket sponsor (usually a registered broker-dealer) offers many mutual funds to the supermarket sponsor's clients without charging the clients a sales charge. The Davis Funds pay the supermarket sponsor a negotiated fee for distributing the shares and for continuing services provided to their shareholders.

A portion of the supermarket sponsor's fee (that portion related to sales, marketing, or distribution of shares) is paid with fees authorized under the Distribution Plans.

A portion of the supermarket sponsor's fee (that portion related to shareholder services such as new account set-up, shareholder accounting, shareholder inquiries, transaction processing, and shareholder confirmations and reporting) is paid as a shareholder servicing fee of each Davis Fund. Each Davis Fund would typically be paying these shareholder servicing fees directly, were it not that the supermarket sponsor holds all customer accounts in a single omnibus account with each Davis Fund. The amount of shareholder servicing fees that a Davis Fund may pay to supermarket sponsors may not exceed the lesser of (a) one-tenth of 1 percent of net assets held by such supermarket sponsors per year, or (b) the shareholder servicing costs saved by the Fund with the omnibus account (determined in the reasonable judgement of the Adviser).

If the supermarket sponsor's fees exceed the sum available from the Distribution Plans and shareholder servicing fees, then the Adviser pays the remainder out of its profits.

THE DISTRIBUTOR. Davis Distributors, LLC ("the Distributor"), 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, is a wholly owned subsidiary of the Adviser, and pursuant to a Distributing Agreement acts as principal underwriter of the Davis Fund's shares on a continuing basis. By the terms of the Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Davis Fund's shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

The Distributor received the following amounts in total sales charges (which the Funds do not pay) on the sale of Class A shares:


                                                         FISCAL YEAR ENDED
                                                            DECEMBER 31,
                                               2001             2000             1999
                                             --------         --------         --------
DAVIS OPPORTUNITY FUND                       $312,310         $118,884          $57,858
     Amount Reallowed to Dealers              263,568          100,152           49,677

DAVIS FINANCIAL FUND                        1,538,179        1,716,842        1,456,334
     Amount Reallowed to Dealers            1,300,987        1,455,884        1,229,832

DAVIS REAL ESTATE FUND                        188,470          253,677          357,316
     Amount Reallowed to Dealers              158,690          223,647          302,241

DAVIS CONVERTIBLE SECURITIES FUND              99,526           95,370          233,781
     Amount Reallowed to Dealers               84,147           80,294          200,191

DAVIS GOVERNMENT BOND FUND                     51,422           15,295           50,142
     Amount Reallowed to Dealers               43,423           12,380           43,129

Davis Government Money Market Fund does not charge a sales load for any class of shares.

For the year ended December 31, 2001, the Distributor received compensation on redemptions and repurchases of shares in the following amounts:

                                              CLASS A SHARES        CLASS B SHARES        CLASS C SHARES
                                              --------------        --------------        --------------
Davis Opportunity Fund                                $0                 $84,594            $24,248
Davis Financial Fund                               7,290                $968,498            $60,974
Davis Real Estate Fund                                72                $214,610              5,803
Davis Convertible Fund                                 0                 239,053              2,252
Davis Government Bond Fund                        19,274                 129,910             25,435
Davis Government Money Market Fund                $2,237                       0                  0

The Distributor received the following amounts as reimbursements under the Distribution Plans:

                                                                  FISCAL YEAR ENDED
                                                                      DECEMBER 31,
                                                       2001               2000             1999
                                                     --------           --------         --------
DAVIS OPPORTUNITY FUND
Class A shares                                       $203,481           $141,860         $114,740
Class B shares                                        614,531            622,450          481,629
Class C shares                                        186,214             82,645           34,846

DAVIS FINANCIAL FUND
Class A shares                                      1,167,850            888,642          866,206
Class B shares                                      4,230,080          3,662,809        4,177,902
Class C shares                                      1,430,965            983,139          957,064

DAVIS REAL ESTATE FUND
Class A shares                                        331,195            296,632          392,768
Class B shares                                        868,197            862,486        1,198,831
Class C shares                                        368,249            311,302          337,845

DAVIS CONVERTIBLE SECURITIES FUND
Class A shares                                        131,631            156,846          227,169
Class B shares                                        641,798            814,131          888,663
Class C shares                                        148,222            180,688          225,161

DAVIS GOVERNMENT BOND FUND
Class A shares                                         41,534             37,686           51,351
Class B shares                                        273,154            188,704          327,123
Class C shares                                         77,926             27,391           65,473

                        OTHER IMPORTANT SERVICE PROVIDERS

CUSTODIAN. State Street Bank and Trust Company ("State Street" or "Custodian"), 66 Brooks Drive, Braintree, MA 02184, serves as custodian of each Davis Fund's assets. The Custodian maintains all of the instruments representing the Davis Fund's investments and all cash. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits the Davis Fund's assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors. The Custodian also provides certain fund accounting and transfer agent services.

AUDITORS. KPMG LLP ("KPMG"), 707 17th Street, Suite 2300, Denver, CO 80202, serves as independent auditors for each of the Davis Funds. The auditors consult on financial accounting and reporting matters, and meet with the Audit Committee of the Board of Directors. In addition, KPMG reviews federal and state income tax returns and related forms.

COUNSEL. D'Ancona & Pflaum LLC, 111 East Wacker Drive, Suite 2800, Chicago, IL 60601, serves as counsel to the Davis Funds and also serves as counsel for those members of the Board of Directors who are not affiliated with the Adviser.

SECTION III: CLASSES OF SHARES, PURCHASES, EXCHANGES AND REDEMPTIONS

                    SELECTING THE APPROPRIATE CLASS OF SHARES

Each of the Davis Funds offers four classes of shares. With certain exceptions described below, Class A shares are sold with a front-end sales charge at the time of purchase and are not subject to a sales charge when they are redeemed. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six years after purchase. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class C shares are purchased at their net asset value per share without the imposition of a front-end sales charge but are subject to a 1% deferred sales charge if redeemed within one year after purchase, and do not have a conversion feature. The four classes of Davis Government Money Market Fund shares are available so as to enable investors to facilitate exchanges since, with the exception of exchanges from Class A shares to Class Y shares, shares may be exchanged only for shares of the same class. Davis Government Money Market shares are sold directly without sales charges; however, front-end or deferred sales charges may be imposed, in certain cases, upon their exchange into shares of other Davis Funds (see "Exchange of Shares"). Class Y shares are offered to (i) trust companies, bank trusts, pension plans, endowments or foundations acting on behalf of their own account or one or more clients for which such institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time ("Institutions"); (ii) any state, county, city, department, authority or similar agency that invests at least $5,000,000 at any one time ("Governmental Entities"); and (iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Distributor ("Wrap Program Investors"). Class Y shares are sold at net asset value without the imposition of Rule 12b-1 charges. Shares of the Davis Government Money Market Fund are offered at net asset value. However, in the case of certain exchanges, the Money Market Fund shares received may be subject to an escrow, pursuant to a Statement of Intention, or a contingent deferred sales load. See "Exchange of Shares."

Depending on the amount of the purchase and the anticipated length of time of the investment, investors may choose to purchase one Class of shares rather than another. Investors who would rather pay the entire cost of distribution, or sales charge, at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B or C shares, in which case 100% of the purchase price is invested immediately. The Davis Funds will not accept any purchase of Class B shares in the amount of $250,000 or more per investor. Such purchase must be made in Class A shares. Class C shares may be more appropriate for the short-term investor. The Davis Funds will not accept any purchase of Class C shares when Class A shares may be purchased at net asset value.

CLASS A SHARES. Class A shares of the Davis Funds (other than shares of Davis Government Money Market Fund) are sold at their net asset value plus a sales charge. The amounts of the sales charges are shown in the following table:

                                                                                             CUSTOMARY
                                         SALES CHARGE              CHARGE AS            CONCESSION TO YOUR
                                         AS PERCENTAGE      APPROXIMATE PERCENTAGE     DEALER AS PERCENTAGE
AMOUNT OF PURCHASE                     OF OFFERING PRICE      OF AMOUNT INVESTED         OF OFFERING PRICE
------------------                     -----------------      ------------------         -----------------
$99,999 or less..............................4-3/4%                     5.0%                     4%
$100,000 to $249,999.........................3-1/2%                     3.6%                     3%
$250,000 to $499,999.........................2-1/2%                     2.6%                     2%
$500,000 to $749,999.............................2%                     2.0%                 1-3/4%
$750,000 to $999,999.............................1%                     1.0%              3/4 of 1%
$1,000,000 or more...............................0%                     0.0%                    0%*

* On purchases of $1 million or more, the investor pays no front-end sales charge but a contingent deferred sales charge of 0.75% is imposed if shares purchased at net asset value without a sales load are redeemed within the first year after purchase. The Distributor may pay the financial service firm a commission during the first year after such purchase at an annual rate as follows:

          PURCHASE AMOUNT                           COMMISSION
          ---------------                           ----------
        First   $3,000,000...........................  .75%
        Next    $2,000,000...........................  .50%
        Over    $5,000,000...........................  .25%

Where a commission is paid for purchases of $1 million or more, such payment will be made from 12b-1 distribution fees received from the Davis Funds and, in cases where the limits of the distribution plan in any year have been reached, from the Distributor's own resources.

REDUCTION OF CLASS A SALES CHARGE. There are a number of ways to reduce the sales charge imposed on the purchase of the Davis Funds' Class A shares, as described below. These reductions are based upon the fact that there is less sales effort and expense involved with respect to purchases by affiliated persons and purchases made in large quantities. If you claim any reduction of sales charges, you or your dealer must so notify the Distributor (or State Street Bank and Trust if the investment is mailed to State Street Bank and Trust) when the purchase is made. Enough information must be given to verify that you are entitled to such right.

(1) FAMILY OR GROUP PURCHASES. Certain purchases made by or for more than one person may be considered to constitute a single purchase, including (i) purchases for family members, including spouses and children under 21, (ii) purchases by trust or other fiduciary accounts and purchases by Individual Retirement Accounts for employees of a single employer, and (iii) purchases made by an organized group of persons, whether incorporated or not, if the group has a purpose other than buying shares of mutual funds. For further information on group purchase reductions, contact the Adviser or your dealer.

(2) STATEMENTS OF INTENTION. Another way to reduce the sales charge is by signing a Statement of Intention ("Statement"). See Appendix B: "Terms and Conditions of a Statement of Intention." If you enter into a Statement of Intention you (or any "single purchaser") may state that you intend to invest at least $100,000 in the Funds' Class A shares over a 13-month period. The amount you say you intend to invest may include Class A shares that you already own (except purchases into Davis Government Money Market
     Fund) valued at the offering price, at the end of the period covered by the Statement. A Statement may be backdated up to 90 days to include purchases made during that period, but the total period covered by the Statement may not exceed 13 months.

     Shares having a value of 5% of the amount you state you intend to invest will be held "in escrow" to make sure that any additional sales charges are paid. If any of the Funds' shares are in escrow pursuant to a Statement and such shares are exchanged for shares of another Davis Fund, the escrow will continue with respect to the acquired shares.

     No additional sales charge will be payable if you invest the amount you have indicated. Each purchase under a Statement will be made as if you were buying the total amount indicated at one time. For example, if you indicate that you intend to invest $100,000, you will pay a sales charge of 3-1/2% on each purchase.

     If during the 13-month period you invest less than the amount you have indicated, you will pay an additional sales charge. For example, if you state that you intend to invest $250,000 and actually invest only $100,000, you will, by retroactive adjustment, pay a sales charge of 3-1/2%. The sales charge you actually pay will be the same as if you had purchased the shares in a single purchase.

     A Statement does not bind you to buy, nor does it bind the Adviser or Distributor to sell, the shares covered by the Statement.


(3) RIGHTS OF ACCUMULATION. Another way to reduce the sales charge is under a right of accumulation. This means that the larger purchase entitled to a lower sales charge does not have to be in dollars invested at one time. The larger purchases that you (or any "single purchaser") make at any one time can be determined by adding to the amount of a current purchase the value of Fund shares (at offering price) already owned by you. Money market fund shares are not counted in determining the total amount of Funds shares owned.

     For example, if you owned $100,000 worth (at offering price) of shares (including Class A, B and C shares of all Davis Funds except money market fund shares) and invested $5,000 in additional shares, the sales charge on that $5,000 investment would be 3-1/2%, not 4-3/4%.

(4) COMBINED PURCHASES WITH OTHER DAVIS FUNDS. Your ownership or purchase of Class A, B and C shares of other Davis Funds (except money market fund shares) also may reduce your sales charges in connection with the purchase of the Fund's Class A shares. This applies to all three situations for reduction of sales charges discussed above.

     If a "single purchaser" decides to buy a Fund's Class A shares as well as Class A, B or C shares of any of the other Davis Funds (except money market fund shares) at the same time, these purchases will be considered a single purchase for the purpose of calculating the sales charge. For example, a single purchaser can invest at the same time $100,000 in Davis New York Venture Fund's Class A shares and $150,000 in the Class A shares of Davis Financial Fund and pay a sales charge of 2-1/2%, not 3-1/2%.

     Similarly, a Statement of Intention for the Fund's Class A shares and for the Class A shares of the other Davis Funds may be aggregated. In this connection, the Funds' Class A shares and the Class A shares of the other Davis Funds that you already own, valued at the current offering price at the end of the period covered by your Statement of Intention, may be included in the amount you have stated you intend to invest pursuant to your Statement.

     Lastly, the right of accumulation also applies to the Class A, B and C shares of the other Davis Funds that you own. Thus, the amount of current purchases of the Fund's Class A shares that you make may be added to the value of the Class A, B and C shares of the other Davis Funds (valued at their current offering price, excluding money market fund shares) already owned by you in determining the applicable sales charge.

     In all of the above instances where you wish to assert this right of combining the shares you own of the other Davis Funds, you or your dealer must notify the Distributor (or State Street Bank and Trust, if the investment is mailed to State Street Bank and Trust) of the pertinent facts. Enough information must be given to permit verification as to whether you are entitled to a reduction in sales charges.

(5) PURCHASES FOR EMPLOYEE BENEFIT PLANS. Trustees or other fiduciary accounts and Individual Retirement Accounts ("IRA") of a single employer are treated as purchases of a single person. Purchases of and ownership by an individual and such individual's spouse under an IRA are combined with their other purchases and ownership.

SALES AT NET ASSET VALUE. There are situations where the sales charge will not apply to the purchase of Class A shares. A sales charge is not imposed on these transactions either because the purchaser deals directly with the Fund (as in employee purchases), or because a responsible party (such as a financial institution) is providing the necessary services usually provided by a registered representative. However, if investors effect purchases in Fund shares through a broker or agent, the broker or agent may charge a fee. The sales charge will not apply to:

(1) Class A shares purchased through the automatic reinvestment of dividends and distributions;

(2) Class A shares purchased by directors, officers and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser or Distributor, including former directors and officers and any spouse, child, parent, grandparent, brother or sister ("immediate family members") of all of the foregoing and any employee benefit or payroll deduction plan established by or for such persons;

(3) Class A shares purchased by any registered representatives, principals and employees (and any immediate family member) of securities dealers having a sales agreement with the Distributor;

(4) Initial purchases of Class A shares totaling at least $250,000 but less than $5,000,000, made at any one time by banks, trust companies and other financial institutions on behalf of one or more clients for which such institution acts in a fiduciary capacity;

(5) Class A shares purchased by any single account covering a minimum of 250 eligible employees or participants (the Fund may, at its discretion, waive this 250 participant minimum; for example, the 250 participant minimum may be waived for certain financial institutions providing transfer agent and/or administrative services, or for fee-based mutual fund marketplace programs) and representing a defined benefit plan, defined contribution plan, cash or deferred plan qualified under 401(a) or 401(k) of the Internal Revenue Code, or a plan established under Section 403(b), 457 or 501(c)(9) of such Code, "rabbi trusts" or other nonqualified plans;

(6) Class A shares purchased by persons participating in a "wrap account" or similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Fund's Distributor or by investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting, or other fee for their services; and clients of such investment advisors or financial planners who place trades for their own accounts, if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent;

(7) Class A shares amounting to less than $5,000,000 purchased by any state, county, city, department, authority or similar agency; and

(8) Shareholders making purchases in certain accounts offered by securities firms that have entered into contracts with the Fund and which charge fees based on assets in the account.

The Fund also may issue Class A shares at net asset value incident to a merger with or acquisition of assets of an investment company. The Fund occasionally may be provided with an opportunity to purchase substantially all the assets of a public or private investment company or to merge another such company into the Fund. This offers the Fund the opportunity to obtain significant assets. No dealer concession is involved. It is industry practice to effect such transactions at net asset value, as it would adversely affect the Fund's ability to do such transactions if the Fund had to impose a sales charge.

CLASS B SHARES. Class B shares are offered at net asset value, without a front-end sales charge. The Distributor receives and usually re-allows commissions to firms responsible for the sale of such shares. With certain exceptions described below, the Davis Funds (except for Davis Government Money Market Fund) impose a deferred sales charge of 4% on shares redeemed during the first year after purchase, 3% on shares redeemed during the second or third year after purchase, 2% on shares redeemed during the fourth or fifth year after purchase and 1% on shares redeemed during the sixth year after purchase. Class B shares will be subject to a maximum Rule 12b-1 fee at the annual rate of 1% of the class' average daily net asset value. The Davis Funds will not accept any purchase of Class B shares in the amount of $250,000 or more per investor.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front-end sales charge. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under a private Internal Revenue Service Ruling, such a conversion will not constitute a taxable event under the federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B shareholders. In addition, certain Class B shares held by certain defined contribution plans automatically convert to Class A shares based on increases of plan assets.

CLASS B SPECIAL DISTRIBUTION ARRANGEMENT. Davis Funds have entered into an agreement with Merrill Lynch to waive the Contingent Deferred Sales Charge ("CDSC") of Class B shares sold to Qualifying Retirement Plans. Under this agreement Class B shares of the Davis Funds are made available to Retirement Plan participants such as 401K or 403B plans at net asset value with the waiver of the CDSC if:

(i) The Retirement Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Retirement Plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Retirement Plan has less than $3 million in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Funds' principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"), or

(ii) The Retirement Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract of alliance arrangement with Merrill Lynch, and on the date the Retirement Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments, or

(iii) The Retirement Plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the Retirement Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

Retirement Plans record-kept on a daily basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Davis Mutual Funds convert to Class A shares once the Retirement Plan has reached $5 million invested in Applicable Investments. The Retirement Plan will receive a Retirement Plan level share conversion.

CLASS C SHARES. Class C shares are offered at net asset value without a sales charge at the time of purchase. Class C shares redeemed within one year of purchase will be subject to a 1% charge upon redemption. Class C shares do not have a conversion feature. The Davis Funds will not accept any purchases of Class C shares when Class A shares may be purchased at net asset value.

The Distributor will pay a commission to the firm responsible for the sale of Class C shares. No other fees will be paid by the Distributor during the one-year period following purchase. The Distributor will be reimbursed for the commission paid from 12b-1 fees paid by the Funds during the one-year period. If Class C shares are redeemed within the one-year period after purchase, the 1% redemption charge will be paid to the Distributor. After Class C shares have been outstanding for more than one year, the Distributor will make quarterly payments to the firm responsible for the sale of the shares in amounts equal to 0.75% of the annual average daily net asset value of such shares for sales fees and 0.25% of the annual average daily net asset value of such shares for service and maintenance fees.

CONTINGENT DEFERRED SALES CHARGES. Any contingent deferred sales charge ("CDSC") imposed on the redemption of Class A, B or C shares is a percentage of the lesser of: (i) the net asset value of the shares redeemed, or (ii) the original cost of such shares. No CDSC is imposed when you redeem amounts derived from:
(a) increases in the value of shares redeemed above the net cost of such shares, or (b) certain shares with respect to which the Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions. On request for a redemption, shares not subject to the CDSC will be redeemed first. Thereafter, shares held the longest will be redeemed.

The CDSC on Class A, B and C shares that are subject to a CDSC will be waived if the redemption relates to the following: (a) in the event of the total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including registered joint owner) occurring after the purchase of the shares being redeemed, (b) in the event of the death of the shareholder (including a



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

registered joint owner), (c) for redemptions made pursuant to an automatic withdrawal plan, if (i) there are at least two withdrawals a year (except for retirement accounts subject to a required minimum distribution, in which case it may run once a year), and (ii) the aggregate value of the redeemed shares does not exceed 12% of the account's value on an annual basis**, (d) for redemptions from a qualified retirement plan or IRA that constitute a tax-free return of excess contributions to avoid tax penalty, (e) on redemptions of shares sold to directors, officers and employees of any fund for which the Adviser acts as investment adviser, or officers and employees of the Adviser, Sub-Adviser or Distributor, including former directors and officers and immediate family members of all of the foregoing and any employee benefit or payroll deduction plan established by or for such persons, and (f) on redemptions pursuant to the right of the Funds to liquidate a shareholder's account if the aggregate net asset value of the shares held in such account falls below an established minimum amount.

         ** An Automatic Withdrawal Plan may be established as either a percentage or a fixed-dollar amount. The shares that may be redeemed without a sales charge are recalculated as a percentage of the current market value of the account as of the date of each withdrawal. If established as a percentage, no sales charge will be incurred regardless of market fluctuations. If established as a fixed-dollar amount, a sales charge may be incurred if the market value of the account decreases. If you redeem shares in addition to those redeemed pursuant to the Automatic Withdrawal Plan, a deferred sales charge may be imposed on those shares and on any subsequent redemptions within a 12-month period, regardless of whether such redemptions are pursuant to an Automatic Withdrawal Plan.

Shares in different Davis Funds may be exchanged at relative net asset value; however, if any Davis Fund shares being exchanged are subject to a sales charge, Statement of Intention, or other limitation, the limitation will continue to apply to the shares received in the exchange. When an investor exchanges Class B or C shares in a Davis Fund for shares in Davis Government Money Market Fund, the holding period for any deferred sales charge does not continue during the time that the investor owns Davis Government Money Market Fund shares. For example, Class B shares are subject to a declining sales charge for six years. Any period that an investor owns shares of Davis Government Money Market Fund will be added to the six-year declining sales charge period. Class A shares sold at net asset value subject to a deferred sales charge will continue to age while invested in Davis Government Money Market Fund shares.

CLASS Y SHARES. Class Y shares are offered through a separate Prospectus to (i) trust companies, bank trusts, endowments, pension plans or foundations ("Institutions") acting on behalf of their own account or one or more clients for which such Institution acts in a fiduciary capacity and investing at least $5,000,000 at any one time; (ii) any state, county, city, department, authority or similar agency that invests at least $5,000,000 ("Government Entities"); and
(iii) any investor with an account established under a "wrap account" or other similar fee-based program sponsored and maintained by a registered broker-dealer approved by the Davis Fund's Distributor ("Wrap Program Investors"). Wrap Program Investors may only purchase Class Y shares through the sponsors of such programs who have entered into agreements with Davis Distributors, LLC.

Wrap Program Investors should be aware that both Class A and Y shares are made available by the Davis Funds at net asset value to sponsors of wrap programs. However, Class A shares are subject to additional expenses under the Fund's Rule 12b-1 Plan and sponsors of wrap programs utilizing Class A shares are generally entitled to payments under the Plan. If the sponsor has selected Class A shares, investors should discuss these charges with their program's sponsor and weigh the benefits of any services to be provided by the sponsor against the higher expenses paid by Class A shareholders.

                             HOW TO PURCHASE SHARES

You can purchase Class A, B or C shares of any Davis Fund from any dealer or other person having a sales agreement with the Distributor. Class Y shares are offered only to certain qualified purchasers, as described below.


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


There are three ways to make an initial investment of Class A, B or C shares in the Davis Funds. One way is to fill out the Application Form and mail it to the service provider, State Street Bank and Trust. Your dealer or sales representative will help you fill out the Form. The dealer must also sign the Form. All purchases made by check (minimum $1,000, except $250 for retirement plans) should be in U.S. dollars and made payable to THE DAVIS FUNDS or, in the case of a retirement account, to the custodian or trustee. THIRD-PARTY CHECKS WILL NOT BE ACCEPTED. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

The second way to make an initial investment is to have your dealer order and remit payment for the shares on your behalf. The dealer can also order the shares from the Distributor by telephone or wire.

The third way to purchase shares is by wire. Shares may be purchased at any time by wiring federal funds directly to State Street Bank and Trust. Prior to an initial investment by wire, the shareholder should telephone Davis Distributors, LLC, at 1-800-279-0279 to advise them of the investment amount, class of shares and obtain an account number. A completed Application Form should be mailed to State Street Bank and Trust after the initial wire purchase. To assure proper credit, the wire instructions should be made as follows:

                      State Street Bank and Trust Company
                      Boston, MA 02210
                      Attn.: Mutual Fund Services
                      DAVIS SERIES, INC.
                      (Please Specify Fund)
                      Shareholder Name
                      Shareholder Account Number
                      Federal Routing Number 011000028
                      DDA Number 9904-606-2

SUBSEQUENT INVESTMENTS. After your initial investment, you can make additional investments of at least $25. Simply mail a check payable to THE DAVIS FUNDS to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. For overnight delivery, please send your check to State Street Bank and Trust Company, c/o The Davis Funds, 66 Brooks Drive, Braintree, MA 02184. THIRD-PARTY CHECKS WILL NOT BE ACCEPTED. The check should be accompanied by a purchase form which State Street Bank and Trust will provide with each confirmation statement. If you do not have a purchase form, include a letter with your check stating the name of the Fund, the class of shares you wish to buy and your account number.

CERTIFICATES. The Davis Funds do not issue certificates for any Class of shares. Instead, shares purchased are automatically credited to an account maintained for you on the books of the Davis Funds by State Street Bank and Trust. You will receive a statement showing the details of the transaction and any other transactions you had during the current year each time you add to or withdraw from your account.

                                SPECIAL SERVICES

PROTOTYPE RETIREMENT PLANS. The Distributor and certain qualified dealers have available prototype retirement plans (e.g., profit sharing, money purchase, Simplified Employee Pension ("SEP") plans, model 403(b) and 457 plans for charitable, educational and governmental entities) sponsored by the Davis Funds for corporations and self-employed individuals. The Distributor and certain qualified dealers also have prototype Individual Retirement Account ("IRA") plans (deductible IRAs, non-deductible IRAs, including "Roth IRAs" ), Education Savings Accounts and SIMPLE IRA plans for both individuals and employers. These plans utilize the shares of the Davis Funds as their investment vehicle. State Street Bank and Trust acts as custodian or trustee for certain retirement plans and charges the participant an annual maintenance fee of $10 per Social Security Number regardless of the number of plans established. The maintenance fee will be redeemed automatically at year-end from your account, unless you elect to pay the fee directly prior to that time.



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

AUTOMATIC INVESTMENT PROGRAM. You may arrange for automatic monthly investing, whereby State Street Bank and Trust will be authorized to initiate a debit to your bank account of a specific amount (minimum of $25) each month that will be used to purchase shares of one or more of the Funds. The account minimum of $1,000 for non-retirement accounts or $250 for retirement accounts will be waived if, pursuant to the automatic investment program, the account balance will meet the minimum investment requirements within 12 months of the initial investment. For banking institutions that are members of the Automated Clearing House system (ACH), such purchases can be processed electronically on any day of the month between the fifth and the 28th. After each automatic investment, you will receive a transaction confirmation from State Street Bank and Trust and the debit should be reflected on your next bank statement. You may terminate the Automatic Investment Program at any time. If you desire to utilize this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form to establish this program or submit a letter of instruction signed by the account owner(s). Class Y shares are not eligible to participate in the Automatic Investment Program.

DIVIDEND DIVERSIFICATION PROGRAM. You also may establish a dividend diversification program, which allows you to have all dividends and any other distributions automatically invested in shares of one or more of the Davis Funds, subject to state securities law requirements and the minimum investment requirements. You must receive a current prospectus for the other Davis Funds prior to investment. Shares will be purchased at the chosen Davis Fund's net asset value on the dividend payment date. A dividend diversification account must be in the same registration as the distributing Fund account and must be of the same class of shares. All accounts established or utilized under this program must have a minimum initial value of $250, and all subsequent investments must be at least $25. This program can be amended or terminated at any time, on at least 60 days' notice. If you would like to participate in this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form to establish this program or submit a letter of instruction signed by the account owner(s). Class Y shares are not eligible to participate in the Dividend Diversification Program.

TELEPHONE PRIVILEGE. Unless you have provided in your application that the telephone privilege is not to be available, the telephone privilege is automatically available under certain circumstances for exchanging shares and for redeeming shares. BY EXERCISING THE TELEPHONE PRIVILEGE TO SELL OR EXCHANGE SHARES, YOU AGREE THAT THE DISTRIBUTOR SHALL NOT BE LIABLE FOR FOLLOWING TELEPHONE INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE. Reasonable procedures will be employed to confirm that such instructions are genuine and, if not employed, the Davis Funds may be liable for unauthorized instructions. Such procedures will include a request for personal identification (account or Social Security Number) and tape recording of the instructions. You should be aware that during unusual market conditions we might have difficulty in accepting telephone requests, in which case you should contact us by mail.

IN-KIND PURCHASES. Shares of the Davis Funds are continuously offered at their public offering price next determined after an order is accepted. The methods available for purchasing shares of a fund are described in the fund's Prospectus. In addition, shares of the Davis Funds may be purchased using securities if the Adviser determines that doing so is in the best interest of the applicable fund and its shareholders. The Adviser must review the securities that are offered in exchange for the "in-kind" purchase to determine that the securities delivered to the fund: (i) meet the investment objective, strategy and policies of the fund, (ii) do not cause the violation of any investment restrictions at the time of acceptance, (iii) are readily marketable, (iv) may be accurately and objectively valued on a daily basis, and (v) represent securities that are desirable for the fund to own given the fund's investment strategy and the Adviser's view of market conditions. The Adviser reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such in-kind purchase, the following conditions will apply:

(1) The securities offered by the investor in exchange for shares of a fund must not be in any way restricted as to resale or otherwise be illiquid;

(2) The securities must have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, AMEX or NASDAQ or other appropriate method; and

(3) The transaction involves a net purchase of $1 million or more in fund shares.


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

Davis Funds believe that this ability to purchase shares of a fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the fund include the ability to purchase desirable securities without brokerage commissions.

An investor who wishes to make an in-kind purchase must provide the Adviser with a full and exact written description of each security that he or she proposes to deliver to the applicable Davis Fund. The fund will advise the investor as to those securities that it is prepared to accept and will provide the forms required to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer and with the necessary forms, to the Adviser and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the fund in the same manner as portfolio securities of the fund are valued. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this in-kind offer will constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his tax adviser to determine the tax consequences under Federal and state law of making such an in-kind purchase. This service may be discontinued at any time without prior notice.

                               EXCHANGE OF SHARES

GENERAL. Exchanges provide an easy way for shareholders to reallocate assets among different Davis Funds when warranted by tax considerations or changes in a shareholder's investment objective. The Davis Funds offer funds pursuing a variety of investment objectives. Call our customer service department for details. However, the Davis Funds are intended as long-term investments and are not intended for short-term trades. Shares of a particular class of a Davis Fund may be exchanged only for shares of the same class of another Davis Fund, some Class A shareholders may be eligible to purchase Class Y shares and exchange their shares for Class Y shares of the same Fund. All of the Davis Funds offer Class A, B, C and Y shares. The shares to be received on exchange must be legally available for sale in your state. For Class A, B or C shares the net asset value of the initial shares being acquired must meet the required minimum of $1,000 (and $250 for retirement accounts) unless such exchange is under the Automatic Exchange Program described below. For Class Y shares the net asset value of the initial shares being acquired must be at least $5,000,000 for Institutions and Government Entities or minimums set by wrap program sponsors.

Shares may be exchanged at relative net asset value without any additional charge. However, if any shares being exchanged are subject to an escrow or segregated account pursuant to the terms of a Statement of Intention or a CDSC, such shares will be exchanged at relative net asset value, but the escrow or segregated account will continue with respect to the shares acquired in the exchange. In addition, the terms of any CDSC, or redemption fee applicable at the time of exchange, will continue to apply to any shares acquired upon exchange. Exchanges of Class A shares of Davis Government Money Market Fund into Class A shares of another Davis Fund will be made at the public offering price of the acquired shares (which includes the applicable front-end sales load) unless such shares were acquired by exchange of shares on that you have already paid a sales charge.

Before you decide to make an exchange, you must obtain the current prospectus of the desired Fund. Call your broker or the Distributor for information and a prospectus for any of the other Davis Funds registered in your state. Read the prospectus carefully. If you decide to exchange your shares, contact your broker/dealer or the Distributor, or send State Street Bank and Trust a written unconditional request for the exchange and follow the instructions regarding delivery of share certificates (in the past Davis Funds issued share certificates) contained in the section on "Redemption of Shares." An unconditional request does not specify an exchange date, price or other condition for the execution of the exchange. A medallion signature guarantee is not required for such an exchange. However, if shares are also redeemed for cash in connection with the exchange transaction, a medallion signature guarantee may be required. A medallion signature guarantee is a written confirmation from an eligible guarantor institution, such as a securities



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

broker-dealer or a commercial bank, that the signature(s) on the account is(are) valid. Unfortunately, no other form of signature verification can be accepted. Your dealer may charge an additional fee for handling an exercise of the exchange privilege.

An exchange involves both a redemption and a purchase, and normally both are done on the same day. However, in certain instances, such as when a large redemption is involved, the investment of redemption proceeds into shares of other Davis Funds may take up to seven days. For federal income tax purposes, exchanges between Davis Funds are treated as a sale and purchase. Therefore, there usually will be a recognizable capital gain or loss due to an exchange. An exchange between different classes of the same Fund is not a taxable event.

The number of times you may exchange shares among the Davis Funds within a specified period of time may be limited at the discretion of the Distributor. Davis Funds encourages long-term investing and discourages "market timing" whereby a shareholder attempts to maximize return and minimize risk by purchasing a fund just before an increase in its net asset value and to sell a fund just before a decrease in its net asset value. Excessive exchanges interfere with a fund's ability to implement long-term investment strategies, increase a fund's portfolio turnover ratio, increase a fund's portfolio transaction expenses, may increase taxable distributions and decrease tax-efficiency and may decrease investment performance for the fund's long-term shareholders. Currently, more than four exchanges out of a Davis Fund during a twelve-month period are not permitted without the prior written approval of the Distributor. The Davis Funds reserve the right to terminate or amend the exchange privilege at any time by filing amended registration statements.

SEGREGATION OF DAVIS GOVERNMENT MONEY MARKET FUND SHARES. In order to secure the payment of any sales charge or CDSC that may be due on shares exchanged into shares of Davis Government Money Market Fund, the number of shares equal in value to the sales charge are segregated and separately maintained in Davis Government Money Market Fund. The purpose of the segregation is to assure that redemptions utilizing the Davis Government Money Market Fund check writing privilege do not deplete the account without payment of any applicable sales charge and therefore no draft will be honored for liquidation of shares in excess of the shares in the Davis Government Money Market Fund account that are free of segregation.

BY TELEPHONE. You may exchange shares by telephone into accounts with identical registrations and the same share class. Please see the discussion of procedures with respect to telephone instructions in the section titled "Telephone Privilege," as such procedures are also applicable to exchanges.

AUTOMATIC EXCHANGE PROGRAM. The Davis Funds also offers an automatic monthly exchange program. All accounts established or utilized under this program must have the same registration and the same share class, and a minimum initial value of at least $250. All subsequent exchanges must have a value of at least $25. Each month, shares will be simultaneously redeemed and purchased at the chosen Fund's applicable price. If you would like to participate in this program, you may complete the appropriate section of the Application Form. Once you have established your account, you may use the Account Service Form or a letter of instruction signed by the account owner(s) to establish this program.

                              REDEMPTION OF SHARES

GENERAL. You can redeem, or sell back to any Davis Fund, all or part of your shares at any time at net asset value less any applicable sales charges. You can do this by sending a written request to State Street Bank and Trust Company, c/o The Davis Funds, P.O. Box 8406, Boston, MA 02266-8406, indicating how many of your shares or what dollar amount you want to redeem. If more than one person owns the shares to be redeemed, all owners must sign the request. The signatures on the request must correspond to the account from which the shares are being redeemed.

Sometimes State Street Bank and Trust needs more documents to verify authority to make a redemption. This usually happens when the owner is a corporation, partnership or fiduciary (such as a trustee or the executor of an estate), or if the person making the request is not the registered owner of the shares.

In the past the Davis Funds issued share certificates and some are still outstanding. If shares to be redeemed are represented by a certificate, the certificate must be sent to State Street Bank and Trust with a letter of instruction signed by all account owner(s).

For the protection of all shareholders, the Davis Funds also require that signatures appearing on a letter of instruction, stock power or redemption request where the proceeds would be more than $100,000 mailed to the address of record, must be medallion signature-guaranteed by an eligible guarantor institution, such as a securities broker-dealer or a commercial bank. In some situations where corporations, trusts or estates are involved, additional documents such as a certified copy of the corporate resolution, may be necessary to effect the redemption. The transfer agent may reject a request from any of the foregoing eligible guarantors, if such guarantor does not satisfy the transfer agent's written standards or procedures, or if such guarantor is not a member or participant of a medallion signature guarantee program or does not reimburse in the case of fraud. This provision also applies to exchanges when there is also a redemption for cash. A medallion signature guarantee on redemption requests where the proceeds would be $100,000 or less is not required, provided that such proceeds are being sent to the address of record and, in order to ensure authenticity of an address change, such address of record has not been changed within the last 30 days.

Redemption proceeds normally are paid to you within seven days after State Street Bank and Trust receives your proper redemption request. Payment for redemptions can be suspended under certain emergency conditions determined by the SEC, or if the New York Stock Exchange is closed for other than customary or holiday closings. If any of the shares redeemed were just bought by you, payment to you may be delayed until your purchase check has cleared (normally up to 15 days from the purchase date). You can avoid any redemption delay by paying for your shares with a bank wire or federal funds.

Redemptions are ordinarily paid to you in cash. However, the Board of Directors is authorized to decide if conditions exist making cash payments undesirable (although the Board has never reached such a decision). If the Board of Directors should decide to make payments other than in cash, redemptions could be paid in securities, valued at the value used in computing a Fund's net asset value. There would be brokerage costs incurred by the shareholder in selling such redemption proceeds. We must, however, redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net asset value, whichever is smaller, during any 90-day period for any one shareholder.

Your shares also may be redeemed through participating dealers. Under this method, the Distributor repurchases the shares from your dealer, if your dealer is a member of the Distributor's selling group. Your dealer may, but is not required to, use this method in selling back your shares and may place a repurchase request by telephone or wire. Your dealer may charge you a service fee or commission. No such charge is incurred if you redeem your own shares through State Street Bank and Trust rather than having a dealer arrange for a repurchase.

REDEEMING SHARES IN DAVIS GOVERNMENT MONEY MARKET FUND. You may request redemption of part or all of your shares in Davis Government Money Market Fund by mail by sending your request to State Street Bank and Trust Company, c/o Davis Funds, P.O. Box 8406, Boston, MA 02266-8406. You may also redeem shares through the Check Writing Privilege or by Expedited Redemption Privilege to a pre-designated bank account. Normally, except for payment to a pre-designated bank account, State Street Bank and Trust will send payment for Davis Government Money Market Fund shares redeemed within three business days, but in no event, later than seven days, after receipt of a redemption request in proper form. Redemption of Davis Government Money Market Fund shares that were acquired by exchange from shares subject to a contingent deferred sales charge may be subject to such a charge. Shares exchanged into Davis Government Money Market Fund are subject to segregation to assure payment of any sales charges that may be due upon redemption.

DAVIS GOVERNMENT MONEY MARKET FUND CHECK WRITING PRIVILEGE, CLASS A SHARES. For Davis Government Money Market Fund (Class A shares only) accounts other than retirement plans and IRAs, State Street Bank and Trust will provide, upon request, forms of drafts to be drawn on your regular account that will clear through State Street Bank and Trust. These drafts may be made payable to the order of any person in any amount not less than $100. When a draft is presented to State Street Bank and Trust for payment, State Street Bank and Trust will redeem a sufficient number of full and fractional shares in your account to cover the amount of the draft. This enables you to continue earning daily income dividends until the draft has cleared.

If you elect to use this method of redemption, please so signify on the Check Writing Privilege Form. You will be subject to State Street Bank and Trust's rules and regulations governing such drafts, including the right of State Street Bank and Trust not to honor drafts in amounts exceeding the value of the regular account at the time they are presented for payment. Drafts in excess of the value of the Davis Government Money Market Fund regular account cannot be honored by redemption of any other Fund account. The Company and State Street Bank and Trust reserve the right to modify or terminate this service at any time.

A shareholder may issue a "Stop Payment" on any draft by calling State Street Bank and Trust at (617) 985-8543. The "Stop Payment" order will become effective if it is given on a timely basis pursuant to the "Stop Payment" rules in effect at State Street Bank and Trust with respect to their regular checking accounts.

If a shareholder seeks to use the check writing privilege or expedited redemption privilege to a pre-designated bank account to redeem Davis Government Money Market Fund shares recently purchased by check (whether by regular or expedited method), the Fund will refuse to accept telephone redemption requests when made and to honor redemption drafts when presented unless it is then reasonably assured of the collection of the check representing the purchase (normally up to 15 days after receipt of such check). This result can be avoided by investing by wire.

FEDERAL FUNDS WIRE. You may be eligible to have your redemption proceeds electronically transferred to a commercial bank account by federal funds wire. There is a $5 charge by State Street Bank and Trust for wire service, and receiving banks also may charge for this service. Redemption by federal funds wire is usually credited to your bank account on the next business day after the sale. Alternatively, redemption through Automated Clearing House will usually arrive at your bank two banking days after the sale. To have redemption proceeds sent by federal funds wire to your bank, you must first fill out the "Banking Instruction" section on the account application form and attach a voided check or deposit slip. If the account has already been established, an Account Service Form or letter of instruction must be submitted with a medallion guarantee and a copy of a voided check or deposit slip.

BY TELEPHONE. You can redeem shares by telephone and receive a check by mail, but please keep in mind:

         The check can only be issued for up to $100,000; The check can only be issued to the registered owner(s); The check can only be sent to the address of record; and Your current address of record must have been on file for 30 days.

AUTOMATIC WITHDRAWAL PLAN. Under the Automatic Withdrawal Plan, you can instruct State Street Bank and Trust to sell a set dollar or percentage amount each month or each quarter (for retirement accounts or IRAs , withdrawals may be established on an annual basis). Your account must have a value of at least $10,000 to start a plan.

When you participate in this plan, shares are sold so that you will receive payment by one of three methods:

First, you may receive funds at the address of record provided that this address has been unchanged for a period of not less than 30 days. These funds are sent by check on or after the 25th day of the month.

Second, you also may choose to receive funds by Automated Clearing House (ACH) to the banking institution of your choice. You may elect an ACH draft date between the 5th and the 28th days of the month. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee.

Third, you may have funds sent by check to a third party at an address other than the address of record. You must complete the appropriate section of the Application Form. Once your account has been established, you must submit a letter of instruction with a medallion signature guarantee to designate a third-party payee.

Withdrawals involve redemption of shares and may produce gain or loss for income tax purposes. Shares of the Funds initially acquired by exchange from any of the other Davis Funds will remain subject to an escrow or segregated account to which any of the exchanged shares were subject. If you utilize this program, any applicable CDSCs will be imposed on such shares redeemed. Purchase of additional shares concurrent with withdrawals may be disadvantageous to you because of tax and sales load consequences. If the amount you withdraw exceeds the dividends on your shares, your account will suffer depletion. You may terminate your Automatic Withdrawal Plan at any time without charge or penalty. The Davis Funds reserve the right to terminate or modify the Automatic Withdrawal Plan at any time. Class Y shares are not eligible for the Automatic Withdrawal Plan.

INVOLUNTARY REDEMPTIONS. To relieve the Davis Funds of the cost of maintaining uneconomical accounts, any Davis Fund may effect the redemption of shares at net asset value in any account if the account, due to shareholder redemptions, has a value of less than $250. At least 60 days prior to such involuntary redemption, the Davis Funds will mail a notice to the shareholder so that an additional purchase may be effected to avoid such redemption.

SUBSEQUENT REPURCHASES. After some or all of your shares are redeemed or repurchased, you may decide to put back all or part of your proceeds into the same Davis Fund and the same Class of shares. Any such shares will be issued without sales charge at the net asset value next determined after you have returned the amount of your proceeds. In addition, any applicable CDSC assessed on such shares will be returned to the account. Shares will be deemed to have been purchased on the original purchase date for purposes of calculating the CDSC and the conversion period. This can be done by sending State Street Bank and Trust or the Distributor a letter of instruction signed by the account owner(s), together with a check for the reinstatement amount. The letter must be received, together with the payment, within 60 days after the redemption or repurchase. You can only use this privilege once.

SECTION IV: GENERAL INFORMATION

                         DETERMINING THE PRICE OF SHARES

NET ASSET VALUE. The net asset value per share of each Class of shares is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total outstanding shares. The net asset value of each Fund is determined daily as of the earlier of the close of the New York Stock Exchange (the "Exchange") or 4 p.m. Eastern Standard Time on each day that the Exchange is open for trading.

The price per share for purchases or redemptions made directly through State Street Bank and Trust is generally the value next computed after State Street Bank and Trust receives the purchase order or redemption request. In order for your purchase order or redemption request to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must: (i) receive your order before 4 p.m. Eastern Standard Time, and (ii) promptly transmit the order to State Street Bank and Trust. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders or redemption requests to State Street Bank and Trust so that you may receive the same day's net asset value. Note that in the case of redemptions and repurchases of shares owned by corporations, trusts or estates, or of shares represented by outstanding certificates (in the past Davis Funds issued share certificates), State Street Bank and Trust may require additional documents to effect the redemption and the applicable price will be determined as of the close of the next computation following the receipt of the required documentation or outstanding certificates. See "Redemption of Shares."

The Davis Funds do not price its shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance. Such order may be transmitted to the Davis Funds or their agents several hours after the time of the acceptance and pricing.

VALUATION OF PORTFOLIO SECURITIES. Portfolio securities are normally valued using current market valuations. Securities traded on a national securities exchange are valued at the last published sales price on the exchange, or in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. Fixed-income securities may be valued on the basis of prices provided by a pricing service. Investments in short-term securities (purchased with a maturity of one year or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. Assets for which there are no quotations available will be valued at a fair value as determined by or at the direction of the Board of Directors.

To the extent that the Funds' securities are traded in markets that close at different times, events affecting portfolio values that occur between the time that their prices are determined and the time the Funds' shares are priced will generally not be reflected in the Funds' share price. The value of securities denominated in foreign currencies and traded in foreign markets will have their value converted into the U.S. dollar equivalents at the prevailing market rate as computed by State Street Bank & Trust Company. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Funds' shares even if there has not been any change in the foreign currency price of the Funds' investments.

Normally, the share price of Davis Government Money Market Fund does not fluctuate. However, if there are unusually rapid changes in interest rates that in the Board's view cause a material deviation between amortized cost and market value, the Board will consider whether such conditions require taking any temporary action to maintain the normal fixed price or to prevent material dilution or other unfavorable results to shareholders. Such action could include withholding dividends, paying dividends out of surplus, realizing gains or losses or using market valuation. An investment in Davis Government Money Market

Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Davis Government Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

                           DIVIDENDS AND DISTRIBUTIONS

There are two sources of income, net income and realized capital gains, paid to you by the Funds. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. You also will receive confirmations after each purchase or redemption. Different classes of shares may be expected to have different expense ratios due to differing distribution services fees and certain other expenses. Classes with higher expense ratios will pay correspondingly lower dividends than Classes with lower expense ratios. For tax purposes, information concerning distributions will be mailed annually to shareholders. Shareholders have the option of receiving all dividends and distributions in cash, of having all dividends and distributions reinvested, or of having income dividends paid in cash and capital gain distributions reinvested. Reinvestment of all dividends and distributions is automatic for accounts utilizing the Automatic Withdrawal Plan. The reinvestment of dividends and distributions is made at net asset value (without any initial or contingent deferred sales charge) on the payment date.

For the protection of the shareholder, upon receipt of the second dividend check that has been returned to State Street Bank and Trust as undeliverable, undelivered dividends will be invested in additional shares at the current net asset value and the account designated as a dividend reinvestment account.

DAVIS OPPORTUNITY FUND AND DAVIS FINANCIAL FUND. Income dividends and distributions from net realized capital gains, if any, are usually distributed annually.

DAVIS GOVERNMENT BOND FUND. Income dividends are usually paid monthly. You will receive confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Distributions from any net realized capital gain not offset by capital loss carryovers are usually distributed annually. Davis Government Bond Fund declares distributions based on the Adviser's projections of estimated net investment income and net realized short-term gains. The amount of each distribution may differ from actual net investment income and gains determined in accordance with generally accepted accounting principles. Davis Government Bond Fund at times may continue to pay distributions based on expectations of future investment results to provide stable distributions for its shareholders even though, as a result of temporary market conditions or other factors (including losses realized later in a fiscal year that have the effect of affecting previously realized gains), Davis Government Bond Fund may have failed to achieve projected investment results for a given period. In such cases, Davis Government Bond Fund's distributions may include a return of capital to shareholders. Shareholders who reinvest their distributions are largely unaffected by such returns of capital. In the case of shareholders who do not reinvest, a return of capital is equivalent to a partial redemption of the shareholder's investment.

DAVIS GOVERNMENT MONEY MARKET FUND. Dividends from net income are declared daily on shares outstanding as of the close of business the preceding day and are paid monthly. You will receive monthly confirmation statements for dividends declared and shares purchased through reinvestment of dividends. Income for Saturdays, Sundays and holidays are accrued on Fridays. Dividends declared during each calendar month are paid on the last business day of the month. Shares earn dividends as of the first business day after the effective purchase date up through the date of redemption.

DAVIS CONVERTIBLE SECURITIES FUND AND DAVIS REAL ESTATE FUND. Income dividends are usually paid quarterly. Distributions from any net realized capital gains are usually made annually.

DIVIDENDS AND DISTRIBUTIONS MAY CHANGE. Usually dividends and capital gains distributions are paid as discussed above. However, the Board of Directors reserves the right to suspend payments or to make additional payments.

                              FEDERAL INCOME TAXES

This section is not intended to be a full discussion of all the aspects of the federal income tax law and its effects on the Funds and their shareholders. Shareholders may be subject to state and local taxes on distributions. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes on any investment in the Davis Funds.

Each of the Davis Funds intend to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code") and, if so qualified, will not be liable for federal income tax to the extent its earnings are distributed. If, for any calendar year, the distribution of earnings required under the Code exceeds the amount distributed, an excise tax, equal to 4% of the excess, will be imposed on the applicable Fund. Each Davis Fund intends to make distributions during each calendar year sufficient to prevent imposition of the excise tax.

Distributions of net investment income and net realized short-term capital gains would be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders as long-term capital gain regardless of how long the shares have been held. Distributions will be treated the same for tax purposes whether received in cash or in additional shares. Dividends declared in the last calendar month to shareholders of record in such month and paid by the end of the following January are treated as received by the shareholder in the year in which they are declared. A gain or loss for tax purposes may be realized on the redemption of shares. If the shareholder realizes a loss on the sale or exchange of any shares held for six months or less and if the shareholder received a capital gain distribution during that period, then the loss is treated as a long-term capital loss to the extent of such distribution.

                                PERFORMANCE DATA

From time to time, the Funds may advertise information regarding its performance. Such information will be calculated separately for each class of shares. These performance figures are based on historical results and are not intended to indicate future performance.

AVERAGE ANNUAL TOTAL RETURNS (REFLECTING THE EFFECTS OF FEDERAL INCOME TAX)
The Fund may advertise its investment performance for Class A and/or Y shares on an after-tax basis. After Tax performance for Class B shares is also presented when no other Class of shares has at least a ten year operating history.

DAVIS OPPORTUNITY FUND

------------------------------------------------------------------------------------------------------------
   (for the periods ended December 31, 2001)     PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS  LIFE OF CLASS*
------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                     (12.44)%        10.90%          N/A           15.85%
(return before taxes)
------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                     (12.92)%        7.69%           N/A           12.52%
(return after taxes on distributions)
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
(return after taxes on distributions
and sale of fund shares)                           (7.49)%         8.35%           N/A           12.46%
------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                     (12.49)%        10.88%         11.11%         13.95%
(return before taxes)
------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                     (13.04)%        7.47%          8.69%           N/A
(return after taxes on distributions)
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
(return after taxes on distributions
and sale of fund shares)                           (7.51)%         8.33%          8.75%           N/A
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                     (7.81)%          N/A            N/A           5.13%
(return before taxes)
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                     (8.30)%          N/A            N/A           1.62%
(return after taxes on distributions)
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
(return after taxes on distributions
and sale of fund shares)                           (4.66)%          N/A            N/A           3.42%
------------------------------------------------------------------------------------------------------------

Average annual total returns for Class A and B shares reflect maximum sales charges. Class Y does not impose any sales charges.

* Average annual total returns for life are for the periods from the commencement of each Class' investment operations: Class A shares, 12/1/94; Class B shares, 5/1/84 and Class Y shares, 9/18/97.

Investments in initial public offerings (IPOs) had a favorable impact on Davis Opportunity Fund's performance in 1999 and 2000. This was a time when the IPO market was very active. No assurance can be given that Davis Opportunity Fund will continue to invest in IPOs to the same extent in the future, or that such investments would be profitable.

DAVIS FINANCIAL FUND

------------------------------------------------------------------------------------------------------------
  (for the periods ended December 31, 2001)     PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS   LIFE OF CLASS*
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
(return before taxes)                             (13.46)%        13.35%          18.34%          19.41%
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
(return after taxes on distributions)             (13.46)%        12.98%          16.91%           N/A
------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                     (8.20)%        11.10%                           N/A
(return after taxes on distributions and
sale before taxes)
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                     (9.00)%         N/A                            12.54%
(return before taxes)
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                     (9.00)%         N/A                            12.13%
(return after taxes on distributions)
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
(return after taxes on distributions
and sale of fund shares)                           (5.48)%         N/A             N/A            10.36%
------------------------------------------------------------------------------------------------------------

Average annual total returns for Class A shares reflect maximum sales charges. Class Y does not impose any sales charges.

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 5/1/91; and Class Y shares, 3/10/97.

DAVIS REAL ESTATE FUND

------------------------------------------------------------------------------------------------------------
   (for the periods ended December 31, 2001)       PAST 1 YEAR       PAST 5 YEARS     LIFE OF CLASS*
------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                        0.64%             4.33%             10.10%
(return before taxes)
------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                       (0.92)%            2.71%             8.17%
(return after taxes on distributions)
------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                        0.37%             2.64%             7.34%

------------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                        5.95%             5.69%             8.03%
(return before taxes)
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                        4.18%             3.92%             6.15%
(return after taxes on distributions)
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
(return after taxes on distributions
and sale of fund shares)                              3.59%             3.67%             5.56%
------------------------------------------------------------------------------------------------------------

Average annual total returns for Class A shares reflect maximum sales charges. Class Y does not impose any sales charges.

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 1/3/94; and Class Y shares, 11/8/96.

DAVIS CONVERTIBLE SECURITIES FUND

------------------------------------------------------------------------------------------------------------
   (for the periods ended December 31, 2001)       PAST 1 YEAR       PAST 5 YEARS     LIFE OF CLASS*
------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                       (11.93)%           4.48%             10.04%
(return before taxes)
------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                       (13.11)%           2.59%              7.80%
(return after taxes on distributions)
------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                        (7.27)%           2.81%              7.32%
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                        (7.43)%           5.74%              6.99%
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                        (8.73)%           3.74%              4.58%
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
(return after taxes on distributions
and sale of fund shares)                              (4.52)%           3.79%              4.64%
------------------------------------------------------------------------------------------------------------

Average annual total returns for Class A shares reflect maximum sales charges. Class Y does not impose any sales charges.

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares, 5/1/92; and Class Y shares, 11/13/96.

DAVIS GOVERNMENT BOND FUND

------------------------------------------------------------------------------------------------------------
   (for the periods ended December 31, 2001)     PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS   LIFE OF CLASS*
------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                      1.21%          4.23%            N/A            5.13%
(return before taxes)
------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                     (0.62)%         2.13%            N/A            2.91%
(return after taxes on distributions)
------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                      0.71%          2.31%            N/A            2.97%
------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                      1.48%          4.10%           4.21%           6.34%
------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                     (0.12)%         2.26%           2.07%            N/A
------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                      0.88%          2.35%           2.28%            N/A
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                      6.54%           N/A             N/A            4.53%
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                      4.51%           N/A             N/A            2.41%
------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
(return after taxes on distributions
and sale of fund shares)                            3.95%           N/A             N/A            2.54%
------------------------------------------------------------------------------------------------------------

Average annual total returns for Class A and B shares reflect maximum sales charges. Class Y does not impose any sales charges.

* Average annual total returns for life are for the periods from the commencement of each Class' investment operations: Class A shares, 12/1/94; Class B shares, 5/1/84 and Class Y shares, 9/1/98.

NOTES FOR CALCULATING RETURNS
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Fund offers Class A, B, C and Y shares. After-tax returns are shown only for Class A, Y and, when appropriate, B shares. After-tax returns for each class will vary.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

   "Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P(1+T)n = ERV

      Where:        P =     hypothetical initial payment of $1,000

                    T =     average annual total return

                    n =     number of years

                    ERV     = ending redeemable value at the end
                            of the 1, 5, and 10 year periods of
                            a hypothetical $1,000 payment made
                            at the beginning of such period

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts: (a) the maximum front-end or applicable contingent deferred sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

   "Average Annual Total Return After-Taxes on Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by the Fund. Average annual total return after-taxes on distributions is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n = ATVD

       Where:     P =     hypothetical initial payment of $1,000

                  T = average annual total return (after taxes on distributions)

                  n =     number of years

                  ATVD    = ending redeemable value, after
                          taxes on fund distributions but not
                          after taxes on sale of fund shares,
                          at the end of the 1, 5, and 10 year
                          periods of a hypothetical $1,000
                          payment made at the beginning of
                          such period

   "Average Annual Total Return After -Taxes on Distributions and Sale of Fund Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of Fund shares. Average annual total return after-taxes on distributions and sale of Fund shares is calculated separately for each class in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n = ATVDR

       Where:     P =     hypothetical initial payment of $1,000

                  T = average annual total return (after taxes on distributions and sale of Fund shares)

                  n =     number of years

                  ATVDR   = ending redeemable value, after
                          taxes on fund distributions and sale
                          of fund shares, at the end of the
                          period of a hypothetical $1,000
                          payment made at the beginning of
                          such period

AVERAGE ANNUAL TOTAL RETURNS (WITHOUT REFLECTING THE EFFECTS OF FEDERAL INCOME
TAX) The Funds may advertise their investment performance for Class A, B, C and/or Y shares without reflecting the effects of federal income tax.

DAVIS OPPORTUNITY FUND

---------------------------------------------------------------------------------------------------------------
    (for the periods ended December 31, 2001)       PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS      LIFE*
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                        (12.44)%        10.90%           N/A           15.85%
AVERAGE ANNUAL TOTAL RETURN
(WITH MAXIMUM SALES CHARGES)
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                         (8.06)%        11.98%           N/A           16.65%
AVERAGE ANNUAL TOTAL RETURN
(WITHOUT ANY SALES CHARGE)
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                        (12.49)%        10.88%          11.11%         13.95%
AVERAGE ANNUAL TOTAL RETURN
(WITH MAXIMUM SALES CHARGES)
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                         (8.92)%        11.10%          11.11%         13.95%
AVERAGE ANNUAL TOTAL RETURN
(WITHOUT ANY SALES CHARGE)
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                         (9.79)%         N/A             N/A           5.33%
AVERAGE ANNUAL TOTAL RETURN
(WITH MAXIMUM SALES CHARGES)
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                         (8.90)%         N/A             N/A           5.33%
AVERAGE ANNUAL TOTAL RETURN
(WITHOUT ANY SALES CHARGE)
---------------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                         (7.81)%         N/A             N/A           5.13%
AVERAGE ANNUAL TOTAL RETURN
(CLASS Y SHARES DO NOT IMPOSE ANY SALES CHARGES)
---------------------------------------------------------------------------------------------------------------

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares: 12/1/94, Class B shares: 5/1/84, Class C shares: 8/15/97 and Class Y shares:
     9/18/97.

Investments in initial public offerings (IPOs) had a favorable impact on Davis Opportunity Fund's performance in 1999 and 2000. This was a time when the IPO market was very active. No assurance can be given that Davis Opportunity Fund will continue to invest in IPOs to the same extent in the future, or that such investments would be profitable.

DAVIS FINANCIAL FUND

---------------------------------------------------------------------------------------------------------------
    (for the periods ended December 31, 2001)       PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS      LIFE*
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                        (13.46)%        13.35%          18.34%       19.41%
AVERAGE ANNUAL TOTAL RETURN
(WITH MAXIMUM SALES CHARGES)
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                         (9.15)%        14.46%          18.91%       19.96%
AVERAGE ANNUAL TOTAL RETURN
(WITHOUT ANY SALES CHARGE)
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                        (13.53)%        13.23%           N/A         20.14%
AVERAGE ANNUAL TOTAL RETURN
(WITH MAXIMUM SALES CHARGES)
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                         (9.93)%        13.47%           N/A         20.14%
AVERAGE ANNUAL TOTAL RETURN
(WITHOUT ANY SALES CHARGE)
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                        (10.84)%         N/A             N/A          8.63%
AVERAGE ANNUAL TOTAL RETURN
(WITH MAXIMUM SALES CHARGES)
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                         (9.94)%         N/A             N/A          8.63%
AVERAGE ANNUAL TOTAL RETURN
(WITHOUT ANY SALES CHARGE)
---------------------------------------------------------------------------------------------------------------
CLASS Y SHARES                                         (9.00)%         N/A             N/A         12.54%
AVERAGE ANNUAL TOTAL RETURN
(CLASS Y SHARES DO NOT IMPOSE ANY SALES CHARGES)
---------------------------------------------------------------------------------------------------------------

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares: 5/1/91, Class B shares: 12/27/94, Class C shares: 8/12/97 and Class Y shares:
     3/10/97.

DAVIS REAL ESTATE FUND

---------------------------------------------------------------------------------------------------------------
    (for the periods ended December 31, 2001)       PAST 1 YEAR    PAST 5 YEARS        LIFE*
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                         0.64%          4.33%           10.10%
AVERAGE ANNUAL TOTAL RETURN
(WITH MAXIMUM SALES CHARGES)
---------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                         5.66%          5.35%           10.77%
AVERAGE ANNUAL TOTAL RETURN
(WITHOUT ANY SALES CHARGE)
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                         0.70%          4.10%           10.26%
AVERAGE ANNUAL TOTAL RETURN
(WITH MAXIMUM SALES CHARGES)
---------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                         4.70%          4.44%           10.26%
AVERAGE ANNUAL TOTAL RETURN
(WITHOUT ANY SALES CHARGE)
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                         3.75%           N/A             2.51%
AVERAGE ANNUAL TOTAL RETURN
(WITH MAXIMUM SALES CHARGES)
---------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                         4.75%           N/A             2.51%
AVERAGE ANNUAL TOTAL RETURN
(WITHOUT ANY SALES CHARGE)
---------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
AVERAGE ANNUAL TOTAL RETURN
(CLASS Y SHARES DO NOT IMPOSE ANY SALES CHARGES)       5.95%          5.69%            8.03%
---------------------------------------------------------------------------------------------------------------

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares: 1/3/94, Class B shares: 12/27/94, Class C shares: 8/13/97 and Class Y shares:
     11/8/96.

DAVIS CONVERTIBLE SECURITIES FUND

------------------------------------------------------------------------------------------------
    (for the periods ended December 31, 2001)       PAST 1 YEAR    PAST 5 YEARS       LIFE*
------------------------------------------------------------------------------------------------
CLASS A SHARES                                        (11.93)%        4.48%          10.04%
AVERAGE ANNUAL TOTAL RETURN
(WITH MAXIMUM SALES CHARGES)
------------------------------------------------------------------------------------------------
CLASS A SHARES                                         (7.56)%        5.50%          10.60%
AVERAGE ANNUAL TOTAL RETURN
(WITHOUT ANY SALES CHARGE)
------------------------------------------------------------------------------------------------
CLASS B SHARES                                        (12.03)%        4.19%          10.20%
AVERAGE ANNUAL TOTAL RETURN
(WITH MAXIMUM SALES CHARGES)
------------------------------------------------------------------------------------------------
CLASS B SHARES                                         (8.47)%        4.53%          10.20%
AVERAGE ANNUAL TOTAL RETURN
(WITHOUT ANY SALES CHARGE)
------------------------------------------------------------------------------------------------
CLASS C SHARES                                         (9.33)%         N/A            1.17%
AVERAGE ANNUAL TOTAL RETURN
(WITH MAXIMUM SALES CHARGES)
------------------------------------------------------------------------------------------------
CLASS C SHARES                                         (8.44)%         N/A            1.17%
AVERAGE ANNUAL TOTAL RETURN
(WITHOUT ANY SALES CHARGE)
------------------------------------------------------------------------------------------------
CLASS Y SHARES
AVERAGE ANNUAL TOTAL RETURN
(CLASS Y SHARES DO NOT IMPOSE ANY SALES CHARGES)       (7.43)%        5.74%           6.99%
------------------------------------------------------------------------------------------------

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares: 5/1/92, Class B shares: 2/3/95, Class C shares: 8/12/97 and Class Y shares:
     11/13/96.

DAVIS GOVERNMENT BOND FUND

----------------------------------------------------------------------------------------------------------------
    (for the periods ended December 31, 2001)       PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS       LIFE*
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                         1.21%          4.23%            N/A            5.13%
AVERAGE ANNUAL TOTAL RETURN
(WITH MAXIMUM SALES CHARGES)
----------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                         6.27%          5.26%            N/A            5.85%
AVERAGE ANNUAL TOTAL RETURN
(WITHOUT ANY SALES CHARGE)
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                         1.48%          4.10%           4.21%           6.34%
AVERAGE ANNUAL TOTAL RETURN
(WITH MAXIMUM SALES CHARGES)
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES                                         5.48%          4.43%           4.21%           6.34%
AVERAGE ANNUAL TOTAL RETURN
(WITHOUT ANY SALES CHARGE)
----------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                         4.44%           N/A             N/A            4.12%
AVERAGE ANNUAL TOTAL RETURN
(WITH MAXIMUM SALES CHARGES)
----------------------------------------------------------------------------------------------------------------
CLASS C SHARES                                         5.44%           N/A             N/A            4.12%
AVERAGE ANNUAL TOTAL RETURN
(WITHOUT ANY SALES CHARGE)
----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
AVERAGE ANNUAL TOTAL RETURN
(CLASS Y SHARES DO NOT IMPOSE ANY SALES CHARGES)       6.54%           N/A             N/A            4.53%
----------------------------------------------------------------------------------------------------------------

* Average annual total returns for life are for the periods from the commencement of each class' investment operations: Class A shares: 12/1/94, Class B shares: 5/1/84, Class C shares: 8/19/97 and Class Y shares: 9/1/98.

NOTES CONCERNING AVERAGE ANNUAL TOTAL RETURN

"Average Annual Total Return (with maximum sales charges)" is calculated in the same manner as "Average Annual Total Return Before Taxes".

"Average Annual Total Return (without any sales charges)" adjusts the average annual total return (with maximum sales charges) quotation by removing the effects of paying a sales charge. The Fund may compare its investment performance against that of a relevant benchmark index. Index performance calculation does not include a sales charge. To facilitate comparisons between an index and the Fund, the Fund may quote its average annual total return before taxes, without a sales charge.

OTHER PERFORMANCE MEASURES

"Cumulative Total Return" is a measure of a fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, deducting a maximum front-end or applicable contingent deferred sales charge, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment, and by dividing by the original investment. This calculated amount is then expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.

30-DAY SEC YIELD. The 30-Day SEC Yield (defined below) with respect to each class of shares of Davis Real Estate Fund, Davis Convertible Bond Fund, and Davis Government Bond Fund for the period ended December 31, 2001, is as follows:

                                    Davis Real         Davis Convertible         Davis Government
                                    Estate Fund        Securities Fund              Bond Fund
                                   -------------       -----------------        -----------------
         Class A shares                3.88%                 3.25%                      4.59%
         Class B shares                3.27%                 2.53%                      4.06%
         Class C shares                3.23%                 2.47%                      4.04%
         Class Y shares                4.36%                 3.58%                      5.01%

 "30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the SEC and is calculated separately for each class. Thirty-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds' shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

                  30-Day SEC Yield = 2 [(a - b + 1) 6 - 1]
                                         -----
                                     cd

Where:    a =  dividends and interest earned during the period.

          b =  expenses accrued for the period.

          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

          d = the maximum offering price per share on the last day of the period.

The Funds' 30-Day SEC Yields will fluctuate depending upon prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.

CURRENT AND EFFECTIVE YIELDS. The current and effective yields for Davis Government Money Market Fund's Class A shares for the seven-day period ended December 31, 2001, were 2.05% and 2.07%, respectively.

         Yield quotations are calculated in accordance with the following formulas:

           Current Yield = [(C-D) - BV] x (365/7)

           Effective Yield = [ [ [ (C-D) - BV] + 1]365/7] - 1

           C = Net change (excluding capital change in value of hypothetical account with balance of one share at beginning of seven-day period).

           D = Deductions charged to hypothetical account.

           BV = Value of hypothetical account at beginning of seven-day period for which yield is quoted.

Davis Government Money Market Fund's Current and Effective Yields will fluctuate depending upon prevailing interest rates, quality, maturities, types of instruments held, and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield will effectively be reduced.

PERFORMANCE RANKINGS

Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

Morningstar Ratings and Rankings. From time to time each Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.

Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers, (2) may not be copied or distributed, and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future result.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. Past performance is no guarantee of future results.

Each Fund also may compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors also may wish to compare the returns on each Davis Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed or variable time deposits and various other instruments such as Treasury bills. However, none of the Davis Funds' returns or share prices are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

From time to time, the Fund may publish rankings or ratings of the Adviser or Transfer Agent, and of the investor services provided by them to shareholders of the Davis Funds, other than performance rankings of the Davis Funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders or others.

OTHER PERFORMANCE STATISTICS

In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., or similar independent mutual fund rating services, and the Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

In advertising and sales literature the Davis Funds may publish various statistics describing its investment portfolio such as the Fund's average Price to Book and Price to Earnings ratios, beta, alpha, R-squared, standard deviation, etc.

The Fund's Annual Report and Semi-Annual Report contain additional performance information and will be made available on request and without charge by calling Davis Funds toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.

                                   APPENDIX A

                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S CORPORATE BOND RATINGS

AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks, appear somewhat larger than Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds that are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments, or of maintenance of other terms of the contract over any longer period of time, may be small.

CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - Debt rated `AAA' has the highest rating assigned by Standard and Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated `AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated `A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated `BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B - Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC - Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-' rating.

CC - The rating `CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C - The rating `C' is typically applied to debt subordinated to senior debt that is assigned an actual or implied `CCC-' debt rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating `CI' is reserved for income bonds on which no interest is being paid.

D - Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from `A' for the highest quality to `D' for the lowest. Issues assigned an `A' rating are regarded as having the greatest capacity for timely payment. Within the `A' category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

                                   APPENDIX B

     TERMS AND CONDITIONS FOR A STATEMENT OF INTENTION (CLASS A SHARES ONLY)

TERMS OF ESCROW:

1. Out of my initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified in this Statement will be held in escrow by State Street Bank and Trust in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in my name. For example, if the minimum amount specified under this statement is $100,000 and the public offering price applicable to transactions of $100,000 is $10 a share, 500 shares (with a value of $5,000) would be held in escrow.

2. In the event I should exchange some or all of my shares to those of another mutual fund for which Davis Distributors, LLC, acts as distributor, according to the terms of this prospectus, I hereby authorize State Street Bank and Trust to escrow the applicable number of shares of the new fund, until such time as this Statement is complete.

3. If my total purchases are at least equal to the intended purchases, the shares in escrow will be delivered to me or to my order.

4. If my total purchases are less than the intended purchases, I will remit to Davis Distributors, LLC, the difference in the dollar amount of sales charge actually paid by me and the sales charge that I would have paid if the total purchase had been made at a single time. If remittance is not made within 20 days after written request by Davis Distributors, LLC, or my dealer, State Street Bank and Trust will redeem an appropriate number of the escrowed shares in order to realize such difference.

5. I hereby irrevocably constitute and appoint State Street Bank and Trust my attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

6. Shares remaining after the redemption referred to in Paragraph No. 4 will be credited to my account.

7. The duties of State Street Bank and Trust are only such as are herein provided being purely ministerial in nature, and it shall incur no liability whatever except for willful misconduct or gross negligence so long as it has acted in good faith. It shall be under no responsibility other than faithfully to follow the instructions herein. It may consult with legal counsel and shall be fully protected in any action taken in good faith in accordance with advice from such counsel. It shall not be required to defend any legal proceedings that may be instituted against it in respect of the subject matter of this Agreement unless requested to do so and indemnified to its satisfaction against the cost and expense of such defense.

8. If my total purchases are more than the intended purchases and such total is sufficient to qualify for an additional quantity discount, a retroactive price adjustment shall be made for all purchases made under such Statement to reflect the quantity discount applicable to the aggregate amount of such purchases during the 13-month period.

                                    FORM N-1A

                               DAVIS SERIES, INC.

        POST-EFFECTIVE AMENDMENT NO. 46 UNDER THE SECURITIES ACT OF 1933
                       REGISTRATION STATEMENT NO. 2-57209

                                       AND

            AMENDMENT NO. 42 UNDER THE INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-2679

                                     PART C

                                OTHER INFORMATION


         Item 23. Exhibits:
                  --------

                           (a)(1) Articles of Incorporation. Incorporated by reference to Exhibit (1) of Registrant's registration statement 2-57209, filed on Edgar April 15, 1996.

                           (a)(2) Articles Supplementary to Articles of Incorporation, reclassifying shares, dated August 28, 1996. Incorporated by reference to Exhibit (1)(b) of Registrant's registration statement 2-57209, filed on Edgar August 12, 1997.

                           (a)(3) Davis Series, Inc, Articles of Amendment, dated August 21, 1995, changing names (formerly, Retirement Planning Funds of America, Inc.). Incorporated by reference to Exhibit (a)(3) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

                           (a)(4) Articles Supplementary to Articles of Incorporation, increasing shares, dated December 8, 1997. Incorporated by reference to Exhibit (a)(4) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

                           (b) By-laws. Amended and Restated Bylaws, incorporated by reference to Exhibit 23(b) of Registrant's registration statement 2-57209, filed on Edgar April 27, 2000.

                           (c) Instruments Defining Rights of Security Holders. Not applicable.

                           (d)(1) Investment Advisory Contracts. Between Davis Series, Inc. and Davis Selected Advisers, L.P. dated January 1, 2001. Incorporated by reference to Exhibit (d)(1) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

                           (d)(2) Sub-Advisory Agreement between Davis Selected Advisers, L.P., and Davis Selected Advisers - NY, Inc., dated January 1, 2001. Incorporated by reference to Exhibit (d)(2) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

                           (e)(1) Underwriting Contracts. Distributing Agreement dated January 1, 2001. Incorporated by reference to Exhibit
                                     (23)(e)(1) of Registrant's registration
                                     statement 2-57209, filed on Edgar April 26,
                                     2001.

                           (e)(2) Form of Dealer Agreement between principal underwriter and distributing broker-dealers. Incorporated by reference to Exhibit (e)(3) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.


                           (f)       Bonus or Profit Sharing Contracts. Not
                                     applicable.

                           (g) Custodian Agreements. Custodian Agreement with State Street Bank and Trust Company, dated September 5, 2000. Incorporated by reference to Exhibit (g) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.


                           (h)(1) Other Material Contracts. Transfer Agency and Service Agreement dated March 10, 1998. Incorporated by reference to Exhibit (h)(1) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

                           (h)(2) Agreement Respecting Names, changing name from Retirement Planning Funds of America, Inc., to Davis Series, Inc., dated October 1, 1995. Incorporated by reference to Exhibit (h)(2) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.


                           (i)* Legal Opinion. Opinion and Consent of Counsel (D'Ancona & Pflaum).

                           (j)*      Other Opinions. Consent of Auditors (KPMG
                                     LP).

                           (k) Omitted Financial Statements. Incorporated from the Annual Report.

                           (l)       Initial Capital Agreements. Not applicable.

                           (m)(1) Rule 12b-1 Plan. Distribution Plans for Class A, B and C shares. Incorporated by reference to Exhibit (m)(1) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.


                           (m)(2) Rule 12b-1 Plan. Distribution Expense Plan in Respect to Government Money Market Fund, dated February 1, 1992. Incorporated by reference to Exhibit (m)(2) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

                           (n) Rule 18f-3 Plan. Plan pursuant to Rule 18f-3, as amended, incorporated by reference to Exhibit (18)(b) of Registrant's registration statement 2-57209 filed on Edgar August 12, 1997.

                           (o)      Reserved.

                           (p) Codes of Ethics. Code of Ethics as amended January 29, 2000. Incorporated by reference to Exhibit (p) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

                           (q) Other Exhibits. Powers of Attorney of the Registrant, Officers and Board of Directors of Davis New York Venture Fund, Davis Series, Davis International Total Return Fund and Davis Variable Account Fund, appointing Arthur Don and Thomas Tays as attorneys-in-fact, dated January 11, 2001. Incorporated by reference to Exhibit (q) of Registrant's registration statement 2-57209, filed on Edgar February 26, 2001.

                                  *  Filed herein

Item 24.      Persons Controlled by or Under Common Control With Registrant

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference from the Statement of Additional Information contained in Part B of this Registration Statement.

Item 25.      Indemnification

Registrant's Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General Corporation Law, subject only to the provisions of the Investment Company Act of 1940. The indemnification provisions of the Maryland General Corporation Law (the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

In addition, the Registrant's directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

In addition to the foregoing indemnification, Registrant's Articles of Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

Item 26. Business and Other Connections of Investment Adviser

Davis Selected Advisers, L.P. ("DSA") and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:

Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.

Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Selected Advisers - NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of DSA's advisory clients.

Davis Distributors LLC: a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and Selected Funds.

Davis Partners I, LLC: a wholly-owned subsidiary of DSA, serves as general partner of Davis Partners I, L.P., an unregistered investment company.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

ANDREW A. DAVIS (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director and President or Vice President of each of the Davis Funds and the Selected Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

CHRISTOPHER C. DAVIS (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director and Chief Executive Officer, President, and/or Vice President of each of the Davis Funds and the Selected Funds; Director, Chairman and Chief Executive Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer. Is a director of Kings Bay Ltd., an offshore investment management company.

KENNETH C. EICH (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President of each of the Davis Funds and Selected Funds; Chief Operating Officer of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

SHARRA L. REED (9/25/66), 2949 East Elvira Road, Suite 101Tucson, Arizona 85706. Vice President, Treasurer and Assistant Secretary of each of the Davis Funds and Selected Funds; Vice President of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

THOMAS D. TAYS, 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Legal Officer and Secretary, Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

GARY TYC (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

RUSSELL O. WIESE (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

Item 27.     Principal Underwriter


(a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, is the principal underwriter for each of the Davis Funds and Selected Funds: Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account Fund, Inc., Davis International Series, Inc., Selected American Shares, Inc., Selected Special Shares, Inc., and Selected Capital Preservation Trust.

(b)   Management of the Principal Underwriters:


NAME AND PRINCIPAL                   POSITIONS AND OFFICES WITH               POSITIONS AND OFFICES
BUSINESS ADDRESS                     UNDERWRITER                              WITH REGISTRANT
-----------------------              ---------------------------              ---------------------
Kenneth C. Eich                      President                                Vice President
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

Russell Wiese                        Chief Marketing Officer                  None
609 Fifth Avenue
New York, NY  10017


                                       4

Gary P. Tyc                          Vice President, Treasurer and            None
2949 East Elvira Road                Assistant Secretary
Suite 101
Tucson, AZ  85706

Anthony Frazia                       Chief Compliance Officer                 None
609 Fifth Avenue
New York, NY  10017

Thomas D. Tays                       Vice President and Secretary             Vice President and Secretary
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

(c)      Not applicable.

Item 28. Location of Accounts and Records

Accounts and records are maintained at the offices of Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, and at the offices of the Registrant's custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive, 7th Floor, North Quincy, Massachusetts 02107.


Item 29. Management Services

         Not applicable

Item 30. Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                               DAVIS SERIES, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 23rd day of April ,2002.


The Registrant hereby certifies that this Post Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485 of the Securities Act of 1933.



                                                    DAVIS SERIES, INC.


                                           *By: /s/ Thomas Tays
                                                -------------------------------
                                                    Thomas Tays
                                                    Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

              Signature                            Title                         Date
              ---------                            -----                         ----
     Christopher C. Davis*              Chief Executive Officer            April 23, 2002
     ---------------------
     Christopher C. Davis

     Sharra L. Reed*                    Principal Financial Officer        April 23, 2002
     ---------------                    and Treasurer
     Sharra L. Reed


                                           *By: /s/ Thomas Tays
                                                -------------------------------
                                                    Thomas Tays
                                                    Attorney-in-Fact

*Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to the powers of attorney filed as Exhibit (q)(1) to Registrant's Post-Effective Amendment 2-57209 filed on Edgar February 26, 2001.


                                                /s/ Thomas Tays
                                                -------------------------------
                                                    Thomas Tays
                                                    Attorney-in-Fact

                               DAVIS SERIES, INC.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on April 23, 2002 by the following persons in the capacities indicated.

           Signature                                       Title

Wesley E. Bass. Jr.*                                     Director
---------------------------------
Wesley E. Bass, Jr.

Jeremy H. Biggs*                                         Director
---------------------------------
Jeremy H. Biggs

Marc P. Blum*                                            Director
---------------------------------
Marc P. Blum

Andrew A. Davis*                                         Director
---------------------------------
Andrew A. Davis

Christopher C. Davis*                                    Director
---------------------------------
Christopher C. Davis

Jerry D. Geist*                                          Director
---------------------------------
Jerry D. Geist

D. James Guzy*                                           Director
---------------------------------
D. James Guzy

G. Bernard Hamilton*                                     Director
---------------------------------
G. Bernard Hamilton

Theodore B. Smith, Jr.*                                  Director
------------------------------------
Theodore B. Smith, Jr.

Christian R. Sonne*                                      Director
---------------------------------
Christian R. Sonne

Marsha Williams*                                         Director
-------------------------------
Marsha Williams


*Thomas Tays signs this document on behalf of each of the foregoing persons pursuant to the powers of attorney filed as Exhibit (q)(1) to Registrant's Post-Effective Amendment 2-57209 filed on Edgar February 26, 2001.


                                               /s/ Thomas Tays
                                               -------------------------------
                                               Thomas Tays
                                               Attorney-in-Fact

                                  EXHIBIT LIST


   23(i)           Legal consent, D'Ancona & Pflaum
   23(j)           Auditor's consent, KPMG